Registration No. 033-59474

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
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FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 153
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 153
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PRINCIPAL FUNDS, INC.
(Exact name of Registrant as specified in Charter)
655 9th Street
Des Moines, IA 50392
(Address of principal executive offices)
- - - - - - -
Telephone Number (515) 235-9154
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Copy to:
JENNIFER A. MILLS	JOSHUA B. DERINGER
The Principal Financial Group	Drinker Biddle & Reath, LLP
Des Moines, Iowa 50392	One Logan Square, Ste 2000
Philadelphia, PA 19103-6996
(Name and address of agent for service)
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Approximate Date of Proposed Public Offering: as soon as practicable after the effectiveness date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box)
____    immediately upon filing pursuant to paragraph (b) of Rule 485
XX     on December 31, 2014 pursuant to paragraph (b) of Rule 485
_____    60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____    on (date) pursuant to paragraph (a)(1) of Rule 485
_____    75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_____	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6 and S shares.
EXPLANATORY NOTE
The Amendment is being filed as an annual update to the Registrant’s registration statement for series with an August 31 fiscal year end as well as to add three new series (Origin Emerging Markets Fund, Real Estate Allocation Fund, and Real Estate Debt Income Fund), Institutional class shares to the International Small Company Fund, and Class R-6 shares to the Diversified Real Asset Fund and Origin Emerging Markets Fund. The Amendment includes the following:  (1) facing page; (2) Part A (prospectus for Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S Shares); (3) Part B (a statement of additional information that includes each series with an August 31 fiscal year end), (4) Part C, and (5) signature pages. The Amendment is not being filed to update or amend the prospectuses or statement of additional information for series with a fiscal year end of October 31.

PRINCIPAL FUNDS, INC. (“PFI”)
Class A Shares
Class C Shares
Class J Shares
Class P Shares
Class Institutional Shares
Class R-1 Shares
Class R-2 Shares
Class R-3 Shares
Class R-4 Shares
Class R-5 Shares
Class R-6 Shares
Class S Shares
The date of this Prospectus is December 31, 2014.

Ticker Symbols by Share Class
Fund	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6	S
Blue Chip	PBLAX	PBLCX		PBLPX	PBCKX
Bond Market Index			PBIJX		PNIIX	PBIMX	PBINX	PBOIX	PBIPX	PBIQX
Capital Securities												PCSFX
Credit Opportunities Explorer	PCEAX				PCOIX
Diversified Real Asset	PRDAX	PRDCX		PRDPX	PDRDX						PDARX
Dynamic High Yield Explorer	PDYAX				PDYIX
Global Multi-Strategy	PMSAX	PMSCX		PMSPX	PSMIX
Global Opportunities	PGLAX	PGOCX		PGXPX	PGOIX
International Equity Index					PIDIX	PILIX	PINEX	PIIOX	PIIPX	PIIQX
International Small Company	PICAX			PCOPX	PISMX
Opportunistic Municipal	PMOAX	PMODX		PMOQX
Origin Emerging Markets	POEYX				POEIX						POEFX
Preferred Securities	PPSAX	PRFCX	PPSJX	PPSPX	PPSIX	PUSAX	PPRSX	PNARX	PQARX	PPARX
Real Estate Allocation	PAEDX				PADDX
Real Estate Debt Income	PRDYX				PRDIX
Small-MidCap Dividend Income	PMDAX	PMDDX		PMDPX	PMDIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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BLUE CHIP FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses	1.00%	2.52%	2.54%	0.02%
Total Annual Fund Operating Expenses	1.95%	4.22%	3.24%	0.72%
Expense Reimbursement (1)	(0.60)%	(2.12)%	(2.34)%	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.35%	2.10%	0.90%	0.72%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.10% for Class C, and 0.75% for Institutional Class shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$680	$1,074	$1,492	$2,654
Class C	313	1,088	1,977	4,261
Class P	92	778	1,489	3,379
Institutional Class	74	230	401	894
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$213	$1,088	$1,977	$4,261

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 34.4 % of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the Russell 1000 Growth ® Index (as of November 30, 2014, this range was between approximately $370.0 million and $717.1 billion). The Fund invests in foreign securities. The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (June 14, 2012).
For periods prior to the inception date of Classes A, C and P shares (September 30, 2013), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold June 14, 2012.
Total Returns as of December 31 (Class A shares) (1)

Highest return for a quarter during the period of the bar chart above:	Q1 '13	10.03%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	2.08%

(1)	The year-to-date return as of September 30, 2014 was 4.30% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2013	1 Year	Life of Fund
Class A Return Before Taxes	21.59%	20.78%
Class A Return After Taxes on Distributions	21.52%	20.65%
Class A Return After Taxes on Distributions and Sale of Fund Shares	12.27%	16.05%
Class C Return Before Taxes	26.70%	24.32%
Class P Return Before Taxes	29.26%	25.83%
Institutional Class Return Before Taxes	29.32%	26.07%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	25.98%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	K. William Nolin (since 2012), Portfolio Manager

•	Tom Rozycki (since 2012), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional and P	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

BOND MARKET INDEX FUND

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.30%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	0.27%	1.15%	1.02%	0.84%	0.65%	0.53%
Fee Waiver and Expense Reimbursement (2) (3) (4)	(0.04)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.77%	0.24%	1.12%	0.99%	0.81%	0.62%	0.50%

(1)	Expense information in the table has been restated to reflect current fees. Effective December 31, 2014, Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending December 30, 2015. The fee waiver will reduce the Fund's Management Fees by 0.03% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)
Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(4)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.78% for Class J, 0.23% for Institutional, 1.11% for Class R-1, 0.98% for Class R-2, 0.80% for Class R-3, 0.61% for Class R-4, and 0.49% for Class R-5 shares. It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$179	$255	$446	$998
Institutional Class	25	84	149	340
Class R-1	114	362	630	1,395
Class R-2	101	322	560	1,245
Class R-3	83	265	463	1,034
Class R-4	63	205	359	808
Class R-5	51	167	293	662
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$79	$255	$446	$998
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 162 % of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to replicate the Barclays U.S. Aggregate Bond Index (the "Index") at the time of each purchase. The Index is composed of investment grade, fixed rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Fund employs a passive investment approach designed to attempt to track the performance of the Index. Under normal circumstances, the Fund maintains an average portfolio duration that is in line with the duration of the Index, which as of August 29, 2014 was 5.61 years. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (December 30, 2009).
For periods prior to the inception date of Class J shares (March 16, 2010), performance shown in the table for Class J shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 30, 2009.
Total Returns as of December 31 (Institutional Class shares) (1)(2)

Highest return for a quarter during the period of the bar chart above:	Q3 '11	3.76%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	(2.45)%

(1)	The year-to-date return as of September 30, 2014 was 4.94% for Institutional shares.

(2)	The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended 12/31/2013	1 Year	Life of Fund
Institutional Class Return Before Taxes	(2.44)%	3.60%
Institutional Class Return After Taxes on Distributions	(3.42)%	2.75%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	(1.38)%	2.46%
Class J Return Before Taxes	(3.88)%	2.88%
Class R-1 Return Before Taxes	(3.28)%	2.70%
Class R-2 Return Before Taxes	(3.22)%	2.82%
Class R-3 Return Before Taxes	(2.98)%	3.01%
Class R-4 Return Before Taxes	(2.82)%	3.20%
Class R-5 Return Before Taxes	(2.73)%	3.33%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	(2.02)%	4.03%

(1)	The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Mellon Capital Management Corporation

•	David C. Kwan (since 2009), Managing Director, Head of Fixed Income Management

•	Gregg Lee (since 2010), Vice President, Senior Portfolio Manager, Fixed Income

•	Zandra Zelaya (since 2009), Managing Director, Senior Portfolio Manager, Fixed-Income
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4 and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

CAPITAL SECURITIES FUND

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class S
Management Fees (1)	0.00%
Other Expenses (2)	0.02%
Total Annual Fund Operating Expenses	0.02%
Expense Reimbursement (3)	(0.02)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.00%

(1)
The table reflects that Principal Management Corporation ("Principal"), the investment advisor, is absorbing all expenses of the Fund. You should be aware, however, that the Fund is an integral part of "wrap-fee" programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Fund. Participants in these programs pay a "wrap" fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by your sponsor or your registered investment advisor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid to the registered investment advisor.

(2)	Based on estimated amounts for the current fiscal year.
(3)
Principal Management Corporation ("Principal"), the investment advisor, has agreed contractually to limit the Fund s expenses attributable to Class S shares by paying expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00%. It is expected that the expense limit will continue permanently; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class S	$0	$0
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. From March 3, 2014, date operations commenced, through August 31, 2014, the Fund's annualized portfolio turnover rate was 16.9 % of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of each purchase. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets, but are junior to all forms of the company's debt. All of the preferred securities purchased by the Fund are issued by companies with senior debt rated at the time of purchase BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investor Service, Inc. ("Moody's"). The Fund may invest up to 100% of its assets in below investment grade (sometimes called “junk”) preferred securities which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the preferred security has been rated by only one of those agencies, that rating will determine whether the preferred security is below investment grade; if the preferred security has not been rated by either of those agencies, the Sub-Advisor will determine whether the preferred security is of a quality comparable to those rated below investment grade), provided that the issuer of such below investment grade preferred securities has senior debt outstanding that is rated at the time of purchase BBB- or higher by S&P or Baa3 or higher by Moody's.

The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the U.S. and non-U.S. financial services (i.e., banking, insurance and commercial finance) industry.
During the fiscal year ended August 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	54.99% in securities rated Baa	0.00% in securities rated Caa	0.00% in securities rated D
5.03% in securities rated Aa	19.52% in securities rated Ba	0.00% in securities rated Ca	2.62% in securities not rated
15.45% in securities rated A	2.39% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk (Financial Services). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund's investments in these companies may lose significant value during such periods.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the BofA Merrill Lynch U.S. Capital Securities Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-582 or online at www.principal.com.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Spectrum Asset Management, Inc.

•	Fernando “Fred” Diaz (since 2014), Portfolio Manager

•	Roberto Giangregorio (since 2014), Portfolio Manager

•	L. Phillip Jacoby, IV (since 2014), Chief Investment Officer and Portfolio Manager

•	Manu Krishnan (since 2014), Portfolio Manager

•	Mark A. Lieb (since 2014), President and Chief Executive Officer

Purchase and Sale of Fund Shares
Eligibility to invest in the Capital Securities Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or Principal Global Investors, LLC (PGI) have an agreement with the wrap-fee program's sponsor ("Sponsor") or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers) (Eligible Wrap Accounts) are eligible to purchase shares of the Fund. References to Wrap Fee Adviser shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.
A client agreement with the Sponsor to open an account in the Sponsor's wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap account ordinarily will be made by the Wrap Fee Adviser, the Sponsor or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap account participates. If your wrap-fee account's use of the Wrap Fee Adviser's investment style is terminated by you, the Sponsor or the Wrap Fee Adviser, your wrap account will cease to be an Eligible Wrap Account and you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
There are no minimum initial or subsequent investment requirements for Eligible Wrap Accounts. Eligible Wrap Accounts may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through its intermediary.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

CREDIT OPPORTUNITIES EXPLORER FUND

Objective:	The Fund seeks to achieve long-term returns, comprised of income and capital appreciation, with an emphasis on managing volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses (1)	0.77%	0.37%
Total Annual Fund Operating Expenses	1.62%	0.97%
Expense Reimbursement (2)	(0.52)%	(0.27)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.10%	0.70%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.10% for Class A, and 0.70% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$483	$818
Institutional Class	72	282
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of credit-related instruments, represented by bonds and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The derivatives include futures contracts and swap agreements. The credit-related securities in which the Fund invests include U.S. and non-U.S. investment-grade debt securities; U.S. and non-U.S. below investment grade securities (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade); securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; asset-backed securities or mortgage-backed securities representing an interest in a pool of mortgage loans or other assets; preferred securities; and foreign securities. In addition, the Fund invests some of its assets in sovereign and corporate debt securities of issuers in emerging market countries. Under normal circumstances, the Fund maintains an average portfolio duration that is within 0 to 9 years. The Fund actively trades portfolio securities.
The Fund uses derivative instruments for hedging, managing fixed income exposure, managing its foreign currency exposure, or mitigating volatility. Specifically, the Fund invests in futures contracts (including Treasury, sovereign bond and volatility futures) or interest rate swaps to manage the fixed-income exposure (including for hedging purposes) and credit default swaps to increase or decrease, in an efficient manner, exposure to certain sectors or individual issuers. The Fund uses forwards to manage its foreign currency exposure.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset resulting in a risk of loss to the fund.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Barclays Global Aggregate Corporate USD Hedged Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class A - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	William C. Armstrong (since 2014), Portfolio Manager

•	Tina Paris (since 2014), Portfolio Manager

•	Darryl Trunnel (since 2014), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED REAL ASSET FUND

Objective:	The Fund seeks a long-term total return in excess of inflation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.	R-6
Management Fees	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A	N/A
Other Expenses	0.20%	0.22%	0.31%	0.04%	0.08% (1)
Total Annual Fund Operating Expenses	1.27%	2.04%	1.13%	0.86%	0.90%
Expense Reimbursement (2)	(0.02)%	(0.04)%	(0.11)%	N/A	(0.02)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.25%	2.00%	1.02%	0.86%	0.88%

(1)	Based on estimated expenses for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class A, 2.00% for Class C, and 0.88% for R-6 shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$498	$761	$1,044	$1,850
Class C	303	636	1,095	2,366
Class P	104	348	612	1,365
Institutional Class	88	274	477	1,061
Class R-6	90	285

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$203	$636	$1,095	$2,366
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 67.3 % of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by allocating its assets among the following general investment categories: inflation-indexed bonds, securities of real estate companies, commodity index-linked notes, fixed-income securities, securities of natural resource companies, master limited partnerships (MLPs), publicly-listed infrastructure companies, floating rate debt, securities of global agriculture companies, and securities of global timber companies. The Fund purchases derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the real estate and energy/natural resources industries.
In managing the Fund, Principal Management Corporation ("Principal"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the general investment categories described below, which are executed by multiple sub-advisors. The allocations will vary from time to time, and the Fund may add additional investment categories. Except for its policy to concentrate in the real estate and energy/natural resources industries, the Fund retains considerable latitude in allocating its assets.
A portion of the Fund's assets is invested primarily in inflation-indexed bonds issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
A portion of the Fund's assets is invested in a combination of commodity index-linked notes and fixed-income securities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities. The fixed income securities are primarily short-term U.S. Treasury and Agency notes and bonds.
A portion of the Fund's assets is invested in the real estate industry. The Fund invests in equity securities of global companies principally engaged in the real estate industry ("real estate companies"). A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs"), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
A portion of the Fund's assets is invested in securities of companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities.
A portion of the Fund's assets is invested in MLPs. Generally, MLPs are engaged in the transportation, storage, processing, refining, marketing, production, or mining of natural resources. The Fund invests primarily in the mid-stream category of MLPs, which is generally comprised of pipelines used to gather, process, transport, and distribute natural gas, crude oil, and refined petroleum products.

A portion of the Fund’s assets is invested in domestic and foreign publicly-listed infrastructure companies. Publicly-listed infrastructure equity securities trade on an exchange and include, but are not limited to, companies involved in the ownership and/or operations of infrastructure assets within the transportation, communications, water, electricity transmission and distribution, and oil and gas storage, processing and transportation industries.
A portion of the Fund’s assets is invested in below-investment-grade (sometimes called “junk”) or comparable unrated floating rate debt (also known as bank loans, syndicated loans, leveraged loans or senior floating rate interests). Floating rate debt has a variable coupon that resets periodically, with interest payments determined by a representative interest rate index (e.g. LIBOR or the federal funds rate) plus a fixed spread. As a result, the coupon payments vary, or “float” with prevailing market interest rates.
A portion of the Fund's assets is invested in securities of global agricultural companies. These include companies contributing to and/or profiting from the agricultural sector, especially those active in production, processing and supply chain services, as well as the production of farming inputs such as machinery, agricultural chemicals and seeds.
A portion of the Fund’s assets is invested in securities of global timber companies. These include companies active in the financing, planting, and management of forests and wooded areas and/or in the processing, production and distribution of wood for construction and other services and products derived from wood.
During the fiscal year ended August 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

49.40% in securities rated Aaa	1.11% in securities rated Baa	1.94% in securities rated Caa	0.01% in securities rated D
0.81% in securities rated Aa	17.37% in securities rated Ba	0.00% in securities rated Ca	12.81% in securities not rated
0.22% in securities rated A	16.33% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Commodity Index-Linked Notes Risk. The value of commodities may be affected by overall market movements and other factors affecting the value of a particular industry or commodity. These notes expose the fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged. At the maturity of the note, the fund may receive more or less principal than it originally invested. The fund may also receive interest payments on the note that are less than the stated coupon interest payments.
Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk (Energy/Natural Resources). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in energy/natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.
Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional and R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (March 16, 2010).
For periods prior to the inception date of Class P shares (September 27, 2010) and Class R-6 shares (December 31, 2014), performance shown in the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold March 16, 2010.
Total Returns as of December 31 (Class A shares) (1)(2)

Highest return for a quarter during the period of the bar chart above:	Q4 '11	7.04%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(9.20)%

(1)	The year-to-date return as of September 30, 2014 was 5.49% for Class A shares.

(2)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended 12/31/2013	1 Year	Life of Fund
Class A Return Before Taxes	1.04%	6.16%
Class A Return After Taxes on Distributions	0.60%	5.63%
Class A Return After Taxes on Distributions and Sale of Fund Shares	0.71%	4.75%
Class C Return Before Taxes	3.15%	6.46%
Class P Return Before Taxes	5.30%	7.52%
Institutional Class Return Before Taxes	5.38%	7.68%
Class R-6 Return Before Taxes	5.37%	7.67%
Barclays U.S. Treasury TIPS Index (reflects no deduction for fees, expenses, or taxes)	(8.61)%	4.17%
MSCI All Country World Index (ACWI) (reflects no deduction for fees, expenses, or taxes)	22.80%	10.41%
Bloomberg Commodity Index (reflects no deduction for fees, expenses, or taxes)	(9.52)%	(1.36)%
Diversified Real Asset Blended Index (reflects no deduction for fees, expenses, or taxes)	2.86%	5.86%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings of the Diversified Real Asset Blended Index are as follows: 40% Barclays U.S. Treasury TIPS Index, 40% MSCI All Country World Index (ACWI), and 20% Bloomberg Commodity Index.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	Jake S. Anonson (since 2014), Portfolio Manager

•	Jessica S. Bush (since 2014), Portfolio Manager

•	Marcus W. Dummer (since 2014), Portfolio Manager

•	James W. Fennessey (since 2014), Portfolio Manager

•	Kelly A. Grossman (since 2010), Portfolio Manager

•	Benjamin E. Rotenberg (since 2014), Portfolio Manager
Sub-Advisors:
BlackRock Financial Management, Inc.
Brookfield Investment Management Inc.
Credit Suisse Asset Management, LLC
Jennison Associates LLC
Pictet Asset Management SA
Principal Real Estate Investors, LLC
Symphony Asset Management LLC
Tortoise Capital Advisors, L.L.C.

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional, P, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.

For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

DYNAMIC HIGH YIELD EXPLORER FUND

Objective:	The Fund seeks to provide a high level of current income with an emphasis on managing volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses (1)	0.80%	0.43%
Total Annual Fund Operating Expenses	1.70%	1.08%
Expense Reimbursement (2)	(0.60)%	(0.33)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.10%	0.75%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.10% for Class A and 0.75% for Institutional Class shares. It is expected that the expense limit will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$483	$834
Institutional Class	$77	$311
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. and non-U.S. below investment grade securities (sometimes called “high yield” or "junk") which are rated at the time of each purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the security has been rated by only one of those agencies, that rating will determine whether the security is below investment grade; if the security has not been rated by either of those agencies, the Sub-Advisor will determine whether the security is of a quality comparable to those rated below investment grade). The Fund has a flexible investment strategy and invests in bank loans (also known as senior floating rate interests) and bonds. The Fund also invests in U.S. and non-U.S. investment grade corporate bonds. In addition, the Fund also invests some of its assets in corporate debt securities of issuers in emerging market countries. Under normal circumstances, the Fund maintains an average portfolio duration that is within 0 to 5 years. The Fund actively trades portfolio securities.
The Fund uses derivative instruments for hedging, managing fixed income exposure, managing foreign currency exposure, or mitigating volatility. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in futures contracts (including Treasury, sovereign bond and volatility futures) or interest rate swaps to manage the fixed-income exposure (including for hedging purposes) and credit default swaps to increase or decrease, in an efficient manner, exposure to certain sectors or individual issuers. The Fund uses forwards to manage its foreign currency exposure.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset resulting in a risk of loss to the fund.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the S&P/LSTA U.S. Leveraged Loan 100 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class A - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Mark P. Denkinger (since 2014), Portfolio Manager

•	Jason Hahn (since 2014), Portfolio Manager

•	Josh Rank (since 2014), Portfolio Manager

•	Darrin E. Smith (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

GLOBAL MULTI-STRATEGY FUND

Objective:	The Fund seeks to achieve long-term capital appreciation with an emphasis on positive total returns and relatively low volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst
Management Fees	1.58%	1.58%	1.58%	1.58%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses:
Dividend and Interest Expense on Short Sales	0.54%	0.54%	0.54%	0.54%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.20%	0.26%	0.18%	0.05%
Total Annual Fund Operating Expenses	2.58%	3.39%	2.31%	2.18%
Expense Reimbursement(1)	(0.03)%	(0.09)%	—%	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	2.55%	3.30%	2.31%	2.18%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.00% for Class A, 2.75% for Class C, and 1.65% for Institutional Class shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$623	$1,145	$1,691	$3,178
Class C	433	1,033	1,757	3,670
Class P	234	721	1,235	2,646
Institutional Class	221	682	1,169	2,513

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$333	$1,033	$1,757	$3,670
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 166.4 % of the average value of its portfolio.
Principal Investment Strategies
Principal Management Corporation ("Principal"), the Fund's investment adviser, allocates the Fund's assets among one or more of the investment strategies described below, which are executed by one or more of the Fund's sub-advisors. In making these allocations, Principal seeks to combine the strategies of the sub-advisors efficiently and systematically so that the Fund generates, through a diversified set of investment strategies, a positive total return with relatively low volatility and low sensitivity or correlation to market indices. By allocating the Fund’s assets among a variety of investment strategies, which will vary from time-to-time, the Fund seeks to lessen risk and reduce volatility. Principal may also direct a sub-advisor to reduce or omit its investment in certain assets or asset classes in an effort to achieve its desired combination of the Fund's strategies.
In pursuing its strategies, the Fund invests in a broad range of instruments including, but not limited to, equities, bonds, currencies, convertible securities and derivatives such as futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund intends to engage in derivative transactions to gain exposure to a variety of securities or attempt to reduce risk. The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. The Fund actively trades portfolio securities.
Some of the strategies take long and/or short positions. When taking a short position, the Fund may sell an instrument that it does not own and then borrow to meet its settlement obligations. The Fund may take short positions in futures, forwards or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will profit if the value of the instrument increases. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements. Relative value positions may be taken as well in the various strategies. Relative value strategies capitalize on price differences between similar securities or relative value among securities of the same company.
Some of the Fund's strategies involve investing in foreign securities. The Fund typically invests in foreign securities of at least 10 countries and at least 30% of its assets in foreign securities.
The Fund may use all or some of the following strategies to varying degrees, depending on market conditions, and may add additional strategies. Principal may allocate 0% to 100% of the Fund’s assets to any of these strategies at any time.
Credit Long/Short and Distressed Credit. This strategy utilizes a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies. This strategy invests in fixed income securities and instruments and may invest in both investment-grade securities and below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). This strategy may also invest in the following securities: securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers, preferred securities, convertible securities, Rule 144A securities, mortgage or asset-backed securities, floating rate debt (including bank loans), distressed investments, emerging markets, equities and derivative instruments, such as options, futures contracts, forwards or swap agreements. This strategy may utilize derivative instruments in an effort to minimize volatility. Also, at times, this strategy expects to gain its investment exposure substantially through the use of derivatives. The notional value of this strategy’s long and short investment exposures may at times each reach 100% of the assets invested in this strategy (excluding instruments used primarily for duration, yield curve, and interest rate management and short-term investments), although these exposures may be higher or lower at any given time. This strategy may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Emerging Market Long/Short Credit. The emerging markets credit opportunities strategy is designed to benefit from opportunities in emerging market, liquid, high grade, high yield, stressed, distressed and other corporate or sovereign credits. This strategy takes long and short exposure to selected emerging market issuers when factors have been identified which the Fund believes will drive substantial appreciation or depreciation of the particular exposure. The geographical focus of the investment strategy is derived from the dynamics of economic and political developments as well as the specific nature of local jurisdictions in the emerging markets. These securities may be either U.S. or non-U.S. dollar denominated.
Equity Long/Short. This strategy provides long and short exposure to a diversified portfolio of U.S. and non-U.S. equities which involves simultaneously investing in equities (i.e., investing long) the sub-advisor expects to increase in value (securities the sub-advisor believes are undervalued) and either selling equities (i.e., short sales or short selling) the sub-advisor expects to decrease in value (securities the sub-advisor believes are overvalued) or hedging equity market exposure in another way (i.e., by using derivatives such as futures or options). Long/short equity expresses industry views by emphasizing certain industries and it also seeks to exploit pricing inefficiencies between related equity securities. An example of exploiting pricing inefficiencies between related equity securities is building a portfolio containing long positions in the strongest companies of several industries and taking short positions in companies showing signs of weakness in the corresponding industries. This strategy has available two methods of analysis: fundamental analysis, a method of security analysis that involves examining a company's financial statements and operations, especially sales, earnings, products, management and competition and quantitative analysis, a method of security analysis that involves use of mathematical models to examine a company's measurable characteristics such as revenue, earnings, margins and market share.
Equity Market Neutral. This strategy seeks to profit by exploiting pricing inefficiencies between related equity securities and neutralizing exposure to market risk by maintaining long and short positions. Equity market neutral is not expected to have industry overweights.
Dedicated Short Bias. The dedicated short bias strategy seeks to profit by shorting stocks that have negative market sentiment and neutralizing exposure to market risk by maintaining long and short positions.
Global Macro. Global macro strategies seek to profit from movement in the prices of securities that are highly sensitive to macroeconomic conditions, across a broad spectrum of assets. This strategy provides long and short exposure to developed country equities, currencies, bonds, and interest rates.
Emerging Markets. This strategy seeks to profit from investing in equities, bonds, and currencies of issuers in emerging markets. This strategy provides long and short exposure to emerging country equity, debt, and currency markets, and long and short exposure to a basket of liquid equity securities traded on emerging and developed market exchanges.
Convertible Arbitrage. Convertible arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option) by structuring trades using multiple securities within the capital structure of a convertible bond issuer. The Fund may purchase the convertible bond of a given issuer and simultaneously sell short the common stock of that same issuer to take advantage of a mispricing of either security. This strategy takes positions in various global convertible debt and preferred securities and an offsetting position in various global equities directly linked to the convertible securities. In implementing this strategy, the Fund may use derivatives to hedge against a decline in interest rates or credit exposure.
Currency Instruments, Futures Contracts, Futures-Related Instruments and Equity Swaps. These strategies seek to profit from the design and implementation of quantitative selection models to help predict upcoming movements in any combination of fixed income, currency, or equity markets. This strategy provides long and short exposure to developed country equities, bonds and currency markets and long and short exposure to emerging country equity and currency markets.
Event Driven. Event driven strategies seek to profit from investing in the securities of companies based not on a value or growth investment style but rather on the basis that a specific event or catalyst will affect future prices. This strategy attempts to capitalize on price discrepancies and returns generated by corporate activity, such as merger arbitrage. In merger arbitrage, the Fund will employ a diversified, disciplined strategy to attempt to capture the returns from holding a long/short portfolio of stocks of companies involved in mergers.

Fixed Income Arbitrage. Fixed income arbitrage seeks to profit from exploiting mispricing of various, liquid fixed income or interest rate sensitive securities. This strategy provides long and short exposure to developed country bond and currency markets, long and short exposure to investment grade credit markets and long and short exposure to forward mortgage-backed securities trading in the to be announced (“TBA”) market.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Arbitrage Trading Risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, in which case the fund may realize losses.
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset resulting in a risk of loss to the fund.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Convertible Securities Risk. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Distressed Investments Risk. A fund’s investment in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk for the following reasons. These instruments may become illiquid and the prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and a fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the fund may lose its entire investment.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated, if at all, and that the market price of a stock declines.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Short Sale Risk. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (October 24, 2011).

For periods prior to the inception date of Class C shares (June 14, 2012), performance of Class C shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on October 24, 2011.
Total Returns as of December 31 (Class A shares) (1)(2)

Highest return for a quarter during the period of the bar chart above:	Q1 '12	2.81%
Lowest return for a quarter during the period of the bar chart above:	Q2 '12	(0.20)%

(1)	The year-to-date return as of September 30, 2014 was 1.76% for Class A shares.

(2)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended 12/31/2013	1 Year	Life of Fund
Class A Return Before Taxes	1.06%	2.75%
Class A Return After Taxes on Distributions	0.85%	2.51%
Class A Return After Taxes on Distributions and Sale of Fund Shares	0.77%	2.11%
Class C Return Before Taxes	3.20%	3.87%
Class P Return Before Taxes	5.32%	4.82%
Institutional Class Return Before Taxes	5.46%	4.97%
HFRI (Hedge Fund Research Inc.) Funds-of-Funds Composite Index (reflects no deduction for fees, expenses, or taxes)	8.96%	6.02%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	Jake S. Anonson (since 2014), Portfolio Manager

•	Jessica S. Bush (since 2014), Portfolio Manager

•	Marcus W. Dummer (since 2014), Portfolio Manager

•	James W. Fennessey (since 2014), Portfolio Manager

•	Kelly A. Grossman (since 2010), Portfolio Manager

•	Benjamin E. Rotenberg (since 2014), Portfolio Manager

Sub-Advisors:
AQR Capital Management, LLC
Cliffwater LLC
CNH Partners, LLC
Finisterre Capital LLP
Graham Capital Management, L.P.
Loomis, Sayles & Company, L.P.
Los Angeles Capital Management and Equity Research, Inc.
Wellington Management Company LLP
York Registered Holdings, L.P.
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional and P	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

GLOBAL OPPORTUNITIES FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.
Management Fees	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses	2.87%	2.79%	283.98%	0.01%
Total Annual Fund Operating Expenses	3.95%	4.62%	284.81%	0.84%
Expense Reimbursement (1)	(2.45)%	(2.37)%	(283.78)%	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.50%	2.25%	1.03%	0.84%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class A and 2.25% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$694	$1,475	$2,272	$4,340
Class C	328	1,181	2,141	4,574
Class P (1)	105	9,536	40,027	(833,877)
Institutional Class	86	268	466	1,037
(1) As of August 31, 2014, Class P of Global Opportunities Fund had approximately $10,000 in net assets; therefore, the example calculation renders unusual cost examples for years other than those during which the expense reimbursement is in place.

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$228	$1,181	$2,141	$4,574
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 128.4 % of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities. The Fund typically invests in foreign securities of at least three countries and at least 30% of its assets in foreign securities. The Fund will invest in U.S. securities and emerging market securities. The Fund has a flexible investment strategy and may invest in equity securities regardless of market capitalization (small, medium, or large) and style (growth or value). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (December 28, 2012).
For periods prior to the inception date of Classes A, C and P shares (September 30, 2013), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold December 28, 2012.
Total Returns as of December 31 (Class A shares) (1)

Highest return for a quarter during the period of the bar chart above:	Q4 '13	9.11%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	(0.70)%

(1)	The year-to-date return as of September 30, 2014 was 3.38% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2013	1 Year	Life of Fund
Class A Return Before Taxes	16.64%	17.24%
Class A Return After Taxes on Distributions	16.50%	17.10%
Class A Return After Taxes on Distributions and Sale of Fund Shares	9.53%	13.14%
Class C Return Before Taxes	21.57%	23.07%
Class P Return Before Taxes	24.04%	24.54%
Institutional Class Return Before Taxes	24.45%	24.97%
MSCI All Country World Index (ACWI) (reflects no deduction for fees, expenses, or taxes)	22.80%	23.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Christopher Ibach (since 2012), Portfolio Manager

•	Xiaoxi Li (since 2012), Portfolio Manager

•	Mustafa Sagun (since 2012), Chief Investment Officer & Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional and P	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

INTERNATIONAL EQUITY INDEX FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.08%	0.60%	0.52%	0.39%	0.35%	0.33%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.34%	1.21%	1.08%	0.90%	0.71%	0.59%
Expense Reimbursement(1)	—%	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	0.34%	1.21%	1.08%	0.90%	0.71%	0.59%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.35% for Institutional Class shares. It is expected that the expense limit will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$35	$109	$191	$431
Class R-1	123	384	665	1,466
Class R-2	110	343	595	1,317
Class R-3	92	287	498	1,108
Class R-4	73	227	395	883
Class R-5	60	189	329	738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 45.8 % of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities held by MSCI EAFE NDTR D Index (the "Index") at the time of each purchase. The Index is a weighted equity index designed to measure the equity performance of developed markets (Europe, Australia, New Zealand, and Far East), excluding the United States and Canada. The Fund employs a passive investment approach designed to attempt to track the performance of the Index. The Fund utilizes derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund invests in index futures and equity ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (December 30, 2009).

Total Returns as of December 31 (Institutional Class shares) (1)

Highest return for a quarter during the period of the bar chart above:	Q3 '10	17.39%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(20.25)%

(1)	The year-to-date return as of September 30, 2014 was (1.91)% for Institutional shares.

Average Annual Total Returns
For the periods ended 12/31/2013	1 Year	Life of Fund
Institutional Class Return Before Taxes	21.37%	7.46%
Institutional Class Return After Taxes on Distributions	16.87%	6.21%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	15.69%	5.94%
Class R-1 Return Before Taxes	20.33%	6.52%
Class R-2 Return Before Taxes	20.52%	6.63%
Class R-3 Return Before Taxes	20.70%	6.86%
Class R-4 Return Before Taxes	20.97%	7.07%
Class R-5 Return Before Taxes	21.12%	7.19%
MSCI EAFE NDTR D Index (reflects no deduction for fees, expenses, or taxes)	22.78%	8.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

INTERNATIONAL SMALL COMPANY FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	P	Inst.
Management Fees	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Other Expenses (1)	0.61%	0.50%	0.46%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.92%	1.56%	1.52%
Expense Reimbursement (2)	(0.31)%	(0.30)%	(0.31)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.61%	1.26%	1.21%

(1)	Based on estimated expenses for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60% for Class A and 1.20% for Institutional Class shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$705	$1,092
Class P	128	463
Institutional Class	123	450
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From June 11, 2014, date operations commenced, through August 31, 2014, the Fund's annualized portfolio turnover rate was 49.2 % of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the MSCI World ex-USA Small Cap Index (as of November 30, 2014, this range was between approximately $30.5 million and $7.1 billion). The Fund invests primarily in foreign equity securities. The Fund has no limitation on the percentage of assets that is invested in any one country or denominated in any one currency, but the Fund typically invests in foreign securities of more than 10 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the MSCI World ex-USA Small Cap Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and P - www.principalfunds.com

•	For Institutional Class - www.principal.com
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Tiffany N. Lavastida (since 2014), Portfolio Manager

•	Brian W. Pattinson (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional and P	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

OPPORTUNISTIC MUNICIPAL FUND

Objective:	The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses:
Interest Expenses	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.35%	0.47%	60.80%
Total Annual Fund Operating Expenses	1.22%	2.09%	61.42%
Expense Reimbursement (1)	(0.20)%	(0.32)%	(60.60)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.02%	1.77%	0.82%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A and 1.65% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$475	$729	$1,002	$1,780
Class C	280	624	1,094	2,395
Class P	84	6,679	7,932	8,221

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$180	$624	$1,094	$2,395
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 78.4 % of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations (securities issued by or on behalf of state or local governments and other public authorities) at the time of each purchase. Twenty-five percent or more of these may be from California. Municipal obligations pay interest that is exempt from federal income tax. The Fund has a flexible investment strategy and invests in obligations of any duration and credit quality, including below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade).
The Fund invests in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities (“Agency Securities”) and exchange-traded funds (ETFs) to gain exposure to the municipal market.
The Fund uses derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund invests in futures contracts to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund also invests in inverse floating rate instruments, which are generally more volatile than other types of municipal obligations and may involve leverage, to enhance investment income.
During the fiscal year ended August 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.30% in securities rated Aaa	16.28% in securities rated Baa	0.96% in securities rated Caa	0.00% in securities rated D
15.36% in securities rated Aa	17.03% in securities rated Ba	0.00% in securities rated Ca	23.57% in securities not rated
18.13% in securities rated A	8.37% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset resulting in a risk of loss to the fund.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Geographic Concentration Risk. A fund that invests significant portions of its assets in particular geographic areas (a particular state, such as California or Illinois, or a particular country or region) has greater exposure than other funds to economic conditions and developments in those areas.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Inverse Floating Rate Investments. Inverse floating rate investments are extremely sensitive to changes in interest rates and in some cases their market value may be extremely volatile.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (June 14, 2012).
For periods prior to the inception date of Class P shares (December 30, 2013), performance of Class P shares is based on the performance of the Fund's Class A shares adjusted to reflect the fees and expenses of Class P shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares, which were first sold June 14, 2012.

Total Returns as of December 31 (Class A shares) (1)

Highest return for a quarter during the period of the bar chart above:	Q1 '13	2.01%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	(6.51)%

(1)	The year-to-date return as of September 30, 2014 was 13.68% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2013	1 Year	Life of Fund
Class A Return Before Taxes	(11.25)%	(3.43)%
Class A Return After Taxes on Distributions	(11.25)%	(3.49)%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(4.66)%	(1.62)%
Class C Return Before Taxes	(9.34)%	(1.73)%
Class P Return Before Taxes	(7.76)%	(1.12)%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	(2.55)%	0.36%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	James Noble (since 2012), Portfolio Manager

•	James Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
While the Fund intends to distribute income that is exempt from regular federal and possibly some state income taxes, a portion of the Fund’s distributions may be subject to federal income taxes or to the federal alternative minimum tax. A portion of the Fund’s distributions likely will be subject to state income taxes depending on the state’s rules.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

ORIGIN EMERGING MARKETS FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.	R-6
Management Fees	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Other Expenses (1)	0.54%	0.43%	0.25%
Total Annual Fund Operating Expenses	1.99%	1.63%	1.45%
Expense Reimbursement (2)	(0.24)%	(0.28)%	(0.19)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.75%	1.35%	1.26%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A,1.35% for Institutional Class, and 1.26% for Class R-6 shares. It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$718	$1,118
Institutional Class	137	487
Class R-6	128	440
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. Emerging market companies are:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
"Emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond). It invests in equity securities of small, medium, and large market capitalization companies. The fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the MSCI Emerging Markets NDTR D Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class A - www.principalfunds.com.

•	For Classes Institutional and R-6 - www.principal.com.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Origin Asset Management LLP

•	John Birkhold (since 2014), Partner

•	Chris Carter (since 2014), Partner

•	Nigel Dutson (since 2014), Partner

•	Tarlock Randhawa (since 2014), Partner

•	Nerys Weir (since 2014), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PREFERRED SECURITIES FUND

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.10%	0.11%	0.26%	0.13%	0.05%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.05%	1.81%	1.21%	0.83%	0.75%	1.59%	1.46%	1.28%	1.09%	0.97%
Fee Waiver and Expense Reimbursement (2) (3)	N/A	N/A	(0.01)%	—%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.05%	1.81%	1.20%	0.83%	0.75%	1.59%	1.46%	1.28%	1.09%	0.97%

(1)	Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, Distribution and/or Service (12b-1) Fees for Class J were reduced.
(2)
Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$478	$697	$933	$1,609
Class C	284	569	980	2,127
Class J	222	383	664	1,465
Class P	85	265	460	1,025
Institutional Class	77	240	417	930
Class R-1	162	502	866	1,889
Class R-2	149	462	797	1,746
Class R-3	130	406	702	1,545
Class R-4	111	347	601	1,329
Class R-5	99	309	536	1,190
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$184	$569	$980	$2,127
Class J	122	383	664	1,465
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 20.1 % of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of each purchase. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets, but are junior to all forms of the company's debt. Most of the securities purchased by the Fund are preferred securities of companies rated at the time of purchase BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor. The Fund also invests up to 25% of its assets in below investment grade preferred securities and bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade).
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the U.S. and non-U.S. financial services (i.e., banking, insurance and commercial finance,) industry. The Fund also regularly invests in the real estate investment trust (i.e. REIT) and utility industries.
The Fund uses derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund employs active volatility mitigation strategies that buy long and short vertical put option spreads and vertical call option spreads on U.S. Treasury bond futures. Vertical spreads are the simultaneous purchase and sale of two options of the same type with the same expiration date but two different strike prices. The strike price is the fixed price at which the owner of the option can buy (in the case of a call), or sell (in the case of a put), the underlying security. This strategy seeks to produce gains regardless of the directional movement of U.S. Treasuries, credit spreads and interest rates while mitigating volatility.

During the fiscal year ended August 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	69.78% in securities rated Baa	0.00% in securities rated Caa	0.00% in securities rated D
4.05% in securities rated Aa	12.74% in securities rated Ba	0.00% in securities rated Ca	0.58% in securities not rated
11.87% in securities rated A	0.98% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset resulting in a risk of loss to the fund.
Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk (Financial Services). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Classes R-2, R-3, R-4, and R-5 shares (June 1, 2004), Class R-1 shares (November 1, 2004), Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (September 27, 2010), performance shown in the bar chart and the table for these classes is based on the performance of the Fund’s Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on May 1, 2002.
Total Returns as of December 31 (Class A shares) (1)(2)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	38.89%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(20.97)%

(1)	The year-to-date return as of September 30, 2014 was 9.62% for Class A shares.

(2)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended 12/31/2013	1 Year	5 Years	10 Years
Class A Return Before Taxes	(2.34)%	14.78%	4.71%
Class A Return After Taxes on Distributions	(4.90)%	12.34%	2.69%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(0.59)%	11.06%	2.95%
Class C Return Before Taxes	(0.21)%	14.80%	4.40%
Class J Return Before Taxes	0.25%	15.34%	4.75%
Class P Return Before Taxes	1.61%	15.87%	5.31%
Institutional Class Return Before Taxes	1.81%	16.03%	5.48%
Class R-1 Return Before Taxes	0.89%	15.04%	4.57%
Class R-2 Return Before Taxes	1.12%	15.19%	4.71%
Class R-3 Return Before Taxes	1.30%	15.41%	4.91%
Class R-4 Return Before Taxes	1.51%	15.64%	5.09%
Class R-5 Return Before Taxes	1.61%	15.80%	5.23%
BofA Merrill Lynch Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses, or taxes)	(3.65)%	9.23%	1.69%
BofA Merrill Lynch U.S. Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	4.95%	16.97%	5.28%
Preferreds Blended Index (reflects no deduction for fees, expenses, or taxes)	1.71%	12.57%	3.28%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Fund's performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for the Preferreds Blended Index are as follows: 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch U.S. Capital Securities Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Spectrum Asset Management, Inc.

•	Fernando “Fred” Diaz (since 2010), Portfolio Manager

•	Roberto Giangregorio (since 2010), Portfolio Manager

•	L. Phillip Jacoby, IV (since 2002), Chief Investment Officer and Portfolio Manager

•	Manu Krishnan (since 2010), Portfolio Manager

•	Mark A. Lieb (since 2009), President and Chief Executive Officer

•	Kevin Nugent (since 2014), Vice President and Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4 and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

REAL ESTATE ALLOCATION FUND

Objective:	The Fund seeks to provide total return with income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses (1)	0.30%	0.19%
Acquired Fund Fees and Expenses (1)	0.79%	0.79%
Total Annual Fund Operating Expenses	1.34%	0.98%
Expense Reimbursement (2)	(0.05)%	(0.04)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.29%	0.94%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A and 0.15% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$674	$947
Institutional Class	96	308
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mutual funds that invest in the real estate industry at the time of purchase. The Fund operates as a fund of funds and currently invests in Institutional Class shares of the following underlying funds of Principal Funds, Inc.: Global Real Estate Securities Fund and Real Estate Debt Income Fund. The underlying funds invest in equity and debt real estate securities of U.S. and non-U.S. issuers and are both concentrated in the real estate industry; therefore, the Real Estate Allocation Fund is considered concentrated in the real estate industry as well. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.
The Fund allocates its investments between the underlying funds, 25% to 75% in each underlying fund, based on qualitative and quantitative analysis. The Fund, without shareholder approval, may add, remove or substitute underlying funds when it deems appropriate.
Principal Risks
The diversification of the Fund is designed to moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
The Principal Risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P 500 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class A - www.principalfunds.com

•	For Institutional Class - www.principal.com
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Real Estate Investors, LLC

•	Indraneel ("Indy") Karlekar (since 2014), Portfolio Manager

•	Randall Mundt (since 2014), Portfolio Manager

•	Marc Peterson (since 2014), Portfolio Manager

•	Kelly D. Rush (since 2014), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

REAL ESTATE DEBT INCOME FUND

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses (1)	0.35%	0.34%
Total Annual Fund Operating Expenses	1.15%	0.89%
Expense Reimbursement (2)	(0.15)%	(0.19)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.00%	0.70%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.00% for Class A and 0.70% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$473	$712
Institutional Class	72	265
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of U.S. companies principally engaged in the real estate industry at the time of purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund will invest in commercial mortgage-backed securities (“CMBS”), which are bonds that are secured by first mortgages on commercial real estate. The Fund will also invest in debt and preferreds issued by REITs. REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.
The Fund concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the Barclays CMBS ERISA-Eligible Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class A - www.principalfunds.com

•	For Institutional Class - www.principal.com
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Real Estate Investors, LLC

•	Scott M. Carson (since 2014), Portfolio Manager
•Marc Peterson (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SMALL-MIDCAP DIVIDEND INCOME FUND

Objective:	The Fund primarily seeks to provide a relatively high level of current income and long-term growth of income, and secondarily long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 111 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.
Management Fees	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses	0.16%	0.22%	0.15%	0.01%
Acquired Fund Fees and Expenses	0.27%	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.47%	2.28%	1.21%	1.07%
Expense Reimbursement (1)	N/A	—%	—%	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.47%	2.28%	1.21%	1.07%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.15% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$691	$989	$1,309	$2,211
Class C	331	712	1,220	2,615
Class P	123	384	665	1,466
Institutional Class	109	340	590	1,306
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$231	$712	$1,220	$2,615

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 18.2 % of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of each purchase. For this Fund, companies with small to medium market capitalizations are those with market capitalizations similar to companies in the Russell 2500 Value Index (as of November 30, 2014, the range of the index was between approximately $29.0 million and $11.5 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, fixed-income securities, master limited partnerships, and royalty trusts.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Convertible Securities Risk. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Royalty Trust Risk. A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could adversely affect the performance, and limit the capital appreciation, of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (June 6, 2011).
For periods prior to the inception date of Class C shares (June 14, 2012), performance of Class C shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on June 6, 2011.
During 2011, the Fund processed a significant (relative to Class P) "As Of" transaction that resulted in a gain to the remaining shareholders of Class P. "As-of" transaction processing occurs when a fund transaction is processed after its receipt date but "as of" the date required by SEC rule. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of Class P. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

Total Returns as of December 31 (Class A shares) (1)(2)

Highest return for a quarter during the period of the bar chart above:	Q1 '13	12.32%
Lowest return for a quarter during the period of the bar chart above:	Q2 '12	(2.90)%
(1) The year-to-date return as of September 30, 2014 was 2.37% for Class A shares
(2) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended 12/31/2013	1 Year	Life of Fund
Class A Return Before Taxes	22.29%	13.93%
Class A Return After Taxes on Distributions	20.90%	12.86%
Class A Return After Taxes on Distributions and Sale of Fund Shares	13.38%	10.67%
Class C Return Before Taxes	27.28%	15.44%
Class P Return Before Taxes	29.84%	17.28% (2)
Institutional Class Return Before Taxes	30.08%	17.04%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)	33.32%	16.86%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
(2) During 2011, the Fund processed a significant (relative to Class P) "As Of" transaction that resulted in a gain to the remaining shareholders of Class P. "As-of" transaction processing occurs when a fund transaction is processed after its receipt date but "as of" the date required by SEC rule. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of Class P. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2011), Head of Equities, Portfolio Manager

•	David W. Simpson (since 2011), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional and P	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
With the exception of the Opportunistic Municipal Fund, the Board of Directors may change each Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
The investment strategies identified in this section provide specific information about each Fund, but there are some general principles that the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, the sub-advisors may consider, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, the sub-advisors may consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, other general market conditions, and the credit quality of individual issuers.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in each Fund.
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable for each Fund. The risks described below for the Fund that operates as a fund of funds - Real Estate Allocation Fund - are risks at both the fund of funds level and underlying funds level. This Fund is also subject to the risks of the underlying funds in which it invests. A Fund is subject to Risk of Being an Underlying Fund to the extent that a fund of funds invests in the Fund. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	BLUE CHIP	BOND MARKET INDEX	CAPITAL SECURITIES	CREDIT OPPORTUNITIES EXPLORER
Arbitrage	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity-Related Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Not Applicable	Principal
Emerging Markets	Non-Principal	Non-Principal	Non-Principal	Principal
Equity Securities	Principal	Not Applicable	Non-Principal	Non-Principal
Exchange Traded Funds (ETFs)	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Fixed Income Securities	Non-Principal	Principal	Non-Principal	Principal
Foreign Securities	Principal	Non-Principal	Principal	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Not Applicable	Not Applicable	Not Applicable	Principal
High Yield Securities	Not Applicable	Not Applicable	Principal	Principal
Index Funds	Not Applicable	Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable(2)	Principal	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Not Applicable	Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Portfolio Turnover	Non-Principal	Principal	Non-Principal	Principal
Preferred Securities	Non-Principal	Not Applicable	Principal	Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Principal	Non-Principal	Principal
Repurchase Agreements	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Royalty Trusts	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Securitized Products	Not Applicable	Principal	Non-Principal	Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Not Applicable	Not Applicable

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Fund may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	DIVERSIFIED REAL ASSET	DYNAMIC HIGH YIELD EXPLORER	GLOBAL MULTI-STRATEGY	GLOBAL OPPORTUNITIES
Arbitrage	Not Applicable	Not Applicable	Principal	Not Applicable
Bank Loans (also known as Senior Floating Rate interests)	Principal	Principal	Principal	Not Applicable
Commodity Index-Linked Notes	Principal	Not Applicable	Not Applicable	Not Applicable
Commodity-Related Investments	Principal	Not Applicable	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Principal	Non-Principal
Derivatives	Principal	Principal	Principal	Non-Principal
Emerging Markets	Non-Principal	Principal	Principal	Principal
Equity Securities	Principal	Non-Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed Income Securities	Principal	Principal	Principal	Non-Principal
Foreign Securities	Principal	Principal	Principal	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Not Applicable	Principal	Principal	Non-Principal
High Yield Securities	Principal	Principal	Principal	Non-Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Principal	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Leverage	Principal	Principal	Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Principal	Not Applicable	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Portfolio Turnover	Non-Principal	Principal	Principal	Principal
Preferred Securities	Non-Principal	Non-Principal	Principal	Non-Principal
Real Estate Investment Trusts	Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Securitized Products	Non-Principal	Non-Principal	Principal	Not Applicable
Short Sales	Not Applicable	Non-Principal	Principal	Not Applicable
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable	Principal	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

INVESTMENT STRATEGIES AND RISKS	INTERNATIONAL EQUITY INDEX	INTERNATIONAL SMALL COMPANY	OPPORTUNISTIC MUNICIPAL	ORIGIN EMERGING MARKETS
Arbitrage	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity-Related Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Derivatives	Principal	Non-Principal	Principal	Not Applicable
Emerging Markets	Non-Principal	Non-Principal	Not Applicable	Principal
Equity Securities	Principal	Principal	Not Applicable	Principal
Exchange Traded Funds (ETFs)	Principal	Non-Principal	Principal	Not Applicable
Fixed Income Securities	Not Applicable	Not Applicable	Principal	Not Applicable
Foreign Securities	Principal	Principal	Not Applicable	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Principal	Not Applicable
Hedging	Not Applicable	Non-Principal	Principal	Not Applicable
High Yield Securities	Not Applicable	Not Applicable	Principal	Not Applicable
Index Funds	Principal	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable(2)	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Principal	Not Applicable
Leverage	Not Applicable	Non-Principal	Principal	Not Applicable
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Principal	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Principal
Preferred Securities	Not Applicable	Non-Principal	Non-Principal	Not Applicable
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Repurchase Agreements	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Securitized Products	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Non-Principal	Principal	Non-Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable	Not Applicable	Not Applicable

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Fund may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	PREFERRED SECURITIES	REAL ESTATE ALLOCATION	REAL ESTATE DEBT INCOME	SMALL-MIDCAP DIVIDEND INCOME
Arbitrage	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity-Related Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Not Applicable	Principal
Derivatives	Principal	Non-Principal	Non-Principal	Non-Principal
Emerging Markets	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Equity Securities	Non-Principal	Principal	Not Applicable	Principal
Exchange Traded Funds (ETFs)	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Fixed Income Securities	Non-Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Non-Principal	Principal
Fund of Funds	Not Applicable	Principal	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Principal	Not Applicable	Not Applicable	Non-Principal
High Yield Securities	Principal	Non-Principal	Non-Principal	Non-Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Principal	Principal	Principal	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Liquidity Risk(1)	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Not Applicable	Not Applicable	Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Principal	Principal	Principal	Principal
Real Estate Investment Trusts	Principal	Principal	Principal	Principal
Real Estate Securities	Principal	Principal	Principal	Principal
Repurchase Agreements	Not Applicable	Non-Principal	Non-Principal	Not Applicable
Royalty Trusts	Not Applicable	Not Applicable	Not Applicable	Principal
Securitized Products	Non-Principal	Principal	Principal	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal (2)	Principal	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.
Arbitrage
A fund employing arbitrage strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the fund as it unwinds failed trades. For example, with respect to the convertible arbitrage strategy, an issuer may default or may be unable to make interest and dividend payments when due; with respect to the merger arbitrage strategy, the merger deal may terminate before closing, thereby imposing losses to the fund.

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by the fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.
Commodity Index-Linked Notes
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. The value of commodities may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. Funds may seek exposure to commodity markets through investments in commodity index-linked notes, which are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose the fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, the fund may receive more or less principal than it originally invested. The fund may also receive interest payments on the note that are less than the stated coupon interest payments.
Commodity-Related Investments
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international, and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts or currency swaps for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward and swap contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The risks associated with derivative investments include:

•	the risk that the underlying security, currency, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

A fund may enter into credit default swap agreements as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Forward, swap, and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward, swap, or futures contract and the resulting inability to close a forward, swap, or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.
For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.
Emerging Markets
Principal Management Corporation (“Principal”) defines emerging market securities as those issued by:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Usually, the term “emerging market country” means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond). These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging (also called "developing") countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of stocks, bonds or other assets. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

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Interest Rate Changes:  Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

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Credit Risk:  Fixed-income security prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities
Principal defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
Fund of Funds
The performance and risks of the Real Estate Allocation Fund (“a fund of funds”) directly correspond to the performance and risks of the underlying funds in which the Fund invests. By investing in underlying funds, the fund of funds has partial exposure to the risks of different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.
The fund of funds indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the Underlying Funds.
Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until its sub-advisor determines that it is appropriate to dispose of them.
The Real Estate Allocation Fund assets are allocated between the Global Real Estate Securities Fund and Real Estate Debt Income Funds.

Geographic Concentration
Potential investors should consider the possibility of greater risk arising from the geographic concentration (a particular state, such as California or Illinois, or a particular country or region) of their investments, as well as the current and past financial condition of municipal issuers in the case of a municipal fund. In addition to factors affecting the state or regional economy, certain constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting municipal obligations. See the SAI for a more detailed description of these risks.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase. The Real Estate Allocation Fund may invest in underlying funds that may invest in such securities.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if Principal or Sub-Advisor thinks it is in the best interest of shareholders.

Index Funds
Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares. Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Inverse Floating Rate Investments
Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which these funds may invest may include derivative instruments, such as residual interest bonds or tender option bonds. Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by these funds. These funds generally invest in inverse floating rate investments that include embedded leverage, thus exposing these funds to greater risks and increased costs. The market value of a "leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. A fund making such an investment will segregate on its books liquid securities having a value equal to the market value of the bonds underlying the “leveraged” inverse floating rate investment.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk
If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

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Active Management: The performance of a fund that is actively managed will reflect in part the ability of Principal and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds are prepared to invest in securities, sectors, or industries differently from the benchmark.

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Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets.  Both events reduce fund performance.
Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Securitized Products
Securitized products are fixed income instruments that represent interest in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s). The fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans are prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests usually influences the interest rate, credit, and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. Asset-backed securities entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a fund borrows the security, the fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
Small and Medium Market Capitalization Companies
Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Temporary Defensive Measures
From time to time, as part of its investment strategy, funds may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime

Funds, Principal Real Estate Investors, LLC, ("Principal-REI") is sub-advisor to the Real Estate Allocation Fund, and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. PGI, Principal-REI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, Principal-REI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of August 31, 2014*, PFI SAM Portfolios, PFI Principal LifeTime Funds, PFI Principal LifeTime Hybrid Funds, PFI Real Estate Allocation Fund, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned

Blue Chip Fund	96.20%
Bond Market Index Fund	86.99%
Diversified Real Asset Fund	25.57%
Global Multi-Strategy Fund	64.24%
Global Opportunities Fund	99.34%
International Equity Index Fund	48.37%
Preferred Securities Fund	11.69%
Small-MidCap Dividend Income Fund	32.05%
* The Principal LifeTime Hybrid Funds and the Real Estate Allocation Fund did not exist prior to August 31, 2014.

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.
MANAGEMENT OF THE FUNDS
The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.
Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is 655 9th Street, Des Moines, IA 50392.
The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets of a specific Fund allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee (except for the Capital Securities and Real Estate Allocation Funds).
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.
The Diversified Real Asset and Global Multi-Strategy Funds have multiple Sub-Advisors and a team at Principal, consisting of Jake S. Anonson, Jessica S. Bush, Marcus W. Dummer, James W. Fennessey, Kelly A. Grossman, and Benjamin E. Rotenberg, determines the portion of those Funds’ assets each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time. This team shares day-to-day portfolio management, sharing authority, with no limitation on the authority of one portfolio manager in relation to another. The decision to reallocate Fund assets between the Sub-Advisors may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
Jake S. Anonson joined the Principal Financial Group in 2012. He worked at Miles Capital from 2010 - 2012. Before that, Mr. Anonson worked at Principal Financial Group. Mr. Anonson is a Senior Portfolio Strategist for Principal and a member of the Principal Funds Investment Committee. He is responsible for conducting research, assessing risk, and making relative value recommendations relating to the equity component of the Principal Portfolio Construction Strategies SM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Mr. Anonson earned a B.A. and B.S. from the University of Northern Iowa and an M.B.A. from Iowa State University. Mr. Anonson has earned the right to use the Chartered Financial Analyst designation.
Jessica S. Bush joined the Principal Financial Group in 2006. Ms. Bush is an Investment Strategist for Principal and a member of the Principal Funds Investment Committee. She is responsible for the manager selection, oversight, and asset allocation decisions for the Principal Portfolio Construction Strategies SM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Previously, Ms. Bush was a Senior Research Analyst responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Ms. Bush earned a B.A. in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.
Marcus W. Dummer joined the Principal Financial Group in 2003. Mr. Dummer is a Senior Portfolio Strategist for Principal and a member of the Principal Funds Investment Committee. He is responsible for conducting research, assessing risk, and making relative value recommendations relating to the fixed-income component of the Principal Portfolio Construction Strategies SM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Mr. Dummer earned a bachelor’s degree in Finance and an M.B.A. from the University of Utah.
James W. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal

Funds and is a member of the Principal Funds Investment Committee. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Kelly A. Grossman joined the Principal Financial Group in 1991. She is a Senior Product Manager at Principal and a member of the Principal Funds Investment Committee. Before that, she was a Managing Director within the Capital Markets and Structured Products Group at Principal Global Investors. Ms. Grossman earned a B.A. in Mathematics and Computer Science from the University of Northern Iowa. She is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.
Benjamin E. Rotenberg joined the Principal Financial Group in 2014. Before that, he served as a Managing Director with Cliffwater LLC. Mr. Rotenberg is a Senior Portfolio Strategist for Principal and a member of the Principal Funds Investment Committee. In this role, he is responsible for risk assessment within the alternative strategies as well as supporting the portfolio decision making process for the Principal Portfolio Construction Strategies SM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). He earned a bachelor’s degree in International Relations and Russian from Pomona College. Mr. Rotenberg has earned the right to use the Chartered Financial Analyst designation.
The Fund summaries identified the portfolio managers and the funds they manage. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Sub-Advisor:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830, formed in 1998, is an investment management firm that employs a disciplined multi-asset, global research process.

AQR is one of the sub-advisors for the Global Multi-Strategy Fund and may use any of the Fund’s investment strategies.

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”), 55 East 52nd Street, New York, New York 10055, is a registered investment adviser organized in 1994. BlackRock and its affiliates manage investment company and other portfolio assets.

BlackRock is the sub-advisor for the inflation-indexed bonds portion of the Diversified Real Asset Fund.

Sub-Advisor:
Brookfield Investment Management Inc. (“Brookfield”), Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281, is a registered investment manager that focuses on the listed equity and debt of publicly traded real assets.

Brookfield is the sub-advisor for the global infrastructure portion of the Diversified Real Asset Fund.

Sub-Advisor:
Cliffwater LLC (“Cliffwater”), 4640 Admiralty Way, 11th Floor, Marina del Rey, CA 90292, is a registered investment adviser and advises clients on their investments in alternative assets including hedge funds, private equity, and real assets, as well as traditional strategies.

Cliffwater is a sub-advisor and consultant for the Global Multi-Strategy Fund. In that role, Cliffwater evaluates strategies and sub-advisors for the Global Multi-Strategy Fund, including on-going monitoring and reporting to Principal on the Global Multi-Strategy Fund as well as its sub-advisors. Cliffwater identifies alternative asset investment opportunities for potential investment. Finally, Cliffwater provides on-going recommendations to Principal for rebalancing among the sub-advisors.

Sub-Advisor:	CNH Partners, LLC (“CNH”), Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830, is a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR.
CNH is one of the sub-advisors for the Global Multi-Strategy Fund and may use any of the Fund’s investment strategies.

Sub-Advisor:
Credit Suisse Asset Management, LLC (“Credit Suisse”), One Madison Avenue, New York, NY 10010, is part of the asset management business of Credit Suisse Group AG, which provides its clients with investment banking, private banking, and asset management services worldwide.

Credit Suisse is the sub-advisor for the commodity index-linked notes portion of the Diversified Real Asset Fund.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”), 601 Union Street, Suite 2200, Seattle, WA 98101-1377, has been in the business of investment management since 1944.
Edge is the sub-advisor for the Small-MidCap Dividend Income Fund.
The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.
Daniel R. Coleman joined Edge in 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in Finance from the University of Washington and an M.B.A. from New York University.
David W. Simpson has been with Edge since 2003. He earned a bachelor's degree from the University of Illinois and an M.B.A. in Finance from the University of Wisconsin. Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Finisterre Capital LLP (“Finisterre”), Queensberry House, 3 Old Burlington Street, London, England W1S 3AE, manages emerging market assets for a variety of investors.
Finisterre is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the emerging market long/short credit strategy; however, it may also use any of the Fund's other investment strategies from time to time.

Sub-Advisor:	Graham Capital Management, L.P. (“Graham”), 40 Highland Avenue, Rowayton, Connecticut, 06853, founded in 1994, is an investment management firm that focuses on global macro-oriented strategies.
Graham is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the global macro strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

Sub-Advisor:	Jennison Associates LLC (“Jennison”) (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is a registered investment advisor founded in 1969.
Jennison is the sub-advisor for the natural resources portion of the Diversified Real Asset Fund.

Sub-Advisor:	Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, is an investment advisory firm that was founded in 1926.
Loomis Sayles is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the credit long/short and distressed credit strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

Sub-Advisor:
Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, founded in 2002, is a registered investment adviser offering risk-controlled, active equity management services to a broad range of institutional investors.

Los Angeles Capital is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the equity long/short strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

Sub-Advisor:
Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, CA 94105, specializes in providing domestic and global asset allocation strategies, traditional and enhanced indexing, active equity and fixed income strategies, alternative investments, currency strategies, active commodities, and overlay strategies.

Mellon Capital is the sub-advisor for the Bond Market Index Fund.
The day-to-day portfolio management is shared by multiple portfolio managers who work as a team. Gregg Lee is the lead portfolio manager.
David C. Kwan joined Mellon Capital in 1990. He earned a B.S. in Electrical Engineering and Computer Science from the University of California at Berkeley and an M.B.A. from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.
Gregg Lee joined Mellon Capital in 1989. He earned a B.S. from the University of California at Davis in Managerial Economics. He has earned the right to use the Chartered Financial Analyst designation.
Zandra Zelaya joined Mellon Capital in 1997. She earned a B.S. at California State University Hayward in Finance. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Origin Asset Management LLP (“Origin”), One Carey Lane, London, EC2V 8AE, UK manages global equity securities for institutional clients.
Origin is the sub-advisor for the Origin Emerging Markets Fund.
The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
John Birkhold has been with Origin since 2009. He earned a B.S. and M.E. in Systems Engineering from the University of Virginia and an M.B.A. in Finance from the University of Chicago.
Chris Carter has been with Origin since 2005. Mr. Carter is a graduate of Gonville & Caius College, University of Cambridge, with an M.A. Honours Degree in Economics and Philosophy.
Nigel Dutson has been with Origin since 2005. Mr. Dutson is a graduate of Surrey University with a B.Sc. Joint Honours Degree in Mathematics & Economics.
Tarlock Randhawa has been with Origin since 2005. Mr. Randhawa is a graduate of Brunel University with a B.Sc. Joint Honours Degree in Mathematics & Management.
Nerys Weir has been with Origin since 2008. Ms. Weir is a graduate of Leicester University with a B.A. Honours Degree in Ancient History and Archaeology.

Sub-Advisor:
Pictet Asset Management SA (“Pictet”), 60 Route Des Acacias, Geneva, Switzerland 1211-73, is authorized and regulated by the FINMA in Switzerland and the SEC in the US and has been an investment advisor since 2006. Pictet provides asset management services for institutional investors and investment funds.

Pictet is the sub-advisor for the global agriculture and global timber portions of the Diversified Real Asset Fund.

Sub-Advisor:
Principal Global Investors, LLC (“PGI”), 801 Grand Avenue, Des Moines, IA 50392, manages equity and fixed-income investments, primarily for institutional investors. PGI's other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

PGI is the sub-advisor for the Blue Chip, Credit Opportunities Explorer, Dynamic High Yield Explorer, Global Opportunities, International Equity Index, International Small Company and Opportunistic Municipal Funds.
As reflected in the fund summaries, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except the Blue Chip Fund, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. For the Blue Chip Fund, Mr. Nolin and Mr. Rozycki work as a team, sharing day-to-day management of the Fund; however, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may execute trades in Mr. Nolin’s absence.

William C. Armstrong has been with PGI since 1992. He earned a bachelor's degree from Kearney State College and an M.B.A. from the University of Iowa. Mr. Armstrong has earned the right to use the Chartered Financial Analyst designation.
Mark P. Denkinger has been with PGI since 1990. He earned a bachelor’s degree in Finance and an M.B.A. with a Finance emphasis from the University of Iowa. Mr. Denkinger has earned the right to use the Chartered Financial Analyst designation.
Jason Hahn has been with PGI since 2004. He earned a bachelor's degree in Finance and Economics and an M.B.A. in Finance from the University of Iowa. Mr. Hahn has earned the right to use the Chartered Financial Analyst designation.
Christopher Ibach has been with PGI since 2000. He earned a bachelor’s degree in Electrical Engineering and an M.B.A. in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.
Thomas L. Kruchten has been with PGI since 2005. He earned a B.A. in Finance from the University of Northern Iowa. Mr. Kruchten has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa.
Tiffany N. Lavastida has been with PGI since 1997. She earned a bachelor’s degree in Finance and an M.B.A. from the University of Iowa. Ms. Lavastida has earned the right to use the Chartered Financial Analyst designation.
Xiaoxi Li has been with PGI since 2006. He earned his bachelor’s degree in Accounting from the University of International Business and Economics, a master’s degree in Accounting from Beijing Technology and Business University, and an M.B.A. from Duke University. He has earned the right to use the Chartered Financial Analyst designation.
James Noble has been with PGI since 2010. Previously he was an Analyst at The Dreyfus Corporation. He earned a bachelor’s degree in Finance and an M.B.A. from Hofstra University.
K. William Nolin has been with PGI since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Tina Paris has been with PGI since 2001. She earned a bachelor’s degree in Finance and Economics from the University of Northern Iowa and an M.B.A. with an emphasis in Finance from the University of Iowa. Ms. Paris has earned the right to use the Chartered Financial Analyst.
Brian W. Pattinson has been with PGI since 1994. He earned a bachelor’s degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.
Josh Rank has been with PGI since 2013. Prior to that, he was at Aviva Investors Americas. He earned a bachelor's degree in Finance from Iowa State University. Mr. Rank has earned the right to use the Chartered Financial Analyst designation.
Tom Rozycki has been with PGI since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.
Mustafa Sagun has been with PGI since 2000. He earned his bachelor’s degree in Electronic Engineering from the University of Iowa, an M.B.A. in International Economics and his Ph.D. in Finance from the University of South Florida. He has earned the right to use the Chartered Financial Analyst designation.
Darrin E. Smith has been with PGI since 2007. He earned a bachelor’s degree in Economics from Iowa State University and an M.B.A. from Drake University. Mr. Smith has earned the right to use the Chartered Financial Analyst designation.
Darryl Trunnel has been with PGI since 2008. He earned a bachelor's degree in Agricultural Business from Iowa State University. Mr. Trunnel has earned the right to use the Chartered Financial Analyst designation.
James Welch has been with PGI since 2014. Previously, he was a Senior Portfolio Manager at Castleton Partners, and prior to that, at Standish Mellon Asset Management. He earned a bachelor's degree in Economics from the Pennsylvania State University.

Sub-Advisor:
Principal Real Estate Investors, LLC (“Principal - REI”), 801 Grand Avenue, Des Moines, IA 50392, was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors.

Principal - REI is the sub-advisor for the Real Estate Allocation Fund, the Real Estate Debt Income Fund and the real estate investment trust portion of the Diversified Real Asset Fund.
As reflected in the fund summaries, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Scott M. Carson has been with Principal - REI since 2003. He earned a bachelor’s degree in Finance from Iowa State University. Mr. Carson has earned the right to use the Chartered Financial Analyst designation.
Indraneel ("Indy") Karlekar has been with Principal - REI since 2013. Previously, he was with Cole Real Estate Investments (2011-2013) and ING Clarion (2003-2011). He earned a Ph.D. in Economics from the University of Cambridge.
Randall Mundt has been with Principal - REI since 1983. He earned a bachelor’s degree in Business from Iowa State University and an M.B.A. in Finance from the University of Iowa.
Marc Peterson has been with Principal - REI since 1992. He earned a bachelor’s degree in Accounting from Luther College and an M.B.A. from Drake University. Mr. Peterson has earned the right to use the Chartered Financial Analyst designation.
Kelly D. Rush has been with Principal - REI since 2000 and the predecessor firms since 1987. He earned a B.A. in Finance and an M.B.A. in Business Administration from the University of Iowa. Mr. Rush has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Spectrum Asset Management, Inc. (“Spectrum”), 2 High Ridge Park, Stamford, CT 06905, founded in 1987, manages portfolios of preferred securities for corporate, pension fund, insurance and endowment clients, open-end and closed-end mutual funds, and separately managed account programs for high net worth individual investors as well as providing volatility mitigation solutions for some client portfolios.

Spectrum is the sub-advisor for the Capital Securities and Preferred Securities Funds.
The day-to-day portfolio management is shared by a team of portfolio managers, under the leadership of the Chief Investment Officer (who also chairs the Investment Committee) in conjunction with the Credit and Research Team. This group has the authority and responsibility for research, credit selection, ongoing portfolio management and trading. For the Preferred Securities Fund, the volatility mitigation strategies are managed by a team consisting of Mr. Jacoby, Mr. Krishnan, and Mr. Nugent; however, Mr. Nugent is primarily responsible for day-to-day portfolio management for the volatility mitigation strategies.
Fernando (“Fred”) Diaz joined Spectrum in 2000.
Roberto Giangregorio joined Spectrum in 2003. Mr. Giangregorio earned a B.S. and M.S. in Mechanical Engineering from S.U.N.Y. at Stony Brook and the University of Wisconsin-Madison, respectively. He also earned an M.B.A. in Finance from Cornell University.
L. Phillip Jacoby, IV joined Spectrum in 1995. Mr. Jacoby earned a B.S. in Finance from the Boston University School of Management.
Manu Krishnan joined Spectrum in 2004. Mr. Krishnan earned a B.S. in Mechanical Engineering from the College of Engineering, Osmania University, India, an M.S. in Mechanical Engineering from the University of Delaware, and an M.B.A. in Finance from Cornell University. Mr. Krishnan has earned the right to use the Chartered Financial Analyst designation.
Mark A. Lieb founded Spectrum in 1987. Mr. Lieb earned a B.A. in Economics from Central Connecticut State College and an M.B.A. in Finance from the University of Hartford.
Kevin Nugent joined Spectrum in 2012. Mr. Nugent was with Bishop Asset Management, LLC from 2010 to 2012. Prior to that, he was with Nugent Investment Group, LLC. He earned a B.A. from Ohio Wesleyan University.

Sub-Advisor:	Symphony Asset Management LLC (“Symphony”), 555 California Street, Suite 3100, San Francisco, CA 94104-1534, is a diversified alternative investment manager and was founded in 1994.
Symphony is the sub-advisor for the floating rate debt portion of the Diversified Real Asset Fund.

Sub-Advisor:	Tortoise Capital Advisors, L.L.C. ("Tortoise"), 11550 Ash Street, Suite 300, Leawood, Kansas 66211, formed in October 2002, specializes in listed energy investments.
Tortoise is the sub-advisor for the master limited partnership portion of the Diversified Real Asset Fund.

Sub-Advisor:
Wellington Management Company LLP (“Wellington Management”) has its principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

Wellington Management is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the equity long/short strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

Sub-Advisor:
York Registered Holdings, L.P. (“York”), 767 Fifth Avenue, 17th Floor, New York, NY 10153, was formed in 2012 as part of a group of companies established in 1991 that manages capital across various strategies. York and certain of its affiliates manage capital for hedge funds, private equity funds, mutual funds, UCITS III-compliant funds and separately managed accounts for institutional investors.

York is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the event driven strategy; however, it may also use any of the Fund's other investment strategies from time to time.

Fees Paid to Principal
Each Fund, with the exception of the Capital Securities and Real Estate Allocation Funds, pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor.
The management fee schedules for the Funds that have not completed a full fiscal year are as follows:

	Management Fee Schedule (as a percentage of the average daily net assets)
Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Credit Opportunities Explorer	0.60%	0.58%	0.56%	0.55%
Dynamic High Yield Explorer	0.65%	0.63%	0.61%	0.60%
International Small Company	1.05%	1.03%	1.01%	1.00%
Origin Emerging Markets	1.20%	1.18%	1.16%	1.15%
Real Estate Debt Income	0.55%	0.53%	0.51%	0.50%

Management Fee Schedule (as a percentage of the average daily net assets)
Fund	All Assets
Real Estate Allocation	0.00%
The Capital Securities Fund will not pay Principal a fee for its services and Principal will not pay Spectrum a fee for Spectrum's sub-advisory services to the Fund. This arrangement recognizes that the Wrap Fee Adviser will receive a fee through the wrap fee program that takes into account the value of any shares of the Fund held by Eligible Wrap Accounts.

Management Fee Schedule (as a percentage of the average daily net assets)
Fund	All Assets
Capital Securities	0.00% (1)

(1)
The table reflects that Principal Management Corporation ("Principal"), the investment advisor, is absorbing all expenses of the Capital Securities Fund. You should be aware, however, that the Capital Securities Fund is an integral part of "wrap-fee" programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Capital Securities Fund. Participants in these programs pay a “wrap” fee to the wrap-fee program's sponsor ("Sponsor").  You should read carefully the wrap-fee brochure provided to you by your Sponsor or your financial advisor. The brochure is required to include information about the fees charged to you by the Sponsor and the fees the Sponsor pays to your financial advisor.

The fee the Funds paid (as a percentage of the average daily net assets) for the fiscal year ended August 31, 2014 was:

Blue Chip Fund	0.70%
Bond Market Index Fund	0.25%
Capital Securities Fund	—%	(1)
Diversified Real Asset Fund	0.82%
Global Multi-Strategy Fund	1.58%
Global Opportunities Fund	0.83%
International Equity Index Fund	0.25%
International Small Company Fund	1.05%	(2)
Opportunistic Municipal Fund	0.50%
Preferred Securities Fund	0.70%
Small-MidCap Dividend Income Fund	0.79%

(1)	Operations commenced on March 14, 2014
(2)	Operations commenced on June 11, 2014

Availability of the discussions regarding the the basis for the Board of Directors approval of various management and sub-advisory agreements is as follows:

	Semi-Annual Report to Shareholders for the period ending February 28, 2014		Annual Report to Shareholders for the period ending August 31, 2014		Semi-Annual Report to Shareholders for the period ending February 28, 2015
Fund	Management Agreement	Sub-Advisory Agreement	Management Agreement	Sub-Advisory Agreement	Management Agreement	Sub-Advisory Agreement
Capital Securities			X	X
Credit Opportunities Explorer					X	X
Dynamic High Yield Explorer					X	X
International Small Company			X	X
Origin Emerging Markets					X	X
Real Estate Allocation					X	X
Real Estate Debt Income					X	X
All Other Funds	X	X(1)

(1)
A discussion regarding the basis for the Board's approval of the sub-advisory agreement with Graham Capital Management, L.P. related to the Global Multi-Strategy Fund is available in the Annual Report to Shareholders for the period ending August 31, 2014.

Manager of Managers
The Fund operates as a Manager of Managers. Under the conditions of an order previously received from the SEC (the "unaffiliated order"), the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.
The SEC has granted an amended exemptive order that expands the relief of the unaffiliated order to allow Principal to enter into and materially amend agreements with wholly-owned affiliated sub-advisors (affiliated sub-advisors which are at least 95% owned, directly or indirectly, by Principal or an affiliated person of Principal) (the "wholly-owned order").
Further, the Fund has applied to the SEC for another amended exemptive order, which if granted would allow Principal to also enter into and materially amend agreements with majority-owned affiliated sub-advisors (affiliated sub-advisors which are at least 50% owned, directly or indirectly, by Principal or an affiliated person of Principal) (the "majority-owned order"). There is no assurance, however, that the SEC will grant the majority-owned order.
Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the unaffiliated order, the wholly-owned order, the majority-owned order, or any future order until it receives approval from its shareholders (or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers).
The shareholders of the following Funds have approved reliance on the majority-owned order, should the SEC grant that relief in the future, and the wholly-owned order: Credit Opportunities Explorer Fund, Dynamic High Yield Explorer Fund, International Small Company Fund, Origin Emerging Markets Fund, Real Estate Allocation Fund, and Real Estate Debt Income Fund. The remaining Funds have approved the Fund's reliance on the unaffiliated order.
PRICING OF FUND SHARES
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order (in proper form) at our transaction processing center in Canton, Massachusetts. To process your transaction (purchase, redemption, or exchange) on the day we receive it, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	before the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.
For all classes (except Class S), if we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, we will return the application and check to you.
For all Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.
With respect to the Real Estate Allocation Fund, which invests in other registered investment company funds, the Fund's NAV is calculated based on the NAV of such other registered investment company funds in which the Fund invests.
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

CONTACT PRINCIPAL FUNDS, INC.
Contact information for Principal Funds, Inc. (“Principal Funds”) is as follows:
Mailing Addresses:

Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 8024	30 Dan Road
Boston, MA 02266-8024	Canton, MA 02021-2809
You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
To obtain Automated Clearing House (“ACH”) or wire instructions, please contact a Client Relations Specialist.
For additional information about Principal Funds, Inc., go to www.principalfunds.com.

PURCHASE OF FUND SHARES
Principal Funds, Inc. offers funds in multiple share classes: A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S. Funds available in multiple share classes have the same investments, but differing expenses. Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S shares are available in this prospectus.
The Fund reserves the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
Principal may recommend to the Board, and the Board may elect, to close certain funds or share classes to new investors or to close certain funds or share classes to new and existing investors.
Principal Funds will not issue certificates for shares.
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, Principal, any Sub-Advisor, or PFD.
Procedures for Opening an Account and Making an Investment
Classes A and C Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting our website to obtain the appropriate forms.
Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
Class J Shares
Class J shares are currently available through registered representatives of:

•
Princor who are also employees of Principal Life distribution channels used to directly market certain products and services of the companies of the Principal Financial Group as well as provide retirement plan services and education on topics such as investing and retirement. These Princor registered representatives are with Principal Connection (part of Principal Bank) and Worksite Solutions (part of the Retirement & Investor Services and US Insurance Solutions Distribution area), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.
Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, R-6, and S Shares
Shares may be purchased from Principal Funds Distributor, Inc. (“PFD” or “the Distributor”). The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, P, R-1, R-2, R-3, R-4, R-5, R-6, and S Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.

Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
Principal Funds will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. Principal Funds will not establish accounts that are for the benefit of a business/organization that is illegal under Federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. Principal reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.
Class C Shares - Money Market Fund
Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of other Funds of the Principal Funds, but are available to new participants in plans that currently invest in Class C shares of the Fund.
Classes P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Some eligible purchasers (as listed below) purchase shares through plans or other arrangements; such plans or arrangements may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
Eligible purchasers of Classes P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares currently include but are not limited to:

Eligible purchasers currently include, but are not limited to:	P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services		X	X	X	X	X	X	X
separate accounts of Principal Life		X	X	X	X	X	X
Principal Life or any of its subsidiaries or affiliates		X	X	X	X	X	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds		X	X	X	X	X	X
clients of Principal Global Investors, LLC	X	X	X	X	X	X	X	X
certain employer sponsored retirement plans with plan level omnibus accounts		X	X	X	X	X	X	X
certain pension plans and employee benefit plans		X	X	X	X	X	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans		X	X	X	X	X	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate
		X	X	X	X	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services		X	X	X	X	X	X	X
investors investing at least $1,000,000 per fund		X
sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship)		X
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;	X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping		X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations		X
collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity		X						X
clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate		X
the portfolio manager of any adviser to the fund		X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X

Class S Shares
Eligibility to invest in the Capital Securities Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or Principal Global Investors, LLC (PGI) have an agreement with the wrap-fee program’s sponsor (“Sponsor”) or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers) (Eligible Wrap Accounts) are eligible to purchase shares of the Fund. References to Wrap Fee Adviser shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.
A client agreement with the Sponsor to open an account in the Sponsor’s wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap account ordinarily will be made by the Wrap Fee Adviser, the Sponsor or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap account participates. If your wrap-fee account’s use of the Wrap Fee Adviser’s investment style is terminated by you, the Sponsor or the Wrap Fee Adviser, your wrap account will cease to be an Eligible Wrap Account and you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
Minimum Investments
Classes A, C and J Shares
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an AIP is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually.
Minimum initial and subsequent investments may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, R-6 and S Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser.
Payment
Classes A, C and J Shares
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
You may reinvest your redemption proceeds, dividend payment or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds (proceeds from Class B shares must be reinvested in Class A shares) within 60 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 60 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 60 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Your Financial Professional can help you establish an Automatic Investment Plan ("AIP"). You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day before your selected day.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, R-6, and S Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
REDEMPTION OF FUND SHARES
You may redeem any class of shares of the Fund upon request. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”
Principal Funds generally sends the sale proceeds on the next business day (a day when the NYSE is open for normal business) after the sell order is received. Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to seven calendar days.
Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. The amount you receive will be reduced by any applicable CDSC except as noted below; see Choosing a Share Class and the Costs of Investing, One-Time Fee - Contingent Deferred Sales Charge ("CDSC"), CDSC Waiver for Classes A, C, and J Shares.
Classes A, C, and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,

•	partial interest in the account, or

•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 ½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:

•	payable to all owners on the account (as shown in the account registration) and

•	mailed to the address on the account (if not changed within last 15 days) or sent by wire or ACH to previously authorized U.S. bank account.
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

•	when an owner has died

•	for certain employee benefit plans; or

•	owned by corporations, partnerships, agents, or fiduciaries.

Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone, in amounts of $100,000 or less
To sell shares by telephone:

•	The request may be made by a shareholder or by the shareholder’s Financial Professional.

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

•	If our phone lines are busy, you may need to send in a written sell order.

•	Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employer sponsored benefit plans.
Classes A, C, and J Shares - Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application,

•	sending us your written instructions,

•	completing a Systematic Withdrawal Plan Request form, or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:

•	you instruct us to stop or

•	your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.
Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By mail
To sell shares by mail, you must:

•	Send a letter or our distribution form which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.

By telephone
To sell shares by telephone:

•	Telephone privileges must apply to the account from which the shares are sold.

•	A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.

•
A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account:

•$10,000,000 for Class Institutional.
•$100,000 for Class P.
•$500,000 for Classes R-1, R-2, R-3, R-4, R-5, and R-6.

•
A maximum of $500,000 ($100,000 for Class P) of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.

•	If our telephone lines are busy, you may need to send in a written sell order.
Class S Shares
The Eligible Wrap Account may redeem shares of the Fund upon request. If you cease to be an Eligible Purchaser, you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption. An Eligible Wrap Account may redeem shares through its intermediary.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. To prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Classes A, C and J Shares
Your shares in the Funds (except Money Market) may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:

•	sending a written request to Principal Funds,

•	using our website, or

•	calling us, if you have telephone privileges on the account.
Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:

•	Class A shares of other Funds.

•	If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.

•
If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.

•	Class C shares of other Funds - subject to the applicable CDSC.

Automatic Exchange Election
This election authorizes an exchange from one fund of Principal Funds to another fund of Principal Funds on a monthly, quarterly, semiannual, or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,

•	calling us if telephone privileges apply to the account from which the exchange is to be made,

•	sending us your written instructions, or

•	completing an Automatic Exchange Election form.
Your automatic exchange continues until:

•	you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or

•	your Fund account balance of the account from which shares are redeemed is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General
An exchange by any joint owner is binding on all joint owners.
If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore, exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,

•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

•	a single owner to a Uniform Transfers to Minors Act (“UTMA”) account if the owner of the single owner account is also the custodian on the UTMA account, or

•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Class P Shares
A shareholder, including a beneficial owner of shares held in nominee name may exchange Fund shares under certain circumstances. You may exchange your Fund shares, without charge, for shares of any other Fund of the Principal Funds available in Class P; however, an intermediary may impose restrictions on exchanges.
Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by Fund managers of the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund or other fund-of-funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restrictions described above, Fund management may waive these restrictions based on:

•	Exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	The implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
Class S Shares
Class S shares of the Capital Securities Fund are not subject to exchange.
DIVIDENDS AND DISTRIBUTIONS
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to record date shareholders; this record date is the business day before the payment date. The payment schedule is as follows:

•	The Opportunistic Municipal Fund declares dividends of its daily net investment income each day its shares are priced. The Fund pays out its accumulated declared dividends monthly.

•	The Capital Securities, Credit Opportunities Explorer, Dynamic High Yield Explorer, Preferred Securities, and Real Estate Debt Income Funds pay their net investment income monthly.

•	The Real Estate Allocation and Small-MidCap Dividend Income Funds pay their net investment income quarterly in March, June, September, and December.

•
The Blue Chip, Bond Market Index, Diversified Real Asset, Global Multi-Strategy, Global Opportunities, International Equity Index, International Small Company, and Origin Emerging Markets Funds pay their net investment income annually in December.

For more details on the payment schedule, go to: www.principalfunds.com/investor/funds/tax-center/div-capgain-dist.htm.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
For all classes (except Class S), dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, for Classes A, C, J and P shares, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.
All income dividend and capital gains distributions, if any, on a Fund's Class S shares are paid out in cash.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our website at www.principalfunds.com/investor/funds/tax-center/div-capgain-dist.htm. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
For all Classes (except Class S), the Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds (for example, PFI Real Estate Allocation Fund, Principal LifeTime Funds/Accounts, Principal LifeTime Hybrid Funds, Strategic Asset Management Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account) invest could flow through to the funds of funds as they would for any fund shareholder.
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year; and

•	Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.
Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
In addition to taking any of the foregoing actions, if we, or a Fund, deem abusive trading practices to be occurring, we may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
With respect to these classes, the Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.
Class S Shares
After considering various factors, including the intended use of the Capital Securities Fund as an investment vehicle for a specific purpose, the limited availability of Fund shares to investors, and the anticipated manner in which purchase and redemption decisions will be made and implemented, the Fund’s Board has determined that it is not necessary to impose a redemption fee or excessive trading restrictions to implement the Fund’s policy of not knowingly accommodating excessive trading in Fund shares.
TAX CONSIDERATIONS
It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or (except for Class S shares) are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 28%. The Fund is required in certain cases to withhold and remit to the U.S. Treasury 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption or exchange (except for Class S shares, which are not subject to exchange), of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange (except for Class S shares, which are not subject to exchange). If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.
Funds Investing in Securities Generating Tax-Exempt Income
Distributions designated as “exempt-interest dividends” by Funds investing in securities generating tax-exempt income are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in such Fund may have on the federal taxation of your benefits. Some Funds invests in “AMT-subject bonds,” which are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. A portion of such Fund’s distributions may, therefore, be subject to federal income taxes or to the federal alternative minimum tax. Some Funds may invest a portion of their assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by such Fund will be taxable as described in this section. A portion of the dividends paid by such Fund may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in such Funds.
CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase. Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,

•	the amount of time you plan to hold the investment,

•	any plans to make additional investments in the Principal Funds, and

•	eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.
Fees and Expenses of the Funds
Classes A, C, J, and P Shares
There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers through a link on our website, from the SAI, or from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. To receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If your Financial Professional or you do not let the Fund know that you are eligible for a waiver or reduction, it is possible you will not receive a sales charge discount to which you are otherwise entitled.

Class C Shares
Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares have higher annual expenses than Class A shares because they are subject to higher distribution fees.
The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.
Classes Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S Shares
Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. For Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Classes, there is no sales charge on Fund shares purchased with reinvested dividends or other distributions; for S Class, Fund shares are not purchased with reinvested dividends or other distributions.
One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”

Class A Sales Charges(1)
Credit Opportunities Explorer, Diversified Real Asset, Dynamic High Yield Explorer, Global Multi-Strategy,
Opportunistic Municipal, Preferred Securities, and Real Estate Debt Income Funds

	Sales Charge as % of:
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as % of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%(2)

Class A Sales Charges(1) Blue Chip, Global Opportunities, International Small Company, Origin Emerging Markets, Real Estate Allocation, and Small-MidCap Dividend Income Funds
	Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(3)

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

(2)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, B, C, and J shares.

(3)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, B, C, and J shares.

Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge.
Initial Sales Charge Waiver

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•
No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of Principal Funds, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents) and trusts created by or primarily for the benefit of these individuals;

•Premier Credit Union when the shares are owned directly with Principal Funds;
•non-ERISA clients of Principal Global Investors LLC;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with the Distributor;

•
clients investing in Class A shares through a “wrap account” offered through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•	non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

•
any investor who buys Class A shares through an omnibus account held by certain financial intermediaries, such as a bank, broker-dealer, or other financial institution, with special arrangements and that does not accept or charge the initial sales charge;

•
individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) before the date the successor fund commenced operations and who own the shares directly with Principal Funds;

•
clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•
financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•
any investor whose account is held directly with Principal Funds and Principal Funds treated such account, as of May 11, 2012, as qualifying for an initial sales charge waiver based on the December 30, 2011 Prospectus for Class A Shares; and

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account (pursuant to a written agreement) or by other retirement plans or benefit plans with a total value of at least $500,000 or participants in such plans. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs.

Initial Sales Charge Reduction

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2)
Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

(3)
The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Preferred Securities Fund shares.

(4)
The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Preferred Securities Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.

Class C Shares
Purchases of Class C shares are not subject to a front-end sales load. The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.
Classes Institutional, J, P, R-1, R-2, R-3, R-4, R-5, R-6, and S Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge (“CDSC”)
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. Class A shares of the Money Market Fund that are obtained through an exchange of another Fund's shares are generally subject to a CDSC of 1.00% on certain redemptions made within 12 months following purchases of Fund shares that are of sufficient size to qualify for a 0.00% sales charge as disclosed in the “Class A Sales Charges” table.
The CDSC generally applicable to redemptions of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class C Shares
Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. Within 60 calendar days after the sale of Class C shares, you may reinvest any amount of the sale proceeds in Class C shares and those shares purchased will not be subject to the 12-month CDSC.
Class J Shares
If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, R-6, and S Shares
These share classes are not subject to a CDSC.
CDSC Waiver
For Classes A, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

Ongoing Fees
The ongoing fees are the operating expenses of a Fund, which are described in the “Annual Fund Operating Expenses” table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
The Real Estate Allocation Fund, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of the Real Estate Allocation Fund is net of the underlying funds' operating expenses.
With the exception of Class S of the Capital Securities Fund, each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•
Management Fee (all Classes except Class S) — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.

•
Distribution Fee (Classes A, C, J, R-1, R-2, R-3, and R-4 Shares) — Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for the foregoing classes. Under the plan, Classes A, C, J, R-1, R-2, R-3, and R-4 pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.

•
Other Expenses — (all Classes except Class S) - A portion of expenses that are allocated to all classes of the Fund. Other expenses include interest expense and expenses related to fund investments. Additional examples of other expenses include:

•
Transfer Agent Fee (Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6) - Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to these classes. Except for Classes J (for which services are provided at a rate that includes a profit), R-1, R-2, R-3, R-4, R-5, and R-6, these services are currently provided at cost. The Fund does not pay for these services for Classes R-1, R-2, R-3, R-4, R-5, and R-6.

•
Certain Operating Expenses (Classes A, C, J, P, Institutional and R-6 Shares) - expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to foregoing classes shareholders, the cost of shareholder meetings held solely for shares of the foregoing classes, and other operating expenses of the Fund.

•	Service Fee (Classes R-1, R-2, R-3, R-4, and R-5) - Principal has entered into a Service Agreement with the Fund under which Principal performs personal services.

•
Administrative Services Fee (Classes R-1, R-2, R-3, R-4, and R-5) - Principal has entered into an Administrative Services Agreement with Principal Funds under which Principal provides shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.

•	Acquired Fund Fees and Expenses (all Classes except Class S) - fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
Class S Shares
The Capital Securities Fund does not pay any direct advisory, administrative, or other fees. Principal Management Corporation (“Principal”), the investment advisor, has contractually agreed to absorb all expenses of the Capital Securities Fund. Principal also pays or absorbs expenses attributable to Class S shares by paying expenses normally payable by the Capital Securities Fund, excluding interest expense.
DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of Principal Funds, Inc. PFD is an affiliate of Principal Life Insurance Company and with it is a subsidiary of Principal Financial Group, Inc. and member of the Principal Financial Group®.
Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Classes A, C, J, R-1, R-2, R-3, and R-4 shares of Principal Funds. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule

12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fee
A	0.25%
C	1.00%
J	0.25%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class, and the activities vary depending on the share class. In addition to shareholder services, examples of such sales or distribution related expenses include, but are not limited to:

•	Compensation to salespeople and selected dealers, including ongoing commissions payments.

•	Printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.
Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.
Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plans when the Board directs the implementation of the closure of a fund.
Classes A and C Shares
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.
Class J Shares
Effective December 30, 2013, the Distributor has contractually agreed to limit the Distribution Fees attributable to Class J through December 31, 2014. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver before the end of the period.
Commissions, Finder’s Fees, and Ongoing Payments
See "Choosing a Share Class and The Costs of Investing" for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $500,000 or more depending on the Fund purchased), excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges.
In lieu of commissions, the Distributor may pay intermediaries a finder’s fee on initial investment by qualified retirement plans in omnibus accounts which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial investment that the transaction is eligible for the payment of a finder’s fee. The finder’s fee on such initial investments may be up to 1.00% on initial investments between $500,000 and $4,999,999, 0.50% on initial investments between $5 million and $49,999,999, 0.25% on initial investments of $50 million or more. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The intermediary shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finder’s fee to the Distributor to the extent shares are redeemed within 12 months of the initial investment or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.

Classes A, J, R-1, R-2, R-3 and R-4 Shares
Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at a rate that varies by class, as noted above under “Distribution and/or Service (12b-1) Fees.”
Class C Shares
The Distributor will pay, at the time of your purchase, a commission to your intermediary equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary as noted above under “Distribution and/or Service (12b-1) Fees.”
Additional Payments to Intermediaries
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Classes A, C, J, and P Shares
In addition to payments pursuant to 12b-1 plans, sales charges, commissions and finder’s fees, including compensation for referrals, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and shareholder services. In some situations, the Fund will reimburse Principal or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
Principal or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments may vary, but generally do not exceed: (a) 0.25% of the current year's sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
The Distributor and/or its affiliates provide services to and/or funding vehicles for retirement plans and employer sponsored benefit programs. The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the retirement plan utilizes or if the intermediary subsequently became the broker of record with regard to the retirement plan.
Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares
In addition to payments pursuant to 12b-1 plans, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. For Class R-1, R-2, R-3, R-4, and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this prospectus as Other Expenses. For Institutional Class shares, in some situations, the Fund will reimburse Principal or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
Principal or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments may vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans, and it also receives compensation paid by Principal from its own resources.

Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.
The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI).
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
Classes S and R-6 Shares
Distributor and its affiliates do not pay compensation to intermediaries for distribution or other services for Classes S and R-6 shares. For more information, see the Statement of Additional Information (SAI).
FUND ACCOUNT INFORMATION
Statements
You will receive quarterly statements for the Funds you own, or if you purchase through a third party intermediary, on a periodic basis established by such intermediary. Such statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements, as you may need them for tax reporting purposes.
Generally, each time you buy, sell, or exchange shares in Principal Funds, you will receive a confirmation shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other important information.
Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter are:

•	purchases of shares from reinvested dividends and/or capital gains,

•	purchases under an Automatic Investment Plan,

•	sales under a Systematic Withdrawal Plan,

•	purchases or sales under an Automatic Exchange Election, or

•	conversions of Class B shares into Class A shares;

•	used to fund certain individual retirement or individual pension plans; or

•	established under a payroll deduction plan.
If you need information about your account(s) at other times, you may call us or access your account on the internet.
Orders Placed by Intermediaries
Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.
The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Transactions through Financial Institutions/Professionals
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI.
Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.
Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information, and sending written confirmation to the shareholder’s address of record.
If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:

•	may be given by calling us;

•
may be given via our website for certain transactions (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don’t have a user name or password, you may obtain one at our website); or

•	may be given to your Financial Professional (a person employed by or affiliated with broker/dealer firms) who will in turn contact us with your instructions.
Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that more than one authorized person execute written instructions.
Signature Guarantees
For all classes (except Class S), certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm that participates in a Medallion program recognized by the Securities Transfer Association. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required in any of the following circumstances:

•	if you sell more than $100,000 (in the aggregate) from the Funds (Classes A, C and J).

•	if you sell more than $500,000 (in the aggregate) from the Funds (Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6).

•	if you sell more than $10,000,000 if you have the proceeds sent electronically to a previously authorized U.S. bank account (Class Institutional).

•
if a sales proceeds check is payable to a party other than the account shareholder(s), or, for Classes A, C, J, and P, Principal Life, Principal Bank, a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund or Princor Financial Services Corporation payable through Pershing.

•	to change ownership of an account.

•	to add telephone transaction services and/or wire or ACH redemption privileges to an existing account if there is not a common owner between the bank account and mutual fund account.

•	to change bank account information designated under an existing telephone withdrawal plan if there is not a common owner between the bank account and mutual fund account.

•
to wire or ACH to a shareholder’s U.S. bank account not previously authorized or when the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account.

•	to exchange or transfer among accounts with different ownership.

•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days.

Reservation of Rights
Principal Funds reserves the right to amend or terminate the special plans described in this prospectus. Shareholders will be notified of any such action to the extent required by law.
Such plans include, for example, automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers.
Classes A, C, and J Shares - Minimum Account Balance
Each Fund has a minimum required account balance of $1000. The Fund reserves the right to redeem all shares in your account if the value of your account falls below $1000. The Fund will mail the redemption proceeds to you. An involuntary redemption of a small account will not be triggered by market conditions alone. The Fund will notify you before involuntarily redeeming your account. You will have 30 days to make an additional investment of an amount that brings your account up to the required minimum. The Funds reserve the right to increase the required minimum.
Householding
To avoid sending duplicate copies of materials to households, mailings for accounts held by members of your household may be combined so that only one copy of each prospectus, annual and semiannual reports will be mailed. In addition, your account information may be included with other householded accounts on the same quarterly and annual statements. The consolidation of these mailings, called householding, benefits Principal Funds and our shareholders through reduced printing and mailing expenses. If you prefer to receive multiple copies of these materials, you may write or call Principal Funds. Householding will be stopped within thirty (30) days after we receive your request.
Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects returns for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended August 31, 2014, which is available upon request, and incorporated by reference into the SAI.
To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
BLUE CHIP FUND
Class A shares
2014(c)	$12.93	$0.03	$2.14	$2.17	$(0.03)	$—	$(0.03)	$15.07	16.83%(b),(d)
Class C shares
2014(c)	12.93	(0.07)	2.13	2.06	(0.02)	—	(0.02)	14.97	15.99(b),(d)
Class P shares
2014(c)	12.93	0.10	2.14	2.24	(0.04)	—	(0.04)	15.13	17.36 (b), (d)
Institutional shares
2014	12.44	0.12	2.62	2.74	(0.04)	—	(0.04)	15.14	22.07
2013	10.64	0.18	1.69	1.87	(0.06)	(0.01)	(0.07)	12.44	17.74
2012(g)	10.00	0.02	0.62	0.64	–	–	–	10.64	6.40 (d)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$8,637	1.35%(e)	1.95%(e),(f)	0.25% (e)	34.4% (e)

3,321	2.10 (e)	4.22(e),(f)	(0.51) (e)	34.4 (e)

2,176	0.90 (e)	3.24(e),(f)	0.75 (e)	34.4 (e)

421,601	0.72	0.72 (f)	0.85	34.4
179,732	0.75	0.95 (f)	1.46	1.3
5,321	0.75 (e)	4.83 (f),(e)	0.87 (e)	7.3 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from September 30, 2013, date shares first offered, through August 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager.
(g)	Period from June 14, 2012, date operations commenced, through August 31, 2012.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
BOND MARKET INDEX FUND
Class J shares
2014	$10.63	$0.14	$0.36	$0.50	$(0.19)	$—	$(0.19)	$10.94	4.76% (b)
2013	11.17	0.11	(0.47)	(0.36)	(0.17)	(0.01)	(0.18)	10.63	(3.34) (b)
2012	10.86	0.16	0.36	0.52	(0.21)	—	(0.21)	11.17	4.84 (b)
2011	10.65	0.21	0.16	0.37	(0.14)	(0.02)	(0.16)	10.86	3.56 (b)
2010(d)	10.17	0.08	0.40	0.48	—	—	—	10.65	4.72 (b), (e)
Institutional shares
2014	10.71	0.20	0.35	0.55	(0.25)	—	(0.25)	11.01	5.25
2013	11.27	0.17	(0.48)	(0.31)	(0.24)	(0.01)	(0.25)	10.71	(2.88)
2012	10.95	0.23	0.36	0.59	(0.27)	—	(0.27)	11.27	5.50
2011	10.71	0.28	0.17	0.45	(0.19)	(0.02)	(0.21)	10.95	4.30
2010(h)	10.00	0.18	0.53	0.71	—	—	—	10.71	7.10 (e)
R-1 shares
2014	10.60	0.11	0.35	0.46	(0.13)	—	(0.13)	10.93	4.38
2013	11.15	0.07	(0.47)	(0.40)	(0.14)	(0.01)	(0.15)	10.60	(3.68)
2012	10.85	0.13	0.36	0.49	(0.19)	—	(0.19)	11.15	4.57
2011	10.65	0.18	0.17	0.35	(0.13)	(0.02)	(0.15)	10.85	3.31
2010(h)	10.00	0.12	0.53	0.65	—	—	—	10.65	6.50 (e)
R-2 shares
2014	10.61	0.12	0.36	0.48	(0.17)	—	(0.17)	10.92	4.55
2013	11.16	0.09	(0.47)	(0.38)	(0.16)	(0.01)	(0.17)	10.61	(3.54)
2012	10.86	0.15	0.35	0.50	(0.20)	—	(0.20)	11.16	4.67
2011	10.66	0.20	0.17	0.37	(0.15)	(0.02)	(0.17)	10.86	3.50
2010(h)	10.00	0.13	0.53	0.66	—	—	—	10.66	6.60 (e)
R-3 shares
2014	10.61	0.14	0.36	0.50	(0.19)	—	(0.19)	10.92	4.81
2013	11.19	0.11	(0.49)	(0.38)	(0.19)	(0.01)	(0.20)	10.61	(3.48)
2012	10.89	0.16	0.36	0.52	(0.22)	—	(0.22)	11.19	4.87
2011	10.67	0.22	0.17	0.39	(0.15)	(0.02)	(0.17)	10.89	3.74
2010(h)	10.00	0.14	0.53	0.67	—	—	—	10.67	6.70 (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$25,535	0.79%	0.87%(c)	1.34%	162.0%
25,256	0.77	0.97 (c)	1.04	131.7
31,642	0.89	1.07 (c)	1.47	144.0
30,271	0.87	1.01 (c)	2.00	84.6
29,318	1.29 (f)	1.37 (c),(f)	1.57 (f)	216.8 (f)

922,012	0.26	0.26 (g)	1.88	162.0
1,462,194	0.26	0.26 (g)	1.54	131.7
1,553,862	0.26	0.26 (g)	2.06	144.0
965,143	0.27	0.26 (g)	2.60	84.6
530,223	0.26 (f)	0.26 (f),(g)	2.54 (f)	216.8 (f)

1,290	1.14	1.14 (g)	1.00	162.0
1,513	1.14	1.14 (g)	0.68	131.7
2,253	1.14	1.14 (g)	1.20	144.0
1,538	1.14	1.14 (g)	1.73	84.6
2,133	1.15 (f)	1.16 (f),(g)	1.70 (f)	216.8 (f)

4,006	1.01	1.01 (g)	1.13	162.0
3,985	1.01	1.01 (g)	0.81	131.7
4,794	1.01	1.01 (g)	1.33	144.0
3,469	1.01	1.01 (g)	1.86	84.6
3,814	1.02 (f)	1.02 (f). (g)	1.83 (f)	216.8 (f)

13,786	0.83	0.83 (g)	1.31	162.0
11,485	0.83	0.83 (g)	0.98	131.7
10,082	0.83	0.83 (g)	1.50	144.0
5,716	0.83	0.83 (g)	2.04	84.6
5,206	0.84 (f)	0.84 (f), (g)	2.01 (f)	216.8 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Period from March 16, 2010, date operations commenced, through August 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.
(h)	Period from December 30, 2009, date operations commenced, through August 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
BOND MARKET INDEX FUND (cont)
R-4 shares
2014	10.65	0.16	0.35	0.51	(0.21)	—	(0.21)	10.95	4.87
2013	11.21	0.13	(0.48)	(0.35)	(0.20)	(0.01)	(0.21)	10.65	(3.23)
2012	10.90	0.19	0.36	0.55	(0.24)	—	(0.24)	11.21	5.16
2011	10.68	0.24	0.17	0.41	(0.17)	(0.02)	(0.19)	10.90	3.90
2010(h)	10.00	0.15	0.53	0.68	—	—	—	10.68	6.80 (e)
R-5 shares
2014	10.66	0.17	0.36	0.53	(0.22)	—	(0.22)	10.97	5.05
2013	11.23	0.14	(0.48)	(0.34)	(0.22)	(0.01)	(0.23)	10.66	(3.16)
2012	10.92	0.20	0.36	0.56	(0.25)	—	(0.25)	11.23	5.25
2011	10.69	0.25	0.17	0.42	(0.17)	(0.02)	(0.19)	10.92	4.05
2010(h)	10.00	0.16	0.53	0.69	—	—	—	10.69	6.90 (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

7,649	0.64	0.64 (g)	1.50	162.0
7,137	0.64	0.64 (g)	1.17	131.7
6,175	0.64	0.64 (g)	1.74	144.0
5,894	0.64	0.64 (g)	2.23	84.6
2,675	0.65 (f)	0.65 (f), (g)	2.20 (f)	216.8 (f)

56,079	0.52	0.52 (g)	1.62	162.0
25,057	0.52	0.52 (g)	1.29	131.7
21,032	0.52	0.52 (g)	1.80	144.0
11,004	0.52	0.52 (g)	2.35	84.6
9,296	0.53 (f)	0.52 (f), (g)	2.34 (f)	216.8 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Period from March 16, 2010, date operations commenced, through August 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.
(h)	Period from December 30, 2009, date operations commenced, through August 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
CAPITAL SECURITIES FUND
Class S Shares
2014(b)	$10.00	$0.25	$0.06	$0.31	$(0.19)	$—	$(0.19)	$10.12	3.12% (c)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Dividends and Interest Expense on Shorts and Short Sale Fees)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$67,398	-% (d), (e)	N/A	N/A	5.38% (d)	16.9% (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 14, 2014, date shares first offered, through August 31, 2014.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
DIVERSIFIED REAL ASSET FUND
Class A shares
2014	$11.72	$0.16	$1.45	$1.61	($0.04)	($0.11)	($0.15)	$13.18	13.91% (b)
2013	11.91	0.15	0.07	0.22	(0.11)	(0.30)	(0.41)	11.72	1.89 (b)
2012	11.82	0.10	0.30	0.40	(0.03)	(0.28)	(0.31)	11.91	3.53 (b)
2011	10.12	0.12	1.63	1.75	(0.03)	(0.02)	(0.05)	11.82	17.31 (b)
2010 (d)	10.00	0.03	0.10	0.13	(0.01)	—	(0.01)	10.12	1.33 (b), (e)
Class C shares
2014	11.55	0.07	1.42	1.49	(0.02)	(0.11)	(0.13)	12.91	13.07 (b)
2013	11.75	0.06	0.07	0.13	(0.03)	(0.30)	(0.33)	11.55	1.10 (b)
2012	11.72	0.01	0.30	0.31	—	(0.28)	(0.28)	11.75	2.80 (b)
2011	10.10	0.04	1.61	1.65	(0.01)	(0.02)	(0.03)	11.72	16.44 (b)
2010 (d)	10.00	—	0.10	0.10	—	—	—	10.10	1.04 (b), (e)
Class P shares
2014	11.78	0.20	1.44	1.64	(0.15)	(0.11)	(0.26)	13.16	14.20 (b)
2013	11.96	0.18	0.07	0.25	(0.13)	(0.30)	(0.43)	11.78	2.14 (b)
2012	11.85	0.12	0.31	0.43	(0.04)	(0.28)	(0.32)	11.96	3.78 (b)
2011 (g)	10.57	0.15	1.19	1.34	(0.04)	(0.02)	(0.06)	11.85	12.75 (b), (e)
Institutional shares
2014	11.81	0.22	1.45	1.67	(0.16)	(0.11)	(0.27)	13.21	14.35
2013	11.99	0.20	0.07	0.27	(0.15)	(0.30)	(0.45)	11.81	2.31
2012	11.87	0.14	0.30	0.44	(0.04)	(0.28)	(0.32)	11.99	3.93
2011	10.14	0.15	1.64	1.79	(0.04)	(0.02)	(0.06)	11.87	17.74
2010 (d)	10.00	0.05	0.11	0.16	(0.02)	—	(0.02)	10.14	1.57 (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$127,019	1.25%	1.27% (c)	1.31%	67.3%
281,607	1.25	1.47 (c)	1.25	78.7
246,133	1.25	1.44 (c)	0.86	107.3
90,355	1.25	1.32 (c)	1.06	59.7
9,577	1.25	2.73 (c),(f)	0.61 (f)	38.1 (f)

55,741	2.00	2.04 (c)	0.57	67.3
49,372	2.00	2.04 (c)	0.51	78.7
42,133	2.00	2.13 (c)	0.07	107.3
37,833	2.00	2.18 (c)	0.37	59.7
1,364	2.00 (f)	11.08 (c),(f)	(0.03)(f)	38.1 (f)

314,063	1.02	1.13 (c)	1.59	67.3
60,294	0.99	0.99 (c)	1.51	78.7
39,474	1.04	1.13 (c)	1.05	107.3
30,013	1.05 (f)	1.05 (c),(f)	1.37 (f)	59.7 (f)

2,485,224	0.86	–	1.74	67.3
1,438,209	0.87	0.87 (c)	1.65	78.7
974,865	0.87	0.87 (c)	1.23	107.3
553,852	0.87	0.87 (c)	1.31	59.7
173,814	0.90 (f)	0.90 (c),(f)	1.16 (f)	38.1 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from March 16, 2010, date shares first offered, through August 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 27, 2010, date shares first offered, through August 31, 2011.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
GLOBAL MULTI-STRATEGY FUND
Class A shares
2014	$10.47	($0.04)	$0.70	$0.66	($0.01)	($0.08)	($0.09)	$11.04	6.37% (b)
2013	10.32	—	0.29	0.29	—	(0.14)	(0.14)	10.47	2.85 (b)
2012 (e)	10.00	(0.04)	0.36	0.32	—	—	—	10.32	3.20 (b), (f)
Class C shares
2014	10.40	(0.12)	0.70	0.58	—	(0.08)	(0.08)	10.90	5.64 (b)
2013	10.33	(0.08)	0.29	0.21	—	(0.14)	(0.14)	10.40	2.07 (b)
2012 (h)	10.18	(0.02)	0.17	0.15	—	—	—	10.33	1.47 (b), (f)
Class P shares
2014	10.51	(0.01)	0.70	0.69	(0.03)	(0.08)	(0.11)	11.09	6.62 (b)
2013	10.34	0.02	0.29	0.31	—	(0.14)	(0.14)	10.51	3.04 (b)
2012 (e)	10.00	(0.02)	0.36	0.34	—	—	—	10.34	3.40 (b), (f)
Institutional shares
2014	10.54	—	0.71	0.71	(0.03)	(0.08)	(0.11)	11.14	6.84
2013	10.35	0.04	0.29	0.33	—	(0.14)	(0.14)	10.54	3.23
2012 (e)	10.00	(0.03)	0.38	0.35	—	—	—	10.35	3.50 (f)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Dividends and Interest Expense on Shorts and Short Sale Fees)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$93,900	2.54%	2.00% (c)	2.57% (d)	(0.36)%	166.4%
100,180	2.61	2.00 (c)	2.74 (d)	(0.07)	135.6
8,465	2.70 (g)	2.00 (c),(g)	3.62 (d),(g)	(0.45)(g)	196.0 (g)

42,783	3.29	2.75 (c)	3.38 (d)	(1.11)	166.4
21,035	3.36	2.75 (c)	3.65 (d)	(0.82)	135.6
1,529	3.30 (g)	2.75 (c),(g)	30.56 (d),(g)	(0.83) (g)	196.0 (g)

211,335	2.30	1.76 (c)	2.30 (d)	(0.12)	166.4
66,419	2.40	1.79 (c)	2.49 (d)	0.08	135.6
707	2.50 (g)	1.80 (c),(g)	12.80 (d),(g)	(0.19) (g)	196.0 (g)

1,524,051	2.17	1.63 (c)	2.17 (d)	—	166.4
932,801	2.26	1.65 (c)	2.28 (d)	0.34	135.6
475,314	2.35 (g)	1.65 (c),(g)	2.38 (d),(g)	(0.31) (g)	196.0 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(d)	Excludes expense reimbursement from Manager.
(e)	Period from October 24, 2011, date shares first offered, through August 31, 2012.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Period from June 14, 2012, date shares first offered, through August 31, 2012.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
GLOBAL OPPORTUNITIES FUND
Class A shares
2014 (c)	$11.45	$0.07	$1.74	$1.81	($0.06)	($0.06)	$13.20	15.86% (b), (d)
Class C shares
2014 (c)	11.45	(0.01)	1.74	1.73	(0.06)	(0.06)	13.12	15.14 (b), (d)
Class P shares
2014 (c)	11.45	0.11	1.76	1.87	(0.07)	(0.07)	13.25	16.34 (b), (d)
Institutional shares
2014	10.91	0.14	2.30	2.44	(0.07)	(0.07)	13.28	22.41
2013 (g)	10.00	0.10	0.81	0.91	–	–	10.91	9.10 (d)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,540	1.50% (e)	3.95% (e),(f)	0.61% (e)	128.4% (e)

2,039	2.25 (e)	4.62 (e),(f)	(0.09) (e)	128.4 (e)

12	1.03 (e)	284.81 (e),(f)	0.93 (e)	128.4 (e)

1,403,422	0.84	0.84 (f)	1.14	128.4
1,104,538	0.90 (e)	0.90 (e),(f)	1.34 (e)	190.4 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from September 30, 2013, date shares first offered, through August 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager.
(g)	Period from December 28, 2012, date operations commenced, through August 31. 2013.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INTERNATIONAL EQUITY INDEX FUND
Institutional shares
2014	$10.91	$0.31	$1.34	$1.65	($0.32)	($1.54)	($1.86)	$10.70	15.97%
2013	9.51	0.28	1.43	1.71	(0.31)	—	(0.31)	10.91	18.16
2012	9.80	0.31	(0.36)	(0.05)	(0.23)	(0.01)	(0.24)	9.51	(0.27)
2011	9.10	0.28	0.60	0.88	(0.17)	(0.01)	(0.18)	9.80	9.59
2010 (c)	10.00	0.17	(1.07)	(0.90)	—	—	—	9.10	(9.00) (d)
R-1 shares
2014	10.69	0.21	1.30	1.51	(0.26)	(1.54)	(1.80)	10.40	14.89
2013	9.34	0.22	1.37	1.59	(0.24)	—	(0.24)	10.69	17.19
2012	9.66	0.26	(0.39)	(0.13)	(0.18)	(0.01)	(0.19)	9.34	(1.20)
2011	9.05	0.19	0.60	0.79	(0.17)	(0.01)	(0.18)	9.66	8.64
2010 (c)	10.00	0.12	(1.07)	(0.95)	—	—	—	9.05	(9.50) (d)
R-2 shares
2014	10.89	0.25	1.31	1.56	(0.28)	(1.54)	(1.82)	10.63	15.05
2013	9.52	0.23	1.40	1.63	(0.26)	—	(0.26)	10.89	17.30
2012	9.70	0.28	(0.39)	(0.11)	(0.06)	(0.01)	(0.07)	9.52	(1.11)
2011	9.05	0.20	0.60	0.80	(0.14)	(0.01)	(0.15)	9.70	8.79
2010 (c)	10.00	0.09	(1.04)	(0.95)	—	—	—	9.05	(9.50) (d)
R-3 shares
2014	10.77	0.25	1.31	1.56	(0.28)	(1.54)	(1.82)	10.51	15.28
2013	9.41	0.25	1.38	1.63	(0.27)	—	(0.27)	10.77	17.51
2012	9.71	0.28	(0.37)	(0.09)	(0.20)	(0.01)	(0.21)	9.41	(0.81)
2011	9.07	0.28	0.54	0.82	(0.17)	(0.01)	(0.18)	9.71	8.90
2010 (c)	10.00	0.10	(1.03)	(0.93)	—	—	—	9.07	(9.30) (d)
R-4 shares
2014	10.85	0.27	1.33	1.60	(0.29)	(1.54)	(1.83)	10.62	15.57
2013	9.46	0.27	1.38	1.65	(0.26)	—	(0.26)	10.85	17.68
2012	9.76	0.27	(0.35)	(0.08)	(0.21)	(0.01)	(0.22)	9.46	(0.60)
2011	9.08	0.27	0.57	0.84	(0.15)	(0.01)	(0.16)	9.76	9.15
2010 (c)	10.00	0.17	(1.09)	(0.92)	—	—	—	9.08	(9.20) (d)
R-5 shares
2014	10.86	0.28	1.34	1.62	(0.30)	(1.54)	(1.84)	10.64	15.71
2013	9.48	0.28	1.39	1.67	(0.29)	—	(0.29)	10.86	17.84
2012	9.77	0.31	(0.37)	(0.06)	(0.22)	(0.01)	(0.23)	9.48	(0.48)
2011	9.08	0.27	0.59	0.86	(0.16)	(0.01)	(0.17)	9.77	9.33
2010 (c)	10.00	0.09	(1.01)	(0.92)	—	—	—	9.08	(9.20) (d)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$677,283	0.33%	0.33% (b)	2.87%	45.8%
424,630	0.34	0.34 (b)	2.67	46.2
786,891	0.32	0.32 (b)	3.37	53.5
534,403	0.37	0.38 (b)	2.69	31.4
343,101	0.35 (e)	0.38 (b),(e)	2.74 (e)	48.3 (e)

334	1.20	1.20 (b)	1.97	45.8
123	1.24	1.24 (b)	2.08	46.2
70	1.19	1.19 (b)	2.86	53.5
22	1.26	1.26 (b)	1.85	31.4
9	1.23 (e)	3.25 (b),(e)	1.92 (e)	48.3 (e)

1,203	1.07	1.07 (b)	2.27	45.8
490	1.11	1.11 (b)	2.19	46.2
209	1.06	1.06 (b)	2.97	53.5
61	1.13	1.13 (b)	1.87	31.4
47	1.10 (e)	1.90 (b),(e)	1.43 (e)	48.3 (e)

12,323	0.89	0.89 (b)	2.34	45.8
8,197	0.93	0.93 (b)	2.37	46.2
3,045	0.88	0.88 (b)	3.05	53.5
1,068	0.95	0.95 (b)	2.68	31.4
55	0.92 (e)	1.76 (b),(e)	1.54 (e)	48.3 (e)

13,822	0.70	0.70 (b)	2.52	45.8
7,801	0.74	0.74 (b)	2.53	46.2
4,414	0.69	0.69 (b)	2.97	53.5
4,078	0.76	0.76 (b)	2.53	31.4
1,089	0.73 (e)	0.77 (b),(e)	2.78 (e)	48.3 (e)

37,859	0.58	0.58 (b)	2.62	45.8
24,896	0.62	0.62 (b)	2.65	46.2
13,305	0.57	0.57 (b)	3.34	53.5
4,069	0.64	0.64 (b)	2.53	31.4
1,652	0.61 (e)	0.66 (b),(e)	1.48 (e)	48.3 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Period from December 30, 2009, date operations commenced, through August 31, 2010.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
INTERNATIONAL SMALL COMPANY FUND
Class A shares
2014 (c)	$10.00	($0.01)	($0.13)	($0.14)	$0	$0	$0	$9.86	(1.40)% (d)
Class P shares
2014 (c)	10.00	—	(0.13)	(0.13)	—	—	—	9.87	(1.30) (d)
OPPORTUNISTIC MUNICIPAL FUND
Class A shares
2014	9.12	0.44	0.96	1.40	(0.43)	—	(0.43)	10.09	15.71
2013	10.29	0.43	(1.16)	(0.73)	(0.41)	(0.03)	(0.44)	9.12	(7.53)
2012 (h)	10.00	0.08	0.28	0.36	(0.07)	—	(0.07)	10.29	3.62 (d)
Class C shares
2014	9.12	0.37	0.96	1.33	(0.36)	—	(0.36)	10.09	14.86
2013	10.29	0.36	(1.17)	(0.81)	(0.33)	(0.03)	(0.36)	9.12	(8.22)
2012 (h)	10.00	0.07	0.28	0.35	(0.06)	—	(0.06)	10.29	3.48 (d)
Class P shares
2014 (i)	9.22	0.29	0.88	1.17	(0.30)	—	(0.30)	10.09	12.81 (d)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Dividends and Interest Expense on Shorts and Short Sale Fees)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$4,054	1.60% (e)	N/A	6.49% (e),(f)	(0.25)% (e)	49.2% (e)

3,454	1.25 (e)	N/A	6.33 (e),(f)	0.10 (e)	49.2 (e)

16,305	1.01	0.90 (g)	1.21 (f)	4.57	78.4
13,962	1.03	0.90 (g)	1.21 (f)	4.21	103.4
7,860	1.13 (e)	0.90 (e),(g)	3.23 (e),(f)	3.78 (e)	93.8 (e)

9,101	1.76	1.65 (g)	2.08 (f)	3.83	78.4
7,835	1.78	1.65 (g)	2.03 (f)	3.47	103.4
7,745	1.88 (e)	1.65 (e),(g)	3.93 (e),(f)	3.03 (e)	93.8 (e)

147	0.81 (e)	0.70 (e),(g)	61.41 (e),(f)	4.32 (e)	78.4 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 11, 2014, date shares first offered, through August 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager.
(g)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(h)	Period from June 14, 2012, date shares first offered, through August 31, 2012.
(i)	Period from December 30, 2013, date shares first offered, through August 31, 2014.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PREFERRED SECURITIES FUND
Class A shares
2014	$10.17	$0.53	$0.66	$1.19	($0.53)	($0.27)	($0.80)	$10.56	12.35%(b)
2013	10.36	0.54	(0.12)	0.42	(0.55)	(0.06)	(0.61)	10.17	3.96 (b)
2012	9.82	0.59	0.55	1.14	(0.57)	(0.03)	(0.60)	10.36	12.20 (b)
2011	9.86	0.59	–	0.59	(0.57)	(0.06)	(0.63)	9.82	6.04 (b)
2010 (j)	8.88	0.51	0.98	1.49	(0.51)	—	(0.51)	9.86	17.28 (b),(c)
2009 (g)	6.68	0.59	2.20	2.79	(0.59)	—	(0.59)	8.88	44.34 (b)
Class C shares
2014	10.16	0.45	0.66	1.11	(0.45)	(0.27)	(0.72)	10.55	11.52 (b)
2013	10.35	0.46	(0.12)	0.34	(0.47)	(0.06)	(0.53)	10.16	3.21 (b)
2012	9.81	0.51	0.56	1.07	(0.50)	(0.03)	(0.53)	10.35	11.38 (b)
2011	9.85	0.51	0.01	0.52	(0.50)	(0.06)	(0.56)	9.81	5.26 (b)
2010 (j)	8.87	0.45	0.99	1.44	(0.46)	—	(0.46)	9.85	16.59 (b),(c)
2009 (g)	6,368	0.53	2.20	2.73	(0.54)	—	(0.54)	8.87	43.19 (b)
Class P shares
2014	10.11	0.55	0.66	1.21	(0.55)	(0.27)	(0.82)	10.50	12.69 (b)
2013	10.30	0.56	(0.12)	0.44	(0.57)	(0.06)	(0.63)	10.11	4.22 (b)
2012	9.77	0.60	0.55	1.15	(0.59)	(0.03)	(0.62)	10.30	12.41 (b)
2001 (i)	10.04	0.54	(0.15)	0.39	(0.60)	(0.06)	(0.66)	9.77	3.93 (b),(c)
Class J shares
2014	9.97	0.51	0.65	1.16	(0.52)	(0.27)	(0.79)	10.34	12.24 (f)
2013	10.17	0.51	(0.12)	0.39	(0.53)	(0.06)	(0.59)	9.97	3.74 (f)
2012	9.65	0.55	0.55	1.10	(0.55)	(0.03)	(0.58)	10.17	11.96 (f)
2011	9.70	0.55	0.01	0.56	(0.55)	(0.06)	(0.61)	9.65	5.80 (f)
2010 (j)	8.74	0.47	0.97	1.44	(0.48)	—	(0.48)	9.70	16.97 (c),(f)
2009 (g)	6.59	0.55	2.15	2.70	(0.55)	—	(0.55)	8.74	43.45 (f)
Institutional shares
2014	10.12	0.56	0.66	1.22	(0.56)	(0.27)	(0.83)	10.51	12.76
2013	10.31	0.57	(0.12)	0.45	(0.58)	(0.06)	(0.64)	10.12	4.32
2012	9.78	0.61	0.55	1.16	(0.60)	(0.03)	(0.63)	10.31	12.49
2011	9.82	0.62	0.01	0.63	(0.61)	(0.06)	(0.67)	9.78	6.43
2010 (f)	8.84	0.53	0.99	1.52	(0.54)	–	(0.54)	9.82	17.67 (c)
2009 (e)	6.66	0.61	2.17	2.78	(0.60)	–	(0.60)	8.84	44.52

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$846,597	1.05%	– %	5.18%	20.1%
1,108,540	1.07	1.07	5.11	31.5
1,139,496	1.06	1.06	5.94	22.9
798,143	1.10	1.10	5.80	16.80
874,721	1.07 (d)	1.10 (d),(e)	6.57 (d)	23.4 (d)
669,875	1.00 (h)	–	7.87	26.2

806,937	1.81	–	4.43	20.1
911,340	1.81	1.81	4.37	31.5
887,524	1.82	1.82	5.18	22.9
669,953	1.85	1.85	5.06	16.8
576,857	1.82 (d)	1.84 (d),(e)	5.82 (d)	23.4 (d)
432,896	1.75 (h)	–	7.14	26.2

970,004	0.83	0.83 (e)	5.43	20.1
824,389	0.85	0.85 (e)	5.34	31.5
734,855	0.85	0.85 (e)	6.14	22.9
349,253	0.76 (d)	0.76 (d),(e)	5.86 (d)	16.8 (d)

39,563	1.20	1.28 (k)	5.02	20.1
33,590	1.27	1.47 (k)	4.91	31.5
30,976	1.28	1.46 (k)	5.74	22.9
28,544	1.33	1.46 (k)	5.57	16.8
27,450	1.45 (d)	1.51 (d),(k)	6.19 (d)	23.4 (d)
22,511	1.50	1.55 (k)	7.73	26.2

2,033,946	0.75	–	5.48	20.1
1,884,821	0.75	0.75 (e)	5.42	31.5
1,754,687	0.75	0.75 (e)	6.25	22.9
1,519,392	0.76	0.76 (e)	6.16	16.8
1,292,939	0.75 (d)	–	6.89 (d)	23.4 (d)
1,279,494	0.74	–	8.52	26.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager.
(f)	Total return is calculated without the contingent deferred sales charge.
(g)	For the period November 1 to October 31 in the year indicated.
(h)	Reflects Manager's contractual expense limit.
(i)	Period from September 27, 2010, date shares first offered, through August 31, 2011.
(j)	Ten months ended August 31, 2010. Effective in 2010, the fund's fiscal year end was changed from October 31 to August 31.
(k)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PREFERRED SECURITIES FUND
R-1 shares
2014	$10.08	$0.47	$0.66	$1.13	($0.48)	($0.27)	($0.75)	$10.46	11.78%
2013	10.28	0.48	(0.13)	0.35	(0.49)	(0.06)	(0.55)	10.08	3.38
2012	9.75	0.53	0.55	1.08	(0.52)	(0.03)	(0.55)	10.28	11.60
2011	9.79	0.53	0.02	0.55	(0.53)	(0.06)	(0.59)	9.75	5.56
2010 (j)	8.82	0.46	0.98	1.44	(0.47)	—	(0.47)	9.79	16.77 (c)
2009 (g)	6.65	0.54	2.17	2.71	(0.54)	—	(0.54)	8.82	43.25
R-2 shares
2014	10.04	0.48	0.66	1.14	(0.49)	(0.27)	(0.76)	10.42	11.98
2013	10.24	0.49	(0.12)	0.37	(0.51)	(0.06)	(0.57)	10.04	3.51
2012	9.71	0.54	0.55	1.09	(0.53)	(0.03)	(0.56)	10.24	11.80
2011	9.75	0.54	0.02	0.56	(0.54)	(0.06)	(0.60)	9.71	5.72
2010 (j)	8.79	0.47	0.97	1.44	(0.48)	—	(0.48)	9.75	16.86 (c)
2009 (g)	6.62	0.55	2.17	2.72	(0.55)	—	(0.55)	8.79	43.60
R-3 shares
2014	10.07	0.51	0.65	1.16	(0.51)	(0.27)	(0.78)	10.45	12.13
2013	10.26	0.51	(0.11)	0.40	(0.53)	(0.06)	(0.59)	10.07	3.81
2012	9.73	0.56	0.55	1.11	(0.55)	(0.03)	(0.58)	10.26	11.96
2011	9.78	0.56	0.01	0.57	(0.56)	(0.06)	(0.62)	9.73	5.80
2010 (j)	8.81	0.49	0.98	1.47	(0.50)	—	(0.50)	9.78	17.09 (c)
2009 (g)	6.63	0.57	2.17	2.74	(0.56)	—	(0.56)	8.81	43.92
R-4 shares
2014	10.06	0.53	0.65	1.18	(0.53)	(0.27)	(0.80)	10.44	12.35
2013	10.25	0.53	(0.11)	0.42	(0.55)	(0.06)	(0.61)	10.06	4.01
2012	9.72	0.58	0.55	1.13	(0.57)	(0.03)	(0.60)	10.25	12.17
2011	9.77	0.59	–	0.59	(0.58)	(0.06)	(0.64)	9.72	5.99
2010 (j)	8.80	0.50	0.98	1.48	(0.51)	—	(0.51)	9.77	17.29 (c)
2009 (g)	6.63	0.58	2.17	2.75	(0.58)	—	(0.58)	8.80	44.04
R-5 shares
2014	10.09	0.53	0.66	1.19	(0.54)	(0.27)	(0.81)	10.47	12.45
2013	10.28	0.55	(0.12)	0.43	(0.56)	(0.06)	(0.62)	10.09	4.12
2012	9.75	0.59	0.55	1.14	(0.58)	(0.03)	(0.61)	10.28	12.28
2011	9.79	0.60	0.01	0.61	(0.59)	(0.06)	(0.65)	9.75	6.23
2010 (j)	8.81	0.49	1.01	1.50	(0.52)	—	(0.52)	9.79	17.46 (c)
2009 (g)	6.64	0.59	2.17	2.76	(0.59)	—	(0.59)	8.81	44.16

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

1,751	1.59	–	4.66	20.1
1,761	1.58	–	4.58	31.5
1,686	1.59	–	5.44	22.9
1,328	1.60	–	5.28	16.8
1,458	1.60 (d)	–	6.01 (d)	23.4 (d)
1,272	1.61	–	7.44	26.2

845	1.46	–	4.75	20.1
1,009	1.45	–	4.70	31.5
1,065	1.46	–	5.55	22.9
731	1.47	–	5.39	16.8
919	1.47 (d)	–	6.14 (d)	23.4 (d)
1,054	1.48	–	7.70	26.2

4,074	1.28	–	4.98	20.1
4,107	1.27	–	4.91	31.5
4,161	1.28	–	5.73	22.9
3,704	1.29	–	5.59	16.8
1,962	1.29 (d)	–	6.37 (d)	23.4 (d)
1,657	1.30	–	8.16	26.2

1,221	1.09	–	5.22	20.1
1,436	1.08	–	5.11	31.5
709	1.09	–	5.98	22.9
923	1.10	–	5.85	16.8
2,130	1.10 (d)	–	6.55 (d)	23.4 (d)
2,218	1.11	–	8.18	26.2

3,350	0.97	–	5.24	20.1
4,963	0.96	–	5.27	31.5
2,402	0.97	–	6.00	22.9
1,528	0.98	–	5.93	16.8
656	0.98 (d)	–	6.31 (d)	23.4 (d)
1,098	0.99	–	7.93	26.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager.
(f)	Total return is calculated without the contingent deferred sales charge.
(g)	For the period November 1 to October 31 in the year indicated.
(h)	Reflects Manager's contractual expense limit.
(i)	Period from September 27, 2010, date shares first offered, through August 31, 2011.
(j)	Ten months ended August 31, 2010. Effective in 2010, the fund's fiscal year end was changed from October 31 to August 31.
(k)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SMALL-MIDCAP DIVIDEND INCOME FUND
Class A shares
2014	$12.25	$0.37	$2.24	$2.61	($0.26)	($0.26)	($0.52)	$14.34	21.70% (b)
2013	10.46	0.34	1.80	2.14	(0.32)	(0.03)	(0.35)	12.25	20.85 (b)
2012	9.28	0.34	1.22	1.56	(0.38)	—	(0.38)	10.46	17.30 (b)
2011 (d)	10.00	0.06	(0.78)	(0.72)	—	—	—	9.28	(7.20) (b),(e)
Class C shares
2014	12.21	0.25	2.24	2.49	(0.18)	(0.26)	(0.44)	14.26	20.71 (b)
2013	10.48	0.23	1.81	2.04	(0.28)	(0.03)	(0.31)	12.21	19.75 (b)
2012 (g)	9.87	0.05	0.63	0.68	(0.07)	—	(0.07)	10.48	6.89 (b),(e)
Class P shares
2014	12.40	0.41	2.27	2.68	(0.29)	(0.26)	(0.55)	14.53	22.01 (b)
2013	10.58	0.38	1.82	2.20	(0.35)	(0.03)	(0.38)	12.40	21.17 (b)
2012	9.38	0.38	1.23	1.61	(0.41)	—	(0.41)	10.58	17.70 (b)
2011 (d)	10.00	0.07	(0.69)	(0.62)	–	—	–	9.38	(6.20) (b),(e),(h)
Institutional shares
2014	12.29	0.43	2.25	2.68	(0.31)	(0.26)	(0.57)	14.40	22.19
2013	10.49	0.41	1.78	2.19	(0.36)	(0.03)	(0.39)	12.29	21.32
2012	9.30	0.40	1.21	1.61	(0.42)	—	(0.42)	10.49	17.87
2011 (d)	10.00	0.09	(0.79)	(0.70)	—	—	—	9.30	(7.00) (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$175,636	1.20%	1.20% (c)	2.70%	18.2%
109,770	1.26	1.26 (c)	2.89	18.5
16,660	1.40	1.60 (c)	3.42	19.1
3,697	1.40 (f)	7.11 (c),(f)	2.99 (f)	43.5 (f)

100,066	2.01	2.01 (c)	1.86	18.2
20,427	2.15	2.27 (c)	1.88	18.5
192	2.15 (f)	179.47 (c),(f)	2.34 (f)	19.1 (f)

492,384	0.94	0.94 (c)	2.91	18.2
32,430	1.00	1.11 (c)	3.17	18.5
5,288	1.00	1.97 (c)	3.69	19.1
110	1.02 (f)	211.90 (c),(f)	3.35 (f)	43.5 (f)

554,543	0.80	N/A	3.14	18.2
353,059	0.82	N/A	3.54	18.5
280,303	0.84	N/A	4.06	19.1
212,818	0.86 (f)	N/A	3.79 (f)	43.5 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from June 6, 2011, date shares first offered, through August 31, 2011.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from June 14, 2012, date shares first offered, through August 31, 2012.
(h)	During 2011, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class.

In accordance with the Fund's shareholder policies, this benefit inures to all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”
Description of Moody’s Commercial Paper Ratings:
Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:
Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:
Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:
Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings
A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:
Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:
Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.
The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.
Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2	A satisfactory capacity to pay principal and interest.

SP-3	A speculative capacity to pay principal and interest.
Fitch, Inc. Long-Term Credit Ratings
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B – ADDITIONAL FUND-SPECIFIC INFORMATION
International Equity Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PRINCIPAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX C – RELATED PERFORMANCE OF CERTAIN SUB-ADVISORS
Origin Asset Management LLP
Origin Asset Management LLP ("Origin") is the sub-advisor for the Origin Emerging Markets Fund (the "Fund"). The Fund has no historical performance. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of Origin's Emerging Markets Composite as well as the performance of the MSCI Emerging Markets NDTR D Index, a broad-based securities market index comparable to Origin's composite.
Origin's composite consists of historical information about all client accounts Origin manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. The composite is provided to illustrate Origin's past performance in managing accounts with investment objectives and strategies substantially similar to those of the Fund. The composite does not represent the performance of the Fund. Origin's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.
Origin computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. Origin's composite performance results are net of trading expenses, management fees, and any performance incentive fees incurred by any client account in the composite. If Origin's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would be lower. Although the Fund and the client accounts comprising the Origin composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund’s future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.
The client accounts in Origin's composite can change from time-to-time. The accounts included in the Origin composite are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). The accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.
Portions of the information below are based on data supplied by Origin and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.
Composite performance reflects taxes paid on foreign dividends and is calculated on an individual client basis to reflect each client’s tax status.
Current performance of the Origin composite may be lower or higher than the performance data shown below.

PERFORMANCE RESULTS
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q1 '12	13.42%
Lowest return for a quarter during the period of the bar chart above:	Q2 '12	(7.53)%

	Average Annual Total Returns Through December 31, 2013
	1 YR	Since Inception of Composite (1/4/2011)
Origin Emerging Markets Composite	8.87%	3.19%
MSCI Emerging Markets NDTR D Index	(2.60)%	(2.46)%

Principal Global Investors, LLC
Principal Global Investors, LLC ("PGI") is the sub-advisor for the International Small Company Fund (the "Fund"). The Fund has no historical performance. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of PGI's International SmallCap Equity Composite as well as the performance of the MSCI World ex-USA Small Cap Index, a broad-based securities market index comparable to PGI's composite.
PGI's composite consists of historical information about all client accounts PGI manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. The composite is provided to illustrate PGI's past performance in managing accounts with investment objectives and strategies substantially similar to those of the Fund. The composite does not represent the performance of the Fund. PGI's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.
PGI computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. PGI’s composite performance results are net of trading expenses, management fees, and any performance incentive fees incurred by any client account in the composite. If PGI's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would be lower. Although the Fund and the client accounts comprising the PGI composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund’s future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.
The client accounts in PGI’s composite can change from time-to-time. Some of the accounts included in the PGI composite are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.
Portions of the information below are based on data supplied by PGI and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.
Composite performance reflects taxes paid on foreign dividends and is calculated on an individual client basis to reflect each client’s tax status.
Current performance of the PGI composite may be lower or higher than the performance data shown below.

PERFORMANCE RESULTS
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 '09	28.46%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(27.75)%

	Average Annual Total Returns Through December 31, 2013
	1 YR	5 YR	10 YR	Since Inception of Composite (1/1/1995)
PGI International SmallCap Equity Composite	31.59%	20.05%	11.71%	12.71%
MSCI World ex-USA Small Cap Index[1]	25.55%	18.45%	9.24%
S&P Developed ex-U.S. Small-Cap Index[2]				7.49%
[1] The PGI International SmallCap Equity Composite has been benchmarked against the MSCI World ex-USA SmallCap Index since January 1, 1999. The MSCI World ex-USA Small Cap Index is an unmanaged index that measures the performance of stocks with the smallest 15% of cumulative market capitalization by market across developed markets outside the U.S.
[2] Prior to January 1, 1999, the PGI International SmallCap Equity Composite was benchmarked against the S&P Developed ex-U.S. Small-Cap Index. The S&P Developed ex-US Small-Cap Index is comprised of stocks representing the lowest 15% of float-adjusted market cap in each developed country.

Principal Real Estate Investors, LLC
Principal Global Investors, LLC ("Principal-REI") is the sub-advisor for the Real Estate Debt Income Fund (the "Fund"). The Fund has no historical performance. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of Principal-REI's Yield Oriented Total Return Composite as well as the performance of the Barclays CMBS ERISA - Eligible Index, a broad-based securities market index comparable to Principal-REI's composite.
Principal-REI's composite consists of historical information about all client accounts Principal-REI manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. The composite is provided to illustrate Principal-REI's past performance in managing accounts with investment objectives and strategies substantially similar to those of the Fund. The composite does not represent the performance of the Fund. Principal-REI's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.
Principal-REI computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. Principal-REI’s composite performance results are net of trading expenses, management fees, and any performance incentive fees incurred by any client account in the composite. If Principal-REI's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would be lower. Although the Fund and the client accounts comprising the Principal-REI composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund’s future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.
The client accounts in Principal-REI’s composite can change from time-to-time. Some of the accounts included in the Principal-REI composite are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.
Portions of the information below are based on data supplied by Principal-REI and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.
Composite performance reflects taxes paid on foreign dividends and is calculated on an individual client basis to reflect each client’s tax status.
Current performance of the Principal-REI composite may be lower or higher than the performance data shown below.

PERFORMANCE RESULTS
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 '10	8.30%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(4.05)%

	Average Annual Total Returns Through December 31, 2013
	1 YR	Since Inception of Composite (10/1/2009)
Principal-REI Yield Oriented Total Return Composite	6.94%	11.30%
Barclays CMBS ERISA - Eligible Index	0.23%	9.07%

ADDITIONAL INFORMATION
Additional information about the Fund is available in the Statement of Additional Information dated December 31, 2014, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principalfunds.com/prospectus. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at: http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.
The U.S. government does not insure or guarantee an investment in any of the Funds.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

PRINCIPAL FUNDS, INC. (“PFI” or "the Fund")
Statement of Additional Information
dated December 31, 2014
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. This prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus dated December 31, 2014.
Incorporation by reference: The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended August 31, 2014, are hereby incorporated by reference into and are legally a part of this SAI.
For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024
The prospectus may be viewed at www.principalfunds.com/prospectus.

Ticker Symbols by Share Class
Fund	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6	S
Blue Chip	PBLAX	PBLCX		PBLPX	PBCKX
Bond Market Index			PBIJX		PNIIX	PBIMX	PBINX	PBOIX	PBIPX	PBIQX
Capital Securities												PCSFX
Credit Opportunities Explorer	PCEAX				PCOIX
Diversified Real Asset	PRDAX	PRDCX		PRDPX	PDRDX						PDARX
Dynamic High Yield Explorer	PDYAX				PDYIX
Global Multi-Strategy	PMSAX	PMSCX		PMSPX	PSMIX
Global Opportunities	PGLAX	PGOCX		PGXPX	PGOIX
International Equity Index					PIDIX	PILIX	PINEX	PIIOX	PIIPX	PIIQX
International Small Company	PICAX			PCOPX	PISMX
Opportunistic Municipal	PMOAX	PMODX		PMOQX
Origin Emerging Markets	POEYX				POEIX						POEFX
Preferred Securities	PPSAX	PRFCX	PPSJX	PPSPX	PPSIX	PUSAX	PPRSX	PNARX	PQARX	PPARX
Real Estate Allocation	PAEDX				PADDX
Real Estate Debt Income	PRDYX				PRDIX
Small-MidCap Dividend Income	PMDAX	PMDDX		PMDPX	PMDIX

2

FUND HISTORY
Principal Funds, Inc. (“PFI” or "the Fund") was organized as Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each Fund are shown in the table below.

Share Class
Fund	A	C	J	P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6	S
Blue Chip	X	X		X	X
Bond Market Index			X		X	X	X	X	X	X
Capital Securities												X
Credit Opportunities Explorer	X				X
Diversified Real Asset	X	X		X	X						X
Dynamic High Yield Explorer	X				X
Global Multi-Strategy	X	X		X	X
Global Opportunities	X	X		X	X
International Equity Index					X	X	X	X	X	X
International Small Company	X			X	X
Opportunistic Municipal	X	X		X
Origin Emerging Markets	X				X						X
Preferred Securities	X	X	X	X	X	X	X	X	X	X
Real Estate Allocation	X				X
Real Estate Debt Income	X				X
Small-MidCap Dividend Income	X	X		X	X
Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Management Corporation ("PMC" or “Principal” or the "Manager") may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. Principal may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
MULTIPLE CLASS STRUCTURE
The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S.
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"), as described in the prospectus.
Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.
The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.
For Classes A, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

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•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

The P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Classes are available without any front-end sales charge or contingent deferred sales charge. Class P shares are generally available through mutual fund wrap programs or fee based advisory programs which may charge fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 share classes are subject to asset based charges (described below). Class R-6 shares are generally available through the defined contribution investment only channel.
Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's R-1, R-2, R-3, R-4, and R-5 Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.
Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

•	responding to plan sponsor and plan member inquiries;

•	providing information regarding plan sponsor and plan member investments; and

•
providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to each of the R-1, R-2, R-3, R-4 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Administrative Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:

•	receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;

•	providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;

•	processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;

•	acting as shareholder of record and nominee for plans;

•	maintaining account records for shareholders and/or other beneficial owners;

•	providing notification to plan shareholders of transactions affecting their accounts;

•	forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;

•	distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and

•	other similar administrative services.

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As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.20% of the average daily net assets of the R-2 Class, 0.07% of the average daily net assets of the R-3 Class, 0.03% of the average daily net assets of the R-4 Class and 0.01% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Principal will generally, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.
Class S: Class S shares are available without any front-end sales charge or contingent deferred sales charge. Eligibility to invest in the Capital Securities Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or Principal Global Investors, LLC (PGI) have an agreement with the wrap-fee program's sponsor ("Sponsor") or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers) (Eligible Wrap Accounts) are eligible to purchase shares of the Fund. References to Wrap Fee Adviser shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.
A client agreement with the Sponsor to open an account in the Sponsor's wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap account ordinarily will be made by the Wrap Fee Adviser, the Sponsor or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap account participates. If your wrap-fee account's use of the Wrap Fee Adviser's investment style is terminated by you, the Sponsor or the Wrap Fee Adviser, your wrap account will cease to be an Eligible Wrap Account and you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
Rule 12b-1 Fees / Distribution Plans and Agreements
The Distributor for the Funds is Principal Funds Distributor, Inc. ("PFD"). The address for PFD is as follows: 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.
In addition to the management and service fees, certain of the Fund's share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (a “Plan”). The Board of Directors and initial shareholders of the A, C, J, R-1, R-2, R-3, and R-4 Classes of shares have approved and entered into a Plan. In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act)) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing, and distribution of sales literature;

•	preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.

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The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Share Class	Maximum Annualized 12b-1 Fee

A (1)	0.25%
C (1)	1.00%
J (1)	0.25%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
(1) The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, C, or J shares.

Effective December 30, 2013, Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the
Distribution Fees attributable to Class J through December 30, 2015. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Classes A, C, J, R-1, R-2 , R-3, or R-4 shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.
The Funds made the following Distribution/12b-1 payments for the year ended August 31, 2014:

Fund	Distribution/12b-1 Payments (amounts in thousands)
Blue Chip	$26
Bond Market Index	133
Capital Securities	N/A
Diversified Real Asset	890
Global Multi-Strategy	627
Global Opportunities	17
International Equity Index	44
International Small Company	2
Opportunistic Municipal	118
Preferred Securities	10,952
Small-MidCap Dividend Income	1,126
Transfer Agency Agreement (Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S shares)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S shares.

•
For Classes A, B, C, P and Institutional shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services.

•	For Class J shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.
The Fund pays PSS for the following services for Classes A, B, C, J, P, and Institutional shares:

•	issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;

•	preparation and distribution of dividend and capital gain payments to shareholders;

•	delivery, redemption and repurchase of shares, and remittances to shareholders;

6

•	the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;

•	communication with shareholders concerning the above items; and

•	use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.
The Fund does not pay for these services for Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares. PSS will pay operating expenses attributable to R-1, R-2, R-3, R-4, and R-5 share classes related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Fund for sale in states and jurisdictions.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as “Funds.” Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except the Global Multi-Strategy and Real Estate Debt Income Funds, which are non-diversified.
Fund Policies
The investment objectives, investment strategies and the principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.
With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.
Blue Chip, Bond Market Index, Capital Securities, Credit Opportunities Explorer, Diversified Real Asset, Dynamic High Yield Explorer, Global Multi-Strategy, Global Opportunities, International Equity Index, International Small Company, Opportunistic Municipal, Origin Emerging Markets, Preferred Securities, Real Estate Debt Income, and Small-MidCap Dividend Income Funds.
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)
Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7

3)
Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Fund, except the Global Multi-Strategy and Real Estate Debt Income Funds, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the Capital Securities, Diversified Real Asset, Preferred Securities, or Real Estate Debt Income Funds (the restriction applies to the Bond Market Index and International Equity Index Funds except to the extent that the related Index is also so concentrated).

The Capital Securities, Diversified Real Asset, Preferred Securities, and Real Estate Debt Income Funds will concentrate their investments in a particular industry or group of industries as described in the prospectus.

8)	Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)	Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)
Invest more than 25% (45% for Preferred Securities Fund) of its assets in foreign securities, except that the Capital Securities, Credit Opportunities Explorer, Dynamic High Yield Explorer, International Equity Index, International Small Company, Diversified Real Asset, Global Multi-Strategy, Global Opportunities, and Origin Emerging Markets Funds may invest up to 100% of their assets in foreign securities; the Bond Market Index Fund may invest in foreign securities to the extent that the relevant index is so invested; and the Opportunistic Municipal Fund may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Diversified Real Asset, Global Multi-Strategy, and Real Estate Debt Income Funds).

6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Fund (except the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Global Opportunities Fund) has also adopted the non-fundamental policy (except the Opportunistic Municipal Fund, which has adopted a fundamental policy), pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

8

Real Estate Allocation Fund
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund:

1)	May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
May not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)	Will concentrate, as that term is used in the 1940 Act, its investments in a particular industry or group of industries described in the prospectus.

8)	May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
The above-listed Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.
This Fund has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund.
Investment Strategies and Risks
Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Pursuant to SEC staff interpretations of the Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.
Commodities
Under the 1940 Act, a fund's registration statement must recite the fund's policy with regard to investing in commodities. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither PFI nor any of its individual Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for

9

certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Fund is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.
Borrowing
If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The 1940 Act limits a fund’s ability to borrow money. For example, a fund may borrow for temporary purposes so long as the amount borrowed does not exceed 5% of the fund's total assets.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Funds, except the Real Estate Allocation Fund, interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. The Real Estate Allocation Fund invests in shares of mutual funds, which do not constitute an industry; however, its underlying funds are concentrated in the real estate industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions. The Funds view their investments in privately issued mortgage-related securities, asset-backed securities or tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Directors. Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to no more than 15% of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

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Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments.
Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.
Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
The Funds that may invest in foreign securities may invest in:

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American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.

•	European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.
Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.
Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.
Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

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If the "conversion value" of a convertible security increases to a point that approximates or exceeds its "investment value," the value of the security will be principally influenced by its conversion value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
The Funds (except the Real Estate Allocation Fund) may each engage in the practices described under this heading.

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Spread Transactions. Each Fund may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Fund may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the

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Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

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Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

The Funds may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.

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Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

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Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

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When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

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Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

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Index Warrants. Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

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Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

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Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

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Futures Contracts. A Fund may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, the Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

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Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on

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futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

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Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Limitations on the Use of Futures, Options on Futures Contracts, and Swaps. Each Fund that utilizes futures contracts, options on futures contracts or swaps has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term

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“commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Fund is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.
When a Fund purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.
High Yield Bonds (“Junk Bonds”)
Some funds invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

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The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Inflation-Indexed Bonds
The Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities")

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Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from "Qualifying Income". Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also

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regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Securities Lending
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act (in general, a fund may not lend more than 33 1/3% of total fund assets). Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 102% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.
Short Sales
A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.

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Foreign Currency Transactions
Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The funds may also use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.
To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.

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Options on Foreign Currencies. In addition, a Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

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Futures on Currency. A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

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Forward Foreign Currency Exchange Contracts. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
A Fund segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.

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Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.
A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.
Structured Notes
Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the

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issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Advisor’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Advisor’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Debt-Linked and Equity-Linked Securities
The Funds may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. The prices of commodity-linked derivative instruments such as commodity index-linked notes may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There can be no assurance, however, that derivative instruments will perform in that manner in the future, and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities.
During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than have financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

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The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, a fund's investments in commodity index-linked notes may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on a fund's investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swap Agreements and Options on Swap Agreements
Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.

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Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
The Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

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The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
The Funds may enter into contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. A Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. A Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. A Fund may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
The swap agreements the Funds enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements for which the Fund segregates assets will not be construed to be “senior securities” for purposes of the Fund's investment restriction concerning senior securities.
Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

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Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.
The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,

•	the number of dealers and prospective purchasers in the marketplace,

•	dealer undertakings to make a market,

•	the nature of the security (including any demand or tender features), and

•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.
For purposes of applying the funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

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Money Market Instruments/Temporary Defensive Position
All of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

•	U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.

•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•
Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

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•	Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•
Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix B, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.
Funding Agreements
Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Municipal Obligations
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

•
Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability

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of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

•
Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

•
Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

•
Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

•
Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Opportunistic Municipal Fund will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

•
Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

•
Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

•
Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

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The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.

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Stand-By Commitments. Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.

The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

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Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

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Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Special Considerations Relating to California Municipal Obligations
The Opportunistic Municipal Fund invests in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy.
Insurance
The insured municipal obligations in which the Opportunistic Municipal Fund may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.
The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.
Taxable Investments of the Municipal Funds
The Opportunistic Municipal Fund may invest a portion of its assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the Opportunistic Municipal Fund may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

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Other Investment Companies
Each Fund may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans (they could also be unrated but of comparable quality). A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.
Variable and Floating Rate Instruments
The Funds may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a

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speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
Pay-in-Kind Securities
The Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Preferred Securities
There are two basic types of preferred securities, traditional preferred securities and hybrid or trust preferred securities.

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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

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Preferred Securities - Generally. Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes ("CoCos"), contingent convertible instruments, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Advisor, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.
In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Advisor, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Step-Coupon Securities
The Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
"Stripped" Securities
The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities,

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if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Supranational Entities
The Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days.
Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

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Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.
The following Fund had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Fund	2014 Turnover	2013 Turnover	Comments
Blue Chip Fund	34.4%	1.3%	The portfolio management team for the Blue Chip fund reduced the number of holdings in 2014 which resulted in a higher turnover than in 2013.
LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Overall responsibility for directing the business and affairs of PFI rests with the Board of Directors, who are elected by PFI's shareholders. In addition to serving on the Board of PFI, each Director serves on the Board of Principal Variable Contracts Funds, Inc. (“PVC”). The Board is responsible for overseeing the operations of PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI's charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PFI's advisory contracts.  The Board is currently composed of eleven members, nine of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.
The Chairman of the Board is an interested person of PFI. The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PFI's Independent Directors as well as communication among the Independent Directors, management of PFI and the full Board. PFI has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series or portfolios that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI. The appropriateness of this structure is enhanced by PFI’s Board Committees, which are described below, and the allocation of responsibilities among them.
The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PFI. As required by rules the SEC has adopted under the 1940 Act, PFI's Independent Directors select and nominate all candidates for Independent Director positions.
Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PFI and PVC since 2004. Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes. Mr. Barnes has served as a Director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

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Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004. He is a Certified Public Accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.
William Kimball. Mr. Kimball has served as a Director of PFI and PVC since 2000. From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc. Prior to 1998, he served as President and CEO of Medicap. Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc. Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as a Director of PFI and PVC since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment and regulatory matters.
Daniel Pavelich. Mr. Pavelich has served as a Director of PFI and PVC since 2007. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996. Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.
Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012. Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC. Since 2007, Mr. Beer has served as the President and a director of Princor and PSS since 2007. Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Nora M. Everett. Ms. Everett has served as a Director of PFI and PVC since 2008. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.
Risk oversight forms part of the Board's general oversight of PFI and is addressed as part of various Board and Committee activities. As part of its regular oversight of PFI, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PFI's Chief Compliance Officer, the independent registered public accounting firm for PFI, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PFI. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PFI's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI's compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers. In addition, as part of the Board's periodic review of PFI's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PFI officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PFI's shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.

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Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc. (including those not contained in this SAI) and Principal Variable Contracts Funds, Inc.
15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. The 15(c) committee held two meetings during the last fiscal year.
Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held seven meetings during the last fiscal year.
Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.
Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 655 9th Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held eight meetings during the last fiscal year.
Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.

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Management Information
The following table presents certain information regarding the Directors of PFI, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of PFI (the “Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies sponsored by Principal Life Insurance Company (“Principal Life”): PFI and Principal Variable Contracts Funds, Inc.

42

The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 655 9th Street Des Moines, IA 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	120	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 655 9th Street Des Moines, IA 50392 1951	Director Member Audit Committee	Since 2012	Retired	120	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Craig Damos 655 9th Street Des Moines, IA 50392 1954	Director Member 15(c) Committee Member Audit Committee	Since 2008	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, and The Weitz Company (general construction)	120	Hardin Construction

Mark A. Grimmett 655 9th Street Des Moines, IA 50392 1960	Director Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	120	None

Fritz S. Hirsch 655 9th Street Des Moines, IA 50392 1951	Director Member 15(c) Committee Member Operations Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	120	Focus Products Group (housewares)

Tao Huang 655 9th Street Des Moines, IA 50392 1962	Director Member 15(c) Committee Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	120	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 655 9th Street Des Moines, IA 50392 1947	Director Member Nominating and Governance Committee	Since 2000	Partner, Kimball – Porter Investments L.L.C.	120	Casey's General Stores

Karen (“Karrie”) McMillan 655 9th Street Des Moines, IA 50392 1961	Director Member Operations Committee	Since 2014	Formerly, General Counsel, Investment Company Institute*	120	None
Daniel Pavelich 655 9th Street Des Moines, IA 50392 1944	Director Member Audit Committee	Since 2007	Retired	120	None

* Ms. McMillan served as an officer of the Investment Company Institute, a national association of U.S. investment companies. Appendix A provides information about the members of the Investment Company Institute’s Board of Governors who are affiliates of the Funds’ investment advisors.

43

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation ("PMC", "Principal" or the "Manager"), Principal Funds Distributor, Inc. ("PFD" or the "Distributor") and/or the Fund’s principal underwriter, or Princor Financial Services Corporation ("Princor"), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Director Executive Vice President Member Executive Committee	Since 2012 Since 2001	Executive Vice President, PFD VP/Mutual Funds & Broker Dealer, PLIC Director, PMC EVP/Chief Operating Officer, PMC Director, Princor President, Princor Director, PSS (since 2011) President, PSS (since 2011)	120	None

Nora M. Everett Des Moines, IA 50392 1959	Chair Chief Executive Officer President Director Member Executive Committee	Since 2012 Since 2010 Since 2008 Since 2008	Director, Edge (2008-2011) Director, Finisterre (since 2011) Director, Origin (since 2011) Chairman, PFA (since 2010) Chairman, PFD (since 2011) Senior Vice President/RIS, PLIC Chairman, PMC (since 2011) President, PMC (since 2008) Chairman, Princor (since 2011) Chief Executive Officer, Princor (since 2009) Chairman, PSS (since 2011)	120	None
**  Abbreviations used:
•Edge Asset Management, Inc. (Edge)
•Finisterre Capital LLP (Finisterre)
•Origin Asset Management LLP (Origin)
•Post Advisory Group, LLC (Post)
•Principal Financial Advisors, Inc. (PFA)
•Princor Financial Services Corporation (Princor)
•Principal Funds Distributor, Inc. (PFD)
•Principal Global Investors, LLC (PGI)
•Principal Life Insurance Company (PLIC)
•Principal Management Corporation (PMC)
•Principal Real Estate Investors, LLC (Principal-REI)
•Principal Shareholder Services, Inc. (PSS)
•Spectrum Asset Management, Inc. (Spectrum)
Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Variable Contracts Funds, Inc.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer Des Moines, IA 50392 1961	Director (since 2012) Executive Vice President (since 2001) Member Executive Committee	Executive Vice President, PFD VP/Mutual Funds & Broker Dealer, PLIC Director, PMC EVP/Chief Operating Officer, PMC Director, Princor President, Princor Director, PSS (since 2011) President, PSS (since 2011)

Randy L. Bergstrom Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

44

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Tracy Bollin Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Chief Financial Officer, PFA (since 2010)
Assistant Controller, PFD (2007-2010)
Chief Financial Officer, PFD (since 2010)
Chief Financial Officer, PMC (since 2010)
Financial Controller, PMC (2008-2010)
Assistant Controller, Princor (2009-2010)
Chief Financial Officer, Princor (since 2010)
Assistant Controller, PSS (2007-2010)
Chief Financial Officer, PSS (since 2010)

David J. Brown Des Moines, IA 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, PMC Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Des Moines, IA 50392 1963	Treasurer (since 2011)
Vice President/Treasurer, Edge (since 2011)
Vice President/Treasurer, PFA (since 2011)
Vice President/Treasurer, PFD (since 2011)
Vice President/Treasurer, PGI (since 2011)
Vice President/Treasurer, PLIC (since 2011)
Vice President/Treasurer, PMC (since 2011)
Vice President/Treasurer, Post (since 2011)
Vice President/Treasurer, Principal-REI (since 2011)
Vice President/Treasurer, Princor (since 2011)
Vice President/Treasurer, PSS (since 2011)
Treasurer, Spectrum (since 2011)

Nora M. Everett Des Moines, IA 50392 1959	Chair (since 2012) Chief Executive Officer (since 2010) President (since 2008) Director (since 2008) Member Executive Committee
Director, Edge (2008-2011)
Director, Finisterre (since 2011)
Director, Origin (since 2011)
Chairman, PFA (since 2010)
Chairman, PFD (since 2011)
Senior Vice President/RIS, PLIC
Chairman, PMC (since 2011)
President, PMC (since 2008)
Chairman, Princor (since 2011)
Chief Executive Officer, Princor (since 2009)
Chairman, PSS (since 2011)

Ernest H. Gillum Des Moines, IA 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President/Chief Compliance Officer, PMC Vice President/Chief Compliance Officer, PSS

Carolyn F. Kolks Des Moines, IA 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Mills Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-present) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Des Moines, IA 50392 1958	Chief Financial Officer (2008-2014) Vice President (since 2005) Controller (since 2000)	Vice President/Controller-Principal Funds, PMC

Greg Reymann Des Moines, IA 50392 1958	Assistant Counsel (since 2014)
Assistant General Counsel, PLIC (since 2014)
VP, Chief Compliance Officer and Chief Risk Officer, TAM (2010-2012)
Assistant General Counsel, TAMG (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Michael D. Roughton Des Moines, IA 50392 1951 Effective 1/1/2015, delete this row from the table.	Counsel (since 1990)
Senior Vice President/Counsel, PFA
Senior Vice President/Counsel, PFD
Vice President & Associate General Counsel, PLIC
Senior Vice President/Counsel, PMC
Senior Vice President/Counsel, Princor (2009-2013)
Senior Vice President/Counsel, PSS

45

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)

Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Counsel, PFD (2006-2013) Counsel, PLIC Counsel, PMC (2007-2013, 2014-present) Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan L. Westholm Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasury, PFA (since 2013)
Director-Treasury, PFA (2011-2013)
Assistant Vice President/Treasury, PFD (since 2013)
Director-Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC
Assistant Vice President/Treasury, PMC
Assistant Vice President/Treasury, Princor (since 2013)
Director-Treasury, Princor (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS

Beth C. Wilson Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (2007-2013) Vice President, Princor (2007-2009)

Clint Woods Des Moines, IA 50392 1961	Assistant Counsel (since 2014) Counsel (effective 2015)	Associate General Counsel, AEGON (2003-2012) Asst General Counsel, Asst Corp Secretary, Governance Officer, PLIC (since 2013)
**  Abbreviations used:
• AEGON USA Investment Management, LLC (AEGON)
• Edge Asset Management, Inc. (Edge)
• Finisterre Capital LLP (Finisterre)
• Origin Asset Management LLP (Origin)
• Post Advisory Group, LLC (Post)
• Principal Financial Advisors, Inc. (PFA)
• Princor Financial Services Corporation (Princor)
• Principal Funds Distributor, Inc. (PFD)
• Principal Global Investors, LLC (PGI)
• Principal Life Insurance Company (PLIC)
• Principal Management Corporation (PMC)
• Principal Real Estate Investors, LLC (Principal-REI)
• Principal Shareholder Services, Inc. (PSS)
• Spectrum Asset Management, Inc. (Spectrum)
• Transamerica Asset Management, Inc. (TAM)
• Transamerica Asset Management Group (TAMG)
The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2013. As of that date, Directors did not own shares of Funds not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A    $0
B    $1 up to and including $10,000
C    $10,001 up to and including $50,000
D    $50,001 up to and including $100,000
E    $100,001 or more

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Independent Directors (not Considered to be "Interested Persons")

Fund	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	Kimball	McMillan*	Pavelich
Diversified Real Asset	A	A	C	D	D	A	D	A	A
Global Multi-Strategy	A	A	A	A	A	A	D	A	A
Preferred Securities	A	A	C	A	C	A	E	A	A
Total Fund Complex	E	E	E	E	E	E	E	A	E

* Ms. McMillan was not a director as of December 31, 2013.
Directors Considered to be "Interested Persons"

	Beer	Everett
Global Multi-Strategy	C	A
Total Fund Complex	E	E
Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.
The following table provides information regarding the compensation received by the Independent Directors from the Funds included in this SAI and from the Fund Complex during the fiscal year ended August 31, 2014. On that date, there were 2 Funds (with a total of 104 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	Funds in this SAI*	Fund Complex
Elizabeth Ballantine	$16,801	$204,000
Leroy Barnes	17,683	214,750
Craig Damos	18,340	222,750
Mark A. Grimmett	20,093	244,125
Fritz Hirsch	18,616	226,125
Tao Huang	17,482	212,375
William C. Kimball	17,334	210,500
Karen ("Karrie") McMillan**	0	0
Daniel Pavelich	19,374	235,375

*
Some of the Funds in this SAI have not completed a full fiscal year of operation. The Capital Securities Fund has not completed a full fiscal year of operation. The Credit Opportunities Explorer, Dynamic High Yield Explorer, International Small Company, Origin Emerging Markets, Real Estate Allocation, and Real Estate Debt Income Funds are new since August 31, 2013.

**	Director’s appointment effective September 10, 2014.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is 655 9th Street, Des Moines, IA 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.
Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, Principal pays each Sub-Advisor a fee (except on the Capital Securities and Real Estate Allocation Funds).

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Sub-Advisor:
AQR Capital Management, LLC ("AQR") is a Delaware limited liability company formed in 1998. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. (“AQR LP”) which has no activities other than holding the interests of AQR Holdings. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR indirectly through his significant ownership of AQR LP.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”) is a wholly owned subsidiary of BlackRock Holdco 2, Inc., which is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates manage investment company and other portfolio assets.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:
Brookfield Investment Management Inc. ("Brookfield") is a wholly-owned subsidiary of Brookfield Asset Management Inc., a global asset manager that focuses on property, renewable power, and infrastructure assets.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Cliffwater LLC (“Cliffwater”), is a Delaware limited liability company. Stephen Nesbitt and Kathleen Barchick each own more than 25% of the voting securities of Cliffwater.

Fund(s):	Global Multi-Strategy

Sub-Advisor:
CNH Partners, LLC (“CNH”) is a Delaware limited liability company which was created in 2001 as a joint venture by AQR Capital Management, LLC and RAIM Corp. (“RAIM”). AQR and RAIM each own 50% of CNH. RAIM was formed by Mark Mitchell and Todd Pulvino and has no business activities other than owning CNH.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:
Credit Suisse Asset Management, LLC ("Credit Suisse") is part of the asset management business of Credit Suisse Group AG. Credit Suisse Group AG provides its clients with investment banking, private banking, and asset management services worldwide.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group.

Fund(s):	Small-MidCap Dividend Income

Sub-Advisor:	Finisterre Capital LLP (“Finisterre”) is an indirect subsidiary of Principal Life Insurance Company, an affiliate of Principal and a member of the Principal Financial Group.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:	Graham Capital Management, L.P. ("Graham") is majority-owned by KGT Investment Partners, LLC, which is ultimately owned by Graham’s founder, Kenneth Tropin, and members of Mr. Tropin’s family.

Fund(s):	a portion of the assets of the Global Multi-Strategy Fund.

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Sub-Advisor:
Jennison Associates LLC ("Jennison") is a Delaware single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Prudential Financial, Inc. directly and indirectly through its numerous affiliates, engages in many different financial and other activities.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is an indirect subsidiary of Natixis Global Asset Management, L.P. which is a subsidiary of Natixis Global Asset Management (“NGAM”), an international asset management group based in Paris, France.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:
Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") is a California corporation wholly-owned by its working principals. Thomas D. Stevens, Chairman and President, and Hal W. Reynolds, Chief Investment Officer, hold the controlling equity interest in the firm.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”) is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

Fund(s):	Bond Market Index

Sub-Advisor:	Origin Asset Management LLP (“Origin”) is an indirect majority-owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	Origin Emerging Markets

Sub-Advisor:	Pictet Asset Management SA (“Pictet”) is the asset management arm of the Pictet Group which is owned by eight managing partners.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	Blue Chip, Credit Opportunities Explorer, Dynamic High Yield Explorer, Global Opportunities, International Equity Index, International Small Company, and Opportunistic Municipal

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI") is an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	Real Estate Allocation, Real Estate Debt Income and a portion of the assets of Diversified Real Asset

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group.

Fund(s):	Capital Securities and Preferred Securities

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Sub-Advisor:
Symphony Asset Management LLC ("Symphony") is an indirect subsidiary of Nuveen Investments, Inc., a global investment services firm. Nuveen Investments, Inc. is an indirect subsidiary of Teachers Insurance and Annuity Association of America, a national financial services organization.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:
Tortoise Capital Advisors, L.L.C. ("Tortoise"), is wholly-owned by Tortoise Holdings, LLC. Montage Investments, LLC (“Montage”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC. Montage is wholly-owned by Mariner Holdings, LLC, a global financial services firm with affiliates focused on wealth and asset management. The remaining interests in Tortoise Holdings, LLC are held by certain Tortoise employees, including all managing directors.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Wellington Management Company LLP (“Wellington Management”) is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:
York Registered Holdings, L.P. (“York”) is controlled by its sole general partner, York Capital Management Global Advisors, LLC (“YGA”). James G. Dinan, founder, is the Chairman, CEO and controlling person of YGA. Mr. Dinan and various other individual partners of the firm collectively own the majority equity interest in YGA and its affiliates.

Fund(s):	a portion of the assets of Global Multi-Strategy

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.
Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, and PFD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Fund's Board of Directors reviews reports at least annually regarding the operation of the Code of Ethics of the Fund, Principal, PFD, and each of the Sub-Advisors. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

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Management Agreement
For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates. The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

Net Asset Value of Fund
Fund	All Assets
Bond Market Index	0.25%
Capital Securities	0.00%	(1)
International Equity Index	0.25%
Real Estate Allocation	0.00%

(1)
The table reflects that Principal Management Corporation ("Principal"), the investment advisor, is absorbing all expenses of the Fund. You should be aware, however, that the Fund is an integral part of "wrap-fee" programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Fund. Participants in these programs pay a “wrap” fee to the wrap-free program's sponsor ("Sponsor").  You should read carefully the wrap-fee brochure provided to you by your Sponsor or your financial advisor. The brochure is required to include information about the fees charged to you by the Sponsor and the fees the Sponsor pays to your financial advisor.

Net Asset Value of Fund
Fund	First $500 Million	Next $500 Million	Next $500 Million	Assets Over $1.5 Billion
Blue Chip	0.70%	0.68%	0.66%	0.65%
Credit Opportunities Explorer	0.60%	0.58%	0.56%	0.55%
Dynamic High Yield Explorer	0.65%	0.63%	0.61%	0.60%
Global Multi-Strategy	1.60%	1.58%	1.56%	1.55%
Global Opportunities	0.85%	0.83%	0.81%	0.80%
International Small Company	1.05%	1.03%	1.01%	1.00%
Opportunistic Municipal	0.50%	0.48%	0.46%	0.45%
Origin Emerging Markets	1.20%	1.18%	1.16%	1.15%
Real Estate Debt Income	0.55%	0.53%	0.51%	0.50%
Small-MidCap Dividend Income	0.80%	0.78%	0.76%	0.75%

Net Asset Value of Fund
Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Over $3 Billion
Preferred Securities	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%
Diversified Real Asset	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Accounting services customarily required by investment companies are provided to each Fund by Principal, under the terms of the Management Agreement. Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6 and S shares, including qualifying shares of the Fund for sale in states and other jurisdictions. Principal is also responsible for providing certain shareholder and administrative services to the R-1, R-2, R-3, R-4 and R-5 share classes pursuant to a Service Agreement and an Administrative Services Agreement.

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Principal has contractually agreed to limit the Fund's expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by Principal are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6	Expiration
Blue Chip	1.35%	2.10%	N/A	0.75%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Bond Market Index	N/A	N/A	0.78%	0.23%	1.11%	0.98%	0.80%	0.61%	0.49%	N/A	12/30/2015
Credit Opportunities Explorer	1.10%	N/A	N/A	0.70%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Diversified Real Asset	1.25%	2.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.88%	12/30/2015
Dynamic High Yield Explorer	1.10%	N/A	N/A	0.75%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Global Multi-Strategy	2.00%	2.75%	N/A	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Global Opportunities	1.50%	2.25%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
International Equity Index	N/A	N/A	N/A	0.35%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
International Small Company	1.60%	N/A	N/A	1.20%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Opportunistic Municipal	0.90%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Origin Emerging Markets	1.75%	N/A	N/A	1.35%	N/A	N/A	N/A	N/A	N/A	1.26%	12/30/2015
Real Estate Allocation	0.50%	N/A	N/A	0.15%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Real Estate Debt Income	1.00%	N/A	N/A	0.70%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
Small-MidCap Dividend Income	N/A	2.15%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2015
In addition, Principal has contractually agreed to limit the expenses identified as “Other Expenses” related to certain share classes of certain of the Funds by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) at or below certain limits. The Other Expenses limits and the agreement terms are as follows:

Contractual Limits on Other Expenses
Fund	P	Expiration
Blue Chip	0.20%	12/30/2015
Diversified Real Asset	0.20%	12/30/2015
Global Multi-Strategy	0.20%	12/30/2015
Global Opportunities	0.20%	12/30/2015
International Small Company	0.20%	12/30/2015
Opportunistic Municipal	0.20%	12/30/2015
Preferred Securities	0.20%	12/30/2015
Small-MidCap Dividend Income	0.20%	12/30/2015
In addition, for the Capital Securities Fund, Principal has contractually agreed to limit the Fund's expenses attributable to Class S shares by paying expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00%. It is expected that the expense limit will continue permanently; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit.
Principal has contractually agreed to limit certain of the Funds' management fees. The expense limit will reduce the Fund's Management Fees by the amounts listed below:

Contractual Fee Waivers
Fund	Waiver	Expiration
Bond Market Index Fund	0.03%	12/30/2015

52

Fees paid for investment management services during the periods indicated were as follows:

Management and Investment Advisory Fees for Periods Ended August 31 (amounts in thousands)
Fund	2014		2013		2012
Blue Chip	$2,756		$140		8	(1)
Bond Market Index	3,674		4,214		$3,458
Diversified Real Asset	18,476		12,964		8,512
Global Multi-Strategy	21,715		10,515		5189	(2)
Global Opportunities	10,689		3,525	(3)
International Equity Index	1,542		1,816		1,590
International Small Company Fund	17	(4)
Opportunistic Municipal	113		107		16
Preferred Securities	31,939		35,594		25,980	(5)
Small-MidCap Dividend Income	7,051		3,099		2010

(1)	Period from June 13, 2012, date operations commenced, through August 31, 2012.
(2)	Period from October 24, 2011, date operations commenced, through August 31, 2012.
(3)	Period from December 28, 2012, date operations commenced, through August 31, 2013.
(4)	Period from June 11, 2014, date operations commenced, through August 31, 2014.
(5)	Period from June 13, 2012, date operations commenced, through August 31, 2012.
Sub-Advisory Agreements for the Funds
Funds for which Edge Asset Management, Inc. ("Edge") serves as Sub-Advisor. Edge is Sub-Advisor for the Fund identified in the table below. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for the fund included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Sub-Advisor provides investment advisory services and which have the same investment mandate (e.g. Small-MidCap Dividend Income) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $150 million	Over $250 million
Small-MidCap Dividend Income	0.35%	0.28%	0.22%
Funds for which Finisterre Capital LLP ("Finisterre") serves as Sub-Advisor. Finisterre is a Sub-Advisor for the Fund identified in the table below. Principal pays Finisterre a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for the fund included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Finisterre provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

	Net Asset Value of Fund
Fund	First $100 million	Assets Over $100 million
Global Multi-Strategy	0.85%	0.65%

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Funds for which Origin Asset Management, LLP (“Origin”) serves as Sub-Advisor. Origin is Sub-Advisor for the Fund identified in the table below. Principal pays Origin a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for the fund included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Origin provides investment advisory services and which have the same investment mandate (e.g., emerging market securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

Net Asset Value of Fund
Fund	All Assets
Origin Emerging Markets	0.50%
Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. PGI is Sub-Advisor for each Fund identified in the tables below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

Net Asset Value of Fund
Fund	All Assets
Credit Opportunities Explorer	0.2100%
Dynamic High Yield Explorer	0.2643%
International Small Company	0.4895%
Opportunistic Municipal	0.1500%

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
Blue Chip	0.25%	0.15%
Global Opportunities	0.34%	0.27%
International Equity Index	0.05%	0.03%
Funds for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is Sub-Advisor for each Fund identified in the tables below. Principal pays Principal-REI a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for the funds included in the tables below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal-REI provides investment advisory services and which have the same investment mandate (e.g., global real estate) as the fund for which the fee is calculated, will be combined with the assets of the funds to arrive at net assets.

	Net Asset Value of Fund
Fund	First $1 billion	Next $500 million	Over $1.5 billion
Diversified Real Asset (REIT portion)	0.54%	0.48%	0.44%

Net Asset Value of Fund
Fund	All Assets
Real Estate Allocation	0.00%

	Net Asset Value of Fund
Fund	First $200 million	Over $200 million
Real Estate Debt Income	0.25%	0.20%
Funds for which Spectrum Asset Management, Inc. (“Spectrum”) serves as Sub-Advisor. Spectrum is Sub-Advisor for each Fund identified in the table below. Principal pays Spectrum a fee, calculated and paid monthly, at an annual rate as shown below.
In calculating the fee for funds included in the tables below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Spectrum provides investment advisory services and which have the same investment mandate (e.g., preferred

54

securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets. The assets of the Capital Securities Fund will not be combined with assets of other series for purposes of calculating the fee.

	Net Asset Value of Fund
Fund	First $100 million	Next $150 million	Over $250 million
Preferred Securities	0.3427%	0.2937%	0.1958%

Net Asset Value of Fund
Fund	All Assets
Capital Securities	0.00% (1)

(1)
This sub-advisory fee schedule recognizes that the Wrap Fee Adviser will receive a fee through the wrap fee program that takes into account the value of any shares of the Fund held by Eligible Wrap Accounts.

Funds with Other Sub-Advisors
In calculating the fee for each Fund, each Sub-Advisor, except Loomis Sayles, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $300 million	Next $500 million	Over $1 billion
Bond Market Index (Mellon Capital)	0.08%	0.06%	0.05%	0.04%

Net Asset Value of Fund
Fund	All Net Assets
Diversified Real Asset (inflation-indexed bonds portion) (BlackRock)	0.08%

	Net Asset Value of Fund
Fund	First $150 million	Next $150 million	Over $300 million
Diversified Real Asset	0.45%	0.40%	0.35%
(global infrastructure portion) (Brookfield)

	Net Asset Value of Fund
Fund	First $50 million	Next $100 million	Over $150 million
Diversified Real Asset	0.40%	0.35%	0.30%
(commodity index-linked notes portion) (Credit Suisse)

	Net Asset Value of Fund
Fund	First $100 million	Over $100 million*
Diversified Real Asset	0.55%	0.50%
(natural resources portion) (Jennison)
* During any period when the Fund's Average Daily Net Assets equal or exceed $100 million, Jennison's fee as a percentage of average daily net assets shall be 0.50% on all assets.

	Net Asset Value of Fund
Fund	First $150 million	Over $150 million
Diversified Real Asset (global agribusiness) (Pictet)	0.45%	0.40%

55

	Net Asset Value of Fund
Fund	First $200 million	Over $200 million
Diversified Real Asset (global timber) (Pictet)	0.50%	0.45%

	Net Asset Value of Fund
Fund	First $300 million	Over $300 million
Diversified Real Asset (floating rate debt portion) (Symphony)	0.40%	0.30%

	Net Asset Value of Fund
Fund	First $25 million	Next $25 million	Next $25 million	Next $25 million*	Assets of $100 million or more**
Diversified Real Asset (MLP portion) (Tortoise)	1.00%	0.85%	0.75%	0.75%	0.625%
* During any period when the Fund’s Average Daily Net Assets equal or exceed $75 million, but are less than $100 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.75% on all assets.

** During any period when the Fund’s Average Daily Net Assets equal or exceed $100 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.625% on all assets.

	Net Asset Value of Fund
Fund	First $250 million	Over $250 million
Global Multi-Strategy (AQR & CNH)	1.00%	0.95%

	Net Asset Value of Fund
Fund	First $500 million	Next $500 million	Next $1 billion	Next $3 billion	Assets Over $5 billion
Global Multi-Strategy (Cliffwater)	0.25%	0.20%	0.15%	0.10%	0.05%

	Net Asset Value of Fund
Fund	First $125 million	Next $125 million*	Over $250 million**
Global Multi-Strategy (Graham)	0.90%	0.85%	0.83%
* During any period when the Fund’s Average Daily Net Assets equal or exceed $125 million, but are less than $250 million, Graham’s fee as a percentage of average daily net assets shall be 0.85% on all assets.

** During any period when the Fund’s Average Daily Net Assets equal or exceed $250 million, Graham’s fee as a percentage of average daily net assets shall be 0.83% on all assets.

	Net Asset Value of Fund
Fund	First $250 million	Over $250 million
Global Multi-Strategy (Los Angeles Capital)	1.00%	0.90%

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
Global Multi-Strategy (Loomis Sayles)	0.40%	0.37%

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
Global Multi-Strategy (Wellington Management)	0.75%	0.65%

Net Asset Value of Fund
Fund	All Assets
Global Multi-Strategy (York)	1.00%

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Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees for Periods Ended August 31
Fund	2014		2013		2012

Blue Chip	$954,181		$33,949		$1,695	(1)
Bond Market Index	642,690		799,302		729,087
Diversified Real Asset	8,552,014		5,783,765		3,627,532
Global Multi-Strategy	13,267,348		5,905,802		2,992,103	(2)
Global Opportunities	3,774,831		1,193,182	(3)
International Equity Index	280,865		319,020		288,136
International Small Company	8,987	(4)
Opportunistic Municipal	33,842		31,773		2,996	(5)
Preferred Securities	9,215,010		10,190,377		7,360,508
Small-MidCap Dividend Income	2,120,282		1,052,524		757,841

(1)	The Blue Chip Fund commenced operations on June 13, 2012.
(2)	The Global Multi-Strategy Fund commenced operations on October 14, 2011.
(3)	The Global Opportunities Fund commenced operations on December 28, 2012.
(4)	The International Small Company Fund commenced operations on June 11, 2014.
(5)	The Opportunistic Municipal Fund commenced operations on June 13, 2012.

Underwriting Fees for Periods Ended August 31 (amounts in thousands)
Fund	2014		2013		2012

Blue Chip Fund	$60		$—		$—	(1)
Bond Market Index	1		3		4
Diversified Real Asset	64		84		118
Global Multi-Strategy	70		46		24	(2)
Global Opportunities Fund	15		—	(3)	—
International Small Company	1	(4)	—		—
Opportunistic Municipal	15		15		1	(5)
Preferred Securities	384		837		820
Small-MidCap Dividend Income	352		123		41

(1) The Blue Chip Fund commenced operations on June 13, 2012.
(2) The Global Multi-Strategy Fund commenced operations on October 14, 2011.
(3) The Global Opportunities Fund commenced operations on December 28, 2012.
(4) The International Small Company Fund commenced operations on June 11, 2014.
(5) The Opportunistic Municipal Fund commenced operations on June 13, 2012.
Custodian
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.
INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations the Fund will reimburse Principal or its affiliates for making such payments; in others the Fund may make such payments directly to intermediaries.

57

For Classes R-1, R-2, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the prospectus as Other Expenses. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary.
In addition, Principal or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
The amounts paid to intermediaries may vary, and may vary by share class and by fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.
The payments described above are not made for Class R-6 or Class S shares.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.
As of December 19, 2014, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees and Expense Reimbursement) include, but are not necessarily limited to, the following:

401(k) Advisors, Inc.	Merrill Lynch
ACS HR Solutions LLC	Meridien Financial Group Inc.
Access Financial Group, Inc.	Mesirow Financial Inc.
ADP Retirement Services	MetLife Securities, Inc.
AFA Financial Group LLC	MHA Insurance Agency Inc.
AIG Advisor Group	MidAtlantic Capital Corporation
AIG SunAmerica Life	Middlegate Securities LTD
American Century Investments	MML Investors Services Inc.
American General Life Insurance	Morgan Keegan & Co.
American Investors Co	Morgan Stanley

58

American Portfolios Financial Services	MSCS Financial Services
Ameriprise Financial Services	Multi-Financial Securities Corp.
Ameritas Investments Corp	Mutual Securities, Inc.
ASAE Services, Inc.	Mutual Service Corporation
Ascensus	National Financial Services
AssetMark Trust Company	National Planning Corp.
AXA Advisors, LLC	National Planning Holdings
Bedminster Financial Group Ltd.	Nationwide Investment Services Corp
Benefit Plan Administrators	NBC Securities Inc.
Benefit Solutions	New England Securities
Blue Prairie Group	New York Life
Cadaret, Grant & Company, Inc	New York State Deferred Compensation Plan
Cambridge Investment Research Inc.	Newport Group, The
Cammack Larhette Brokerage Inc.	Newport Retirement Plan Services
Cantella & Co. Inc.	Next Financial Group
Capital Investment Brokerage, Inc.	NFP Adivsor Services, LLC
Capital Management Services, Inc.	NFP Securities, Inc.
CBIZ Financial Solutions, Inc.	NGC Financial, LLC
Centaurus Financial Inc.	NHA Insurance Agency, Inc.
CEROS Financial Services, Inc.	Northwestern Mutual Investment Services
Cetera Advisor Networks LLC	NRP Financial, Inc.
Cetera Advisors LLC	NYLife Distributors LLC
Cetera Financial Group	OneAmerica Securities, Inc.
Cetera Financial Specialists LLC	Ogilvie Security Advisors Corp.
Cetera Investment Services LLC	Packerland Brokerage Services, Inc.
Charles Schwab & Co.	Park Avenue Securities
Charles Schwab Trust Company	Pershing
Chase Investment Services Corp.	Plan Administrators, Inc.
Citibank, Inc.	Plexus Financial Services, LLC
Citigroup Global Markets Inc.	PRIMEVEST Financial Services, Inc.
Colony Park Financial Services, Inc.	Principal Life Insurance Company
Comerica Retirement Services	Princor Financial Services Corp
Comerica Securities Inc.	ProEquities, Inc.
Commonwealth Financial Network	Prudential Investment Management Services
Comprehensive Asset Management and Servicing Inc.	Prudential Retirement Services
Compusys (Texas)	Putnam Investors Services
Cornerstone Wealth Management	Quest Capital Strategies Inc.
CPI Qualified Consultants	Questar Capital Corporation
CV Brokerage Inc.	Raymond James & Associates, Inc.
D.A. Davidson & Co.	Raymond James Financial Services, Inc.
Daily Access Corporation	RBC Capital Markets Corp.
Digital Retirement Solutions	Reliance Trust Company
Edward Jones	Robert W. Baird & Co.
Elliott Davis Brokerage Services LLC	RolloverSystems, LLC
ePlan Services, Inc.	Royal Alliance Associates, Inc.
Equity Services Inc.	Royal Securities Co.
Evolve Securities Inc.	SagePoint Financial, Inc.
Executive Wealth Management	Scott & Stringfellow Inc.
Expert Plan	Scottrade
Farmers Financial Solutions	Searle & Co.
Federated Securities, Inc.	Securian Financial Services
Fidelity Brokerage Services	Securities America, Inc.
Fidelity Investment Institutional Operations Co.	Securities Service Network, Inc.
Financial Data Services	Security Benefit
Financial Network Investment Corp.	Sentinel Securities Inc.
Financial Telesis Inc.	Sigma Financial Corp
Fintrust Brokerage Services LLC	Signator Investors, Inc.,
First Allied Securities	SII Investments, Inc.

59

First Clearing LLC	Soltis Investment Advisors, Inc.
First Heartland Capital Inc.	Southeast Investments N.C., Inc.
Foothill Securities, Inc	Southwest Securities
Fortune Securities Inc.	Standard Insurance Company
FSC Securities Corporation	Standard Retirement Services
G.A. Repple & Company	Stifel Nicolaus & Company, Inc.
Genesis Employee Benefit	Stock Yards Bank & Trust Company
Geneos Wealth Management, Inc.	Summit Brokerage Services, Inc.
Genworth Financial Securities Corp.	Sunset Financial Services Inc.
Girard Securities, Inc	Support Services Financial Advisors Inc.
Great-West Financial Retirement Plan Services, LLC	Symetra Investment Services Inc.
GWFS Equities, Inc.	T. Rowe Price Retirement Plan Services
H Beck Inc.	TD Ameritrade Inc.
Harbor Financial Services LLC	TD Ameritrade Trust Company
Hartford Securities	Ten Capital Investment Advisors
Hewitt Financial Services, LLC	TIAA-CREF
HighTower Securities, LLC	Transamerica Financial Advisors, Inc.
Huntington Investment Company, The	Triad Advisors, Inc.
ICMA-Retirement Corp.	Truenorth Securities Inc.
ING Financial Partners Inc.	Trust Company of America
Intersecurities Inc.	TruSource
Invest Financial Corp.	Trustcore Investments Inc.
Investacorp Inc.	UBS Financial Services, Inc.
Investment Center, The	United Planners Financial Services of America
Investment Centers of America, Inc.	US Bancorp Investments
Janney Montgomery Scott	USA Financial Securities Corp.
JJB Hilliard WL Lyons, Inc.	USI Securities Inc.
JP Morgan Chase, NA	UVEST Financial Services
JP Morgan Clearing	VALIC Retirement Services Company
J.P. Morgan Securities, Inc.	Valmark Securities Inc.
KMS Financial Services Inc.	Vanguard Brokerage Services
Leaders Group, Inc., The	Vanguard Group, The
Leumi Investment Services Inc.	Voya Financial Advisors, Inc.
Lincoln Financial Advisors	Voya Institutional Plan Services, LLC
Lincoln Financial Securities	VSR Financial Services, Inc.
Lincoln Investment Planning	Wayne Hummer Investments LLC
Lincoln Retirement Services Co.	Wells Fargo Advisors
Lockton Financial Advisors LLC	Wells Fargo Bank, N.A.
LPL Financial Corp. - UVEST	Wilmington Trust
LPL Financial Corporation	Wilmington Trust Retirement & Institutional Services
M Holdings Securities Inc.	Woodbury Financial Services
Massachusetts Mutual	Xerox (ACS) HR Solutions
Mercer HR Services	Young, Stovall & Co.
To obtain a current list of such firms, call 1-800-222-5852.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by Principal, or by the Fund's Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of Principal and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction,

60

b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor’s overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended August 31, 2014 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid

Blue Chip	$59,412,790	$10,445
Diversified Real Asset	172,108,167	137,537
Global Multi Strategy	1,050,563,976	395,540
Global Opportunities	861,759,281	482,433
International Equity Index	20,544,078	3,168
International Small Company	387,811	347
Small-MidCap Dividend Income	761,045,001	950,378
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit a Fund's Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.

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Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds may participate in a program through a relationship with Russell Implementation Services, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended August 31
Fund	2014		2013		2012

Blue Chip	$191,736		$42,007		$2,401	(1)
Bond Market Index	17		0		0
Capital Securities	0	(2)
Diversified Real Asset	1,257,924		836,262		858,129
Global Multi-Strategy	1,089,764		692,129		388,588	(3)
Global Opportunities	2,723,625		2,008,144	(4)
International Equity Index	219,205		335,975		320,757
International Small Company	7,875	(5)
Opportunistic Municipal	640		616		405	(1)
Preferred Securities	193,912		342,470		256,660
Small Mid-Cap Dividend Income	1,047,772		499,660		222,461

(1)	Period from June 13, 2012, date operations commenced, through August 31, 2012
(2)	Period from March 14, 2014, date operations commenced, through August 31, 2014
(3)	Period from October 24, 2011, date operations commenced, through August 31, 2012
(4)	Period from December 28, 2012, date operations commenced, through August 31, 2013
(5)	Period from June 11, 2014, date operations commenced, through August 31, 2014
The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with Principal or its Sub-Advisors for the fiscal years ended August 31 as follows:

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Blue Chip
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	14,554	7.59%	11.65%
	Credit Suisse Asset Management , LLC	Credit Suisse, Inc.	1,579	0.82%	1.00%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	604	0.31%	1.17%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,765	0.92%	0.88%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	2,755	1.44%	0.68%
	Baird Investment Management	Robert W. Baird & Co.	982	0.51%	0.41%
	Alliance Bernstein L.P.	Sanford C. Bernstein & Co., LLC	6,817	3.56%	3.23%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	7,450	3.89%	2.55%
Total			36,507	19.04%	21.57%

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Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified Real Asset
	American Century Investment Management, Inc.	CIBC World Markets Corp	61	0.00%	0.01%
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	2,327	0.18%	0.20%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	50,525	4.02%	3.79%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	284	0.02%	0.04%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	59,233	4.71%	3.77%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,649	0.13%	0.17%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	64,466	5.12%	9.68%
	Pictet Asset Management SA	Pictet Overseas Inc.	7,789	0.62%	0.33%
	Baird Investment Management	Robert W. Baird & Co.	4,215	0.34%	0.23%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,269	0.18%	0.14%
Total			192,817	15.33%	18.36%
Global Multi-Strategy
	American Century Investment Management, Inc.	CIBC World Markets Corp	1,296	0.12%	0.02%
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	3,062	0.28%	0.17%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	41,718	3.83%	3.52%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	431	0.04%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	66,011	6.06%	9.99%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,076	0.10%	0.05%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	48,294	4.43%	9.09%
	Baird Investment Management	Robert W. Baird & Co.	4,807	0.44%	0.19%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	14,607	1.34%	1.14%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	1,452	0.13%	0.08%
Total			182,754	16.77%	24.25%
Global Opportunities
	American Century Investment Management, Inc.	CIBC World Markets Corp	11,184	0.41%	0.63%
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	150,513	5.53%	12.50%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	169,514	6.22%	6.71%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	3,713	0.14%	0.55%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	101,851	3.74%	3.91%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	164,041	6.02%	5.55%
	Baird Investment Management	Robert W. Baird & Co.	1,336	0.05%	0.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	17,811	0.65%	1.77%
Total			619,962	22.76%	31.73%
International Equity Index
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	6,123	2.79%	2.65%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	66,527	30.35%	29.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	86	0.04%	0.02%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	25,345	11.56%	10.99%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,930	1.79%	1.71%
Total			102,010	46.54%	44.38%
International Small Company
	American Century Investment Management, Inc.	CIBC World Markets Corp	1,205	15.30%	9.88%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	90	1.15%	0.97%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	38	0.49%	0.44%

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Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	262	3.32%	2.65%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	14	0.18%	0.31%
Total			1,609	20.43%	14.25%
Preferred Securities
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management	193,912	100.00%	100.00%
Total			193,912	100.00%	100.00%
Small-MidCap Dividend Income
	American Century Investment Management, Inc.	CIBC World Markets Corp	16,945	1.62%	0.41%
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	105,183	10.04%	11.34%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	407	0.04%	0.04%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	68,616	6.55%	4.69%
	Baird Investment Management	Robert W. Baird & Co.	33,370	3.18%	3.45%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	17,316	1.65%	0.79%
Total			241,837	23.08%	20.74%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Blue Chip
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	661	1.57%	1.19%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	120	0.29%	0.04%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	40	0.10%	0.16%
	Goldman Sachs Asset Management LP	Goldman Sachs & Co.	468	1.11%	1.27%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	455	1.08%	0.74%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	213	0.51%	0.35%
Total			1,957	4.66%	3.75%
Diversified Real Asset
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	8,846	1.06%	1.48%
	American Century Investment Management, Inc.	CIBC World Markets Corp	1,324	0.16%	0.05%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	42,905	5.13%	4.56%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	256	0.03%	0.11%
	Goldman Sachs Asset Management LP	Goldman Sachs & Co.	19,373	2.32%	4.81%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	520	0.06%	0.04%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	49,567	5.93%	3.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,301	0.28%	0.31%
Total			125,092	14.97%	15.17%
Global Multi-Strategy
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	2,981	0.43%	0.35%
	American Century Investment Management, Inc.	CIBC World Markets Corp	340	0.05%	0.02%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	16,976	2.45%	1.67%
	Goldman Sachs Asset Management LP	Goldman Sachs & Co.	37,520	5.42%	5.29%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,238	0.18%	0.08%

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Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	20,269	2.93%	9.84%
	Vaughan Nelson Investment Management	Natixis Securities Americas, LLC	123	0.02%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,733	1.55%	1.07%
Total			90,180	13.03%	18.33%
Global Opportunities
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	43,026	2.14%	3.90%
	American Century Investment Management, Inc.	CIBC World Markets Corp	8,210	0.41%	0.54%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	184,854	9.21%	9.94%
	Goldman Sachs Asset Management LP	Goldman Sachs & Co.	147,088	7.32%	4.82%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	126,109	6.28%	4.35%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	39,841	1.98%	3.75%
Total			549,128	27.34%	27.30%
International Equity Index
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	3,351	1.00%	0.90%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	47,697	14.20%	13.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	52,670	15.68%	15.60%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	830	0.25%	0.17%
Total			104,548	31.13%	30.09%
Preferred Securities
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	342,470	100.00%	100.00%
Total			342,470	100.00%	100.00%
Small-MidCap Dividend Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	60,323	12.07%	19.21%
	American Century Investment Management, Inc.	CIBC World Markets Corp	17,519	3.51%	1.17%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	101	0.02%	0.04%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	7,021	1.41%	1.58%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	29,185	5.84%	3.97%
Total			114,149	22.85%	25.97%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Blue Chip
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	13	0.54%	0.73%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7	0.29%	0.32%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	4	0.15%	0.20%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,841	76.70%	87.76%
Total			1,865	77.68%	89.01%
Diversified Real Asset
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	22,159	2.58%	2.87%
	American Century Investment Management, Inc.	CIBC World Markets Corp	1,588	0.19%	0.03%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	43,825	5.11%	4.97%

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Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1,043	0.12%	0.43%
	Goldman Sachs Asset Management LP	Goldman Sachs & Co.	15,189	1.77%	1.85%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	54	0.01%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	34,741	4.05%	3.21%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,396	0.40%	0.38%
Total			121,995	14.23%	13.75%
Global Multi-Strategy
	American Century Investment Management, Inc.	Canadian Imperial Bank of Commerce	54	0.01%	0.05%
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	444	0.11%	0.06%
	American Century Investment Management, Inc.	CIBC World Markets Corp	181	0.05%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,982	2.83%	0.99%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	227	0.06%	0.02%
	Goldman Sachs Asset Management LP	Goldman Sachs & Co.	17,603	4.53%	3.57%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	96	0.02%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	12,900	3.32%	16.46%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,938	1.27%	1.00%
Total			47,425	12.20%	22.16%
International Equity Index
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	7,038	2.19%	1.81%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	20,757	6.47%	6.97%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	19,383	6.04%	7.22%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,212	1.00%	0.62%
Total			50,390	15.70%	16.62%
Preferred Securities
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	256,660	100.00%	100.00%
Total			256,660	100.00%	100.00%
Small-MidCap Dividend Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	8,178	3.68%	3.12%
	American Century Investment Management, Inc.	CIBC World Markets Corp	14,553	6.54%	2.22%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	2,620	1.18%	1.75%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	13,784	6.20%	5.55%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	6,649	2.99%	2.40%
Total			45,784	20.59%	15.04%

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Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker's execution.
The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended August 31, 2014.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers

Blue Chip Fund	Goldman Sachs Group Inc	396
Bond Market Index Fund	Bank of America	5,997
	Bank of New York Mellon Corp	903
	Citigroup Inc	5,212
	Deutsche Bank AG	806
	Goldman Sachs Group Inc	257,455
	Morgan Stanley	6,812
	Nomura Holdings Inc.	402
	UBS AG	3,181
Capital Securities Fund	Goldman Sachs Group Inc	1,032
	Morgan Stanley	1,526
	UBS AG	1,305
Diversified Real Asset Fund	Deutsche Bank AG	15,013
	Nomura Holdings Inc.	3,735
	UBS AG	17,985
Global Multi-Strategy Fund	Bank of America	7,130
	Bank of New York Mellon Corp	6,937
	Citigroup Inc	6,372
	Deutsche Bank AG	60,755
	Goldman Sachs Group Inc	1,826
	Morgan Stanley	7,398
	UBS AG	(412)
Global Opportunities Fund	Morgan Stanley	11,935
International Equity Index Fund	Deutsche Bank AG	2,551
	Morgan Stanley	7,393
	Nomura Holdings Inc.	1,378
	UBS AG	3,534
International Small Company Fund	Goldman Sachs Group Inc	139
Preferred Securities Fund	Bank of America	30,109
	Bank of New York Mellon Corp	3,808
	Citigroup Inc	34,821
	Deutsche Bank AG	83,464
	Goldman Sachs Group Inc	61,486
	Morgan Stanley	60,427
Allocation of Trades
By the Manager ("Principal"). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors ("PGI") and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms' trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

67

If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Principal provides investment advice to the Principal LifeTime Funds, and PGI assists Principal in managing the Principal LifeTime Funds. Principal provides investment advice for other funds of funds, too (for example the Principal LifeTime Hybrid Funds). Conflicts may arise in connection with the services Principal provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Principal also provides investment advisory services to Funds that have multiple investment advisers (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund's portfolio to be allocated to an adviser. Conflicts may arise in connection with the services Principal and PGI provide to the Principal LifeTime Funds, in connection with the services Principal provides to other funds of funds and Multi-Managed Funds, for the following reasons:

•
Principal serves as the investment adviser to the underlying mutual funds in which the funds of funds invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which Principal LifeTime Funds may invest. This raises a potential conflict because Principal's or an affiliated company's profit margin may vary depending upon the underlying fund in which the funds of funds invest;

•
Principal or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Fund. This raises a potential conflict because Principal's or an affiliated investment adviser's profit margin may vary depending on the extent to which a Multi-Managed Fund's assets are managed by Principal or allocated to an affiliated adviser.

•
A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, Principal and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. Principal and the sub-advisor may face a conflict of interest in making its determination.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and /or PGI does the following:

•
Maintains a documented, systematic methodology for determining into which mutual funds the Principal LifeTime Funds and other funds of funds invest that does not give undue consideration to the impact to Principal, PGI, or affiliates.

•
Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Fund to be allocated to a sub-adviser that does not give undue consideration to the impact to Principal or its affiliates;

•
Reminds its investment personnel who provide services to the Principal LifeTime Funds, other funds of funds, or Multi-Managed Funds of Principal's inherent conflicts of interest, and Principal's duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

•
Principal's Investment Oversight and Risk Committee monitors the services provided to the Principal LifeTime Funds, other funds of funds, and Multi-Managed Funds to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal's duties of loyalty and care as a fiduciary.

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By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Fund's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM (Strategic Asset Management) Portfolios. Edge or an affiliate of Edge also serves as Sub-Advisor to some of the funds underlying the SAM Portfolios. Edge may, therefore, face conflicts of interest in fulfilling its responsibilities to the SAM Portfolios and underlying funds because Edge's profit margin may vary depending on the underlying funds in which the SAM Portfolios invest. Principal and Edge are committed to minimizing the potential conflict of interest.
PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other share classes of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."
All income dividend and capital gains distributions, if any, on a Fund's Class S shares are paid out in cash. All income dividends and capital gains distributions, if any, on a Fund's Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Classes A, C, J, and P shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors.
For information related to Class S shares, see the section in this SAI entitled "Multiple Class Structure."
Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares."

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The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
For information related to Class S shares, see the section in this SAI entitled "Multiple Class Structure."
Exchanges Between Classes of Shares
Class S shares of the Capital Securities Fund are not subject to exchange.
Through your financial intermediary, in certain limited circumstances, you may become eligible to exchange shares of a Fund you own for shares of a different class of the same Fund, if you become eligible to purchase shares of such different class of the same Fund through your account with your financial intermediary. The following shows the permitted exchanges, subject to the conditions described herein:

Exchange From	Exchange To
Class A	Class P, Institutional
Class C	Class A, P, Institutional
Class P	Class A, C, Institutional
Class Institutional	Class A, C, P, R-6
Such same Fund exchanges between share classes are permitted subject to conditions including, but not limited to, the following:

•	You or your retirement plan sponsor must be eligible to purchase shares of the class into which the exchange is to occur;

•
Your financial intermediary or the retirement plan sponsor's financial intermediary must have an agreement with the underwriter or transfer agent of Principal Funds allowing the purchase of such share class for you;

•	The Fund must offer shares of such class of such Fund in your state or the state of the retirement plan sponsor;

•	In order to exchange into Class A shares, you must be eligible to purchase Class A shares with no initial sales charge;

•	Depending on the circumstances, for exchanges from Classes A and C shares there may be a contingent deferred sales charge in connection with the exchange; and

•
Any such exchange must be requested by your financial intermediary or retirement plan sponsor (with approval by the Distributor) and, except as otherwise approved by the Distributor, must result from either (i) the financial intermediary seeking to have shares of the Funds on their platform held in a particular share class, (ii) the share class becoming available to your financial intermediary or financial professional through a new relationship, or (iii) your retirement plan sponsor electing to have shares of the Funds offered as part of the plan investment options held in a particular share class.

If after purchasing Class P or Institutional shares you become ineligible to invest in Class P or Institutional shares, you may be permitted to exchange from Class P or Institutional shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.
You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions. Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.
While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.

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PRICING OF FUND SHARES
Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For these Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

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Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Commercial paper maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.
TAX CONSIDERATIONS
Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC) by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC for a given year. If a Fund fails to qualify as a regulated investment company for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Special Tax Considerations for the Opportunistic Municipal Fund (the “Municipal Fund”)
The Municipal Fund also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt municipal obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.
If a shareholder receives an exempt-interest dividend with respect to shares of the Fund held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

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Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If legislation is enacted that eliminates or significantly reduces the availability of municipal obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.
PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of the Real Estate Allocation Fund, and any other fund that is a fund of funds, are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of Underlying Funds in which the Real Estate Allocation, or other funds of funds invest. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings. This information may be made available at any time (or without delay).
Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)
Daily to the Fund's portfolio pricing services, Interactive Data Corporation, J.J. Kenny, Standard & Poor’s Securities Evaluations, Inc., Markit Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self-regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies; and

5)	To the Fund's custodian, and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

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The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or Principal's Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. The Fund currently has disclosure agreements with the following:

Abel Noser	Infinit Outsourcing
Advent	Investment Company Institute (ICI)
Advent Custodial Data (ACD)	Iron Mountain
Barclays Capital	ITG
Barra	JPMorgan Worldwide Securities Services
Black Mountain Systems	LexisNexis
Bloomberg	Lipper
BNY/Mellon Analytical Solutions	Market WSO Services
Broadridge Financial Solutions, Inc.	Mathias & Carr
Brown Brothers Harriman	Misys International Banking Systems, Inc.
Charles River Development	Morningstar, Inc.
Charles River Systems, Inc.	Omgeo LLC
Citibank	Principal Global Investors, LLC
Citigroup Global Transaction Services	RR Donnelley and Sons
Compliance Science	Russell Implementation Services
Confidential Shredding	Securities Class Action Services, LLC
Confluence Technologies	Security APL
Cortland Capital Market Services LLC	SEI Global Services, Inc.
Credit Suisse	State Street Bank & Trust
Diversified Information Technologies, Inc.	State Street Investment Management Solutions
Eagle Investment Systems Corp.	SunGard Investment Management Systems
Electra Information Systems	SunGard Personal Trading System
Electra Securities & Reconciliation System	SunGard/Protogent PTA
Eze Castle Software LLC	Syntel Inc.
FactSet	TriOptima
Financial Recovery Technologies (FRT)	Wilshire
Financial Tracking Technologies LLC	Wolters Kluwer
Global Link - GTSS	Yield Book
INDATA	Zeno Consulting Group
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.
The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM Portfolios may invest to facilitate Edge's management of the SAM Portfolios. Edge may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.
The Fund may also disclose to PGI, non-public portfolio holdings information relating to the underlying funds in which the Principal LifeTime Funds may invest to facilitate PGI’s management of the Principal LifeTime Funds. PGI may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the Principal LifeTime Funds.

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The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.
PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Principal or to that Fund's Sub-Advisor, as appropriate. Principal and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.
The Real Estate Allocation Fund invests in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the funds' shareholders in the same proportion as the votes of other shareholders of the underlying fund.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2014, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Fund at August 31, 2014, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons
The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of December 4, 2014. It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by fund.

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Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
BLUE CHIP	28.94%	SAM BALANCED PORTFOLIO PIF	MARYLAND	PRINCIPAL FUNDS, INC.
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX	34.81%	LIFETIME 2020 FUND	MARYLAND	PRINCIPAL FUNDS, INC.
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CAPITAL SECURITIES	91.00%	FIRST CLEARING LLC	CALIFORNIA	WELLS FARGO &
		SPECIAL CUSTODY ACCT FOR THE		COMPANY
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CREDIT OPPORTUNITIES	56.19%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
EXPLORER		IRA MARY E MCTIE		SERVICES, INC.(1)
		1282 119TH LN NW
		MINNEAPOLIS MN 55448-2090

DYNAMIC HIGH YIELD	63.70%	NATIONAL FINANCIAL SERVICES LLC	DELAWARE	FIDELITY GLOBAL
EXPLORER		FOR THE EXCL BENE OF OUR CUSTOMERS		BROKERAGE GROUP, INC. a wholly owned subsidiary of
		499 WASHINGTON BLVD		FMR, LLC
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

INTERNATIONAL EQUITY	37.29%	DIVERSIFIED GROWTH ACCOUNT	MARYLAND	PRINCIPAL FUNDS, INC.
INDEX		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY	36.95%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
INDEX		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC.(1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

OPPORTUNISTIC	51.99%	PERSHING LLC	NEW YORK	THE BANK OF NEW YORK
MUNICIPAL		1 PERSHING PLZ		MELLON
		JERSEY CITY NJ 07399-0001
(1) Principal Financial Group, Inc. is the parent of Principal Financial Services, Inc.; Principal Financial Services, Inc. is the parent of Principal Life Insurance Company and Principal Management Corporation; Principal Life Insurance Company is the parent of Principal Holding Company, LLC.

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their

76

purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class and the Costs of Investing" in the prospectus for Classes A, C, J, and P shares.
The Principal LifeTime Funds, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the Principal LifeTime Funds, SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.
The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."
Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").
Principal Holders of Securities
The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund's outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund's outstanding shares as December 4, 2014. The list is presented in alphabetical order by fund.

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (A)	52.69%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

BLUE CHIP (C)	60.39%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

BLUE CHIP (I)	30.05%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BLUE CHIP (I)	6.81%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BLUE CHIP (I)	25.79%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BLUE CHIP (I)	19.96%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BLUE CHIP (I)	5.88%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

77

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (P)	15.82%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

BLUE CHIP (P)	38.35%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

BLUE CHIP (P)	5.05%	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

BLUE CHIP (P)	35.04%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

BOND MARKET INDEX (I)	9.61%	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	37.97%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	5.06%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	5.57%	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	21.77%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	6.58%	LIFETIME 2015 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

78

Fund/Class	Percentage of Ownership	Name and Address of Owner
BOND MARKET INDEX (I)	7.59%	LIFETIME 2025 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R1)	9.71%	MG TRUST COMPANY CUST FBO
		SPECIAL DISTRICTS ASSOCIATION 401(K
		717 17TH STREET, SUITE 1300
		DENVER CO 80202-3304

BOND MARKET INDEX (R1)	81.34%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R1)	7.15%	FIIOC
		FBO TFN ARCHITECTURAL SIGNAGE INC
		401K PROFIT SHARING PLAN & TRUST
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

BOND MARKET INDEX (R2)	99.39%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R3)	92.53%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R4)	74.7%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R4)	11.56%	DELAWARE CHARTER GUAR & TRUST CO
		FBO PRINCIPAL TRUST CO RETIREE
		HEALTH BENEFIT PLAN OFTHE RESEARCH
		ORGANIZATIONS RETIREE MEDICAL TR
		1013 CENTRE RD
		WILMINGTON DE 19805-1298

BOND MARKET INDEX (R4)	9.73%	DELAWARE CHARTER GUAR & TRUST CO
		FBO PRINCIPAL TRUST COMPANY
		SPARTAN SHOPS INC RETIREE HEALTH
		BENEFIT PLAN VEBA
		1013 CENTRE RD
		WILMINGTON DE 19805-1298

79

Fund/Class	Percentage of Ownership	Name and Address of Owner
BOND MARKET INDEX (R5)	6.03%	JPMORGAN CHASE AS TRUSTEE FBO
		GLOBAL BRASS AND COPPER INC RETIR
		SAVINGS PLAN
		11500 OUTLOOK ST
		OVERLAND PARK KS 66211-1804

BOND MARKET INDEX (R5)	17.28%	DCGT AS TTEE AND/OR CUST
		FBO SUPERIOR OFFICERS COUNCIL CUST INV FOF
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R5)	65.28%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CAPITAL SECURITIES (S)	91%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CAPITAL SECURITIES (S)	8.99%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

CREDIT OPPORTUNITIES EXPLORER	5.58%	PERSHING LLC
(A)		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CREDIT OPPORTUNITIES EXPLORER	15.81%	PRINCIPAL LIFE INS CO CUST ROTH IRA
(A)		PAUL MAHLER
		88 OBRE RD
		COLTS NECK NJ 07722-1811

CREDIT OPPORTUNITIES EXPLORER	15.81%	PRINCIPAL LIFE INS CO CUST ROTH IRA
(A)		ELS-MARI MAHLER
		88 OBRE RD
		COLTS NECK NJ 07722-1811

CREDIT OPPORTUNITIES EXPLORER	6.54%	PRINCIPAL LIFE INSURANCE CO
(A)		NON DFI SIMPLE IRA DTD 10/03/2005
		FBO JUDITH P HIGGINS
		48 COLWELL RD
		GREENVILLE RI 02828-1002

80

Fund/Class	Percentage of Ownership	Name and Address of Owner
CREDIT OPPORTUNITIES EXPLORER	56.19%	PRINCIPAL LIFE INSURANCE CO CUST
(A)		IRA MARY E MCTIE
		1282 119TH LN NW
		MINNEAPOLIS MN 55448-2090

DIVERSIFIED REAL ASSET (A)	17.31%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

DIVERSIFIED REAL ASSET (A)	10.69%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

DIVERSIFIED REAL ASSET (A)	18.13%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (A)	9.72%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

DIVERSIFIED REAL ASSET (C)	6.68%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

DIVERSIFIED REAL ASSET (C)	8.82%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

DIVERSIFIED REAL ASSET (C)	15.83%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (C)	11.25%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

81

Fund/Class	Percentage of Ownership	Name and Address of Owner
DIVERSIFIED REAL ASSET (C)	15.01%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

DIVERSIFIED REAL ASSET (C)	16.38%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

DIVERSIFIED REAL ASSET (I)	7.16%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (I)	6%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (I)	16.55%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

DIVERSIFIED REAL ASSET (I)	23.29%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENIFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

DIVERSIFIED REAL ASSET (P)	67.01%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (P)	10.43%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DIVERSIFIED REAL ASSET (P)	7.45%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

82

Fund/Class	Percentage of Ownership	Name and Address of Owner

DYNAMIC HIGH YIELD EXPLORER (A)	63.7%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

DYNAMIC HIGH YIELD EXPLORER (A)	5.72%	PRINCIPAL LIFE INSURANCE CO CUST
		ROTH IRA OF
		EDDIE D VONNAHME
		18244 30TH AVE
		SAINT CHARLES IA 50240-9173

DYNAMIC HIGH YIELD EXPLORER (A)	5.73%	PRIN LIFE INS CO CUST ROLLOVER IRA
		MICHELLE P TODA
		354 N PROSPECTORS RD
		DIAMOND BAR CA 91765-1550

DYNAMIC HIGH YIELD EXPLORER (A)	12.66%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA MARY E MCTIE
		1282 119TH LN NW
		MINNEAPOLIS MN 55448-2090

GLOBAL MULTI-STRATEGY (A)	35.2%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

GLOBAL MULTI-STRATEGY (A)	10.34%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

GLOBAL MULTI-STRATEGY (A)	11.22%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL MULTI-STRATEGY (A)	6.59%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL MULTI-STRATEGY (A)	7.09%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		510 MARQUETTE AVE S
		MINNEAPOLIS MN 55402-1110

83

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL MULTI-STRATEGY (C)	8.00%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

GLOBAL MULTI-STRATEGY (C)	5.63%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

GLOBAL MULTI-STRATEGY (C)	15.41%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL MULTI-STRATEGY (C)	19.99%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL MULTI-STRATEGY (C)	12.08%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GLOBAL MULTI-STRATEGY (C)	6.09%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		510 MARQUETTE AVE S
		MINNEAPOLIS MN 55402-1110

GLOBAL MULTI-STRATEGY (C)	10.71%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

GLOBAL MULTI-STRATEGY (I)	10.59%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (I)	5.87%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

84

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL MULTI-STRATEGY (I)	10.98%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (I)	7.06%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (I)	13.17%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (I)	9.79%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (P)	14.91%	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

GLOBAL MULTI-STRATEGY (P)	38.68%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GLOBAL MULTI-STRATEGY (P)	9.21%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		510 MARQUETTE AVE S
		MINNEAPOLIS MN 55402-1110

GLOBAL MULTI-STRATEGY (P)	21.39%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

GLOBAL OPPORTUNITIES (A)	29.78%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

85

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL OPPORTUNITIES (C)	37.5%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL OPPORTUNITIES (I)	23.89%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL OPPORTUNITIES (I)	18.53%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL OPPORTUNITIES (I)	10.11%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL OPPORTUNITIES (I)	24.55%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL OPPORTUNITIES (I)	6.49%	LIFETIME 2025 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL OPPORTUNITIES (P)	97.67%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

INTERNATIONAL EQUITY INDEX (I)	40.3%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

INTERNATIONAL EQUITY INDEX (I)	40.67%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (I)	10.01%	DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

86

Fund/Class	Percentage of Ownership	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R1)	44.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R1)	28.45%	STATE STREET BANK TTEE CUST
		FBO ACCESS ADP 401(K) PLAN
		1 LINCOLN ST
		BOSTON MA 02111-2900

INTERNATIONAL EQUITY INDEX (R1)	9.22%	FIIOC
		FBO CANDLE LAMP COMPANY LLC 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R2)	9.89%	MID ATLANTIC TRUST COMPANY FBO
		RAPHAELSON AND LEVINE LAW FIRM
		401(K) PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

INTERNATIONAL EQUITY INDEX (R2)	89.14%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R3)	77.43%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R4)	74.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R4)	11.94%	WACHOVIA BANK NATIONAL ASSOCIATION
		FBO DEF COMP PLAN OF CED INC (PS DEF)
		ATTN SHELLEY ANDERSON
		ONE WEST FOURTH STREET
		WINSTON SALEM NC 27101-3818

INTERNATIONAL EQUITY INDEX (R5)	6.7%	NFS LLC FEBO
		BANKERS TRUST COMPANY
		PO BOX 897
		DES MOINES IA 50306-0897

87

Fund/Class	Percentage of Ownership	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R5)	15.49%	JPMORGAN CHASE AS TRUSTEE FBO
		GLOBAL BRASS AND COPPER INC RETIR
		SAVINGS PLAN
		11500 OUTLOOK ST
		OVERLAND PARK KS 66211-1804

INTERNATIONAL EQUITY INDEX (R5)	74.9%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (A)	7.05%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL SMALL COMPANY (A)	9.28%	BARBARA A SULLIVAN &
		BOBRA G TAHAN JTTEN TOD
		SUBJECT TO STATOD RULES
		PO BOX 489
		CLOVIS CA 93613-0489

INTERNATIONAL SMALL COMPANY (A)	16.16%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA PAMELA J STREED
		31043 POLK ST NE
		CAMBRIDGE MN 55008-6827

INTERNATIONAL SMALL COMPANY (A)	17.09%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA KENNETH D MARTH
		10917 HIGHLAND CENTER RD
		OTTUMWA IA 52501-9023

INTERNATIONAL SMALL COMPANY (A)	14.79%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA RYAN MICHIE
		4 WOODRIDGE DR
		HUDSON NH 03051-4442

INTERNATIONAL SMALL COMPANY (A)	11.02%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA MARY E MCTIE
		1282 119TH LN NW
		MINNEAPOLIS MN 55448-2090

OPPORTUNISTIC MUNICIPAL (A)	56.1%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

OPPORTUNISTIC MUNICIPAL (A)	6.04%	U.S. BANCORP INVESTMENTS INC.^
		FBO 254696931
		60 LIVINGSTON AVE
		SAINT PAUL MN 55107-2292

88

Fund/Class	Percentage of Ownership	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (A)	5.71%	U S BANCORP INVESTMENTS INC
		FBO 221478211
		60 LIVINGSTON AVENUE
		ST PAUL MN 55107-2292

OPPORTUNISTIC MUNICIPAL (A)	5.54%	U S BANCORP INVESTMENTS INC
		FBO 260745421
		60 LIVINGSTON AVENUE
		ST PAUL MN 55107-2292

OPPORTUNISTIC MUNICIPAL (C)	35.02%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

OPPORTUNISTIC MUNICIPAL (C)	11.13%	U S BANCORP INVESTMENTS INC
		FBO 101034221
		60 LIVINGSTON AVENUE
		ST PAUL MN 55107-2292

OPPORTUNISTIC MUNICIPAL (C)	9.89%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

OPPORTUNISTIC MUNICIPAL (C)	7.6%	LAWRENCE KACENGA
		KAREN T KACENGA JTWROS
		6740 STURBRIDGE PL
		POLAND OH 44514-2189

OPPORTUNISTIC MUNICIPAL (P)	89.29%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

OPPORTUNISTIC MUNICIPAL (P)	6.12%	EDWIN GOLDSTEIN &
		GRACE GOLDSTEIN JT-TEN
		3158 GRACEFIELD RD APT 205
		SILVER SPRING MD 20904-0818

PREFERRED SECURITIES (A)	18%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

89

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (A)	8.15%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

PREFERRED SECURITIES (A)	12.47%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PREFERRED SECURITIES (A)	7.29%	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

PREFERRED SECURITIES (A)	8.69%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (A)	9.02%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (A)	8.21%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

PREFERRED SECURITIES (C)	14.37%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

PREFERRED SECURITIES (C)	14.79%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (C)	11.28%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

90

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (C)	30.71%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (I)	6.7%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (I)	10.39%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (I)	15.46%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (P)	14.59%	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

PREFERRED SECURITIES (P)	13.08%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (P)	19.06%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

PREFERRED SECURITIES (P)	44.09%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

91

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (R1)	68.71%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R1)	10.69%	RELIANCE TRUST CO TTEE
		FBO ADP ACCESS LARGE MARKET
		401(K) PLAN
		1100 ABERNATHY RD
		ATLANTA GA 30328-5620

PREFERRED SECURITIES (R1)	6.33%	FIIOC FBO
		SUTTON ORTHOPAEDICS & SPORTS
		MEDICINE PC 401K PROFIT SHARING
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

PREFERRED SECURITIES (R2)	94.1%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R3)	15.72%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 765
		ACME MONACO CORPORATION 401 K
		PO BOX 264
		PLAINVILLE CT 06062-0264

PREFERRED SECURITIES (R3)	74.61%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R4)	77.29%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R4)	14%	INTERACTIVE BROKERS LLC
		2 PICKWICK PLZ STE 202
		GREENWICH CT 06830-5576

92

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (R5)	59.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R5)	17.15%	VANGUARD FIDUCIARY TRUST CO
		FBO 401K CLIENTS
		ATTN INVESTMENT SERVICES
		PO BOX 2600
		VALLEY FORGE PA 19482-2600

SMALL-MIDCAP DIVIDEND INCOME (A)	8.11%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SMALL-MIDCAP DIVIDEND INCOME (A)	19.76%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALL-MIDCAP DIVIDEND INCOME (A)	5.75%	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

SMALL-MIDCAP DIVIDEND INCOME (A)	6.83%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND INCOME (A)	7.86%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND INCOME (A)	9.44%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

SMALL-MIDCAP DIVIDEND INCOME (C)	10.66%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

93

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME (C)	8.11%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALL-MIDCAP DIVIDEND INCOME (C)	13.17%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND INCOME (C)	18.84%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND INCOME (C)	9.49%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

SMALL-MIDCAP DIVIDEND INCOME (C)	13.89%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

SMALL-MIDCAP DIVIDEND INCOME (I)	27.68%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND INCOME (I)	16.98%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME (I)	14.62%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME (I)	15.04%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

94

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME (I)	9.48%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME (P)	5.89%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

SMALL-MIDCAP DIVIDEND INCOME (P)	31.91%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND INCOME (P)	45.47%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

SMALL-MIDCAP DIVIDEND INCOME (P)	7.72%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484
Management Ownership
As of December 4, 2014 the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.
PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through participation in an employee benefit program which invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about Principal Management Corporation’s portfolio managers first. Next, the section includes information about the sub-advisors’ portfolio managers alphabetically by sub-advisor.
Information in this section as of August 31, 2014, unless otherwise noted.

95

Advisor: Principal Management Corporation
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jake S. Anonson: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	1	$9.7 billion	0	$0
Other pooled investment vehicles	1	$392.7 million	0	$0
Other accounts	0	$0	0	$0

Jessica S. Bush: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	1	$9.7 billion	0	$0
Other pooled investment vehicles	1	$392.7 million	0	$0
Other accounts	0	$0	0	$0

Marcus W. Dummer: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	1	$9.7 billion	0	$0
Other pooled investment vehicles	1	$392.7 million	0	$0
Other accounts	0	$0	0	$0

James W. Fennessey: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	39	$65.6 billion	0	$0
Other pooled investment vehicles	24	$12.3 billion	0	$0
Other accounts	0	$0	0	$0

Kelly A. Grossman: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	1	$9.7 billion	0	$0
Other pooled investment vehicles	1	$392.7 million	0	$0
Other accounts	0	$0	0	$0

Benjamin E. Rotenberg: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	1	$9.7 billion	0	$0
Other pooled investment vehicles	1	$392.7 million	0	$0
Other accounts	0	$0	0	$0
Compensation
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.
All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan.

96

For Ms. Bush, Mr. Fennessey, and Ms. Grossman:
Compensation is comprised of base salary and variable incentive components. Variable incentive components are driven by company and individual performance. Fund performance is not directly taken into account when determining variable incentive. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.
These employees are eligible for a Defined Benefit or Cash Balance retirement plan and a Long Term Incentive Pay program.
For Mr. Anonson, Mr. Dummer, and Mr. Rotenberg:
Compensation is comprised of base salary and variable incentive components. Variable incentive components are driven by sales in specific channels. A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. Fund performance is not directly taken into account when determining variable incentive. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.
These employees are eligible for a Defined Benefit or Cash Balance retirement plan and a Long Term Incentive Pay program.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jake S. Anonson	Diversified Real Asset	$10,001 - $50,000
Jake S. Anonson	Global Multi-Strategy	$1 - $10,000
Jessica S. Bush	Diversified Real Asset	$1 - $10,000
Jessica S. Bush	Global Multi-Strategy	$1 - $10,000
Marcus W. Dummer	Diversified Real Asset	None
Marcus W. Dummer	Global Multi-Strategy	None
James W. Fennessey	Diversified Real Asset	None
James W. Fennessey	Global Multi-Strategy	None
Kelly A. Grossman	Diversified Real Asset	$1 - $10,000
Kelly A. Grossman	Global Multi-Strategy	$1 - $10,000
Benjamin E. Rotenberg	Diversified Real Asset	None
Benjamin E. Rotenberg	Global Multi-Strategy	None

97

Sub-Advisor:	Edge Asset Management, Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Daniel R. Coleman: Small-MidCap Dividend Income Fund
Registered investment companies	4	$9.2 billion	0	$0
Other pooled investment vehicles	3	$127.3 million	0	$0
Other accounts	2	$567.0 million	0	$0

David W. Simpson: Small-MidCap Dividend Income Fund
Registered investment companies	2	$6.6 billion	0	$0
Other pooled investment vehicles	3	$127.3 million	0	$0
Other accounts	2	$567.0 million	0	$0
Compensation
Edge Asset Management offers a competitive compensation structure that is evaluated annually relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for all team members is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component for investment professionals is designed to reinforce investment performance, firm performance, team collaboration, regulatory compliance, client retention and client satisfaction. Fund performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into funds managed by the team, via a co-investment program; thus, aligning the interests of investment professionals with client objectives. Co-investment is subject to a three year cliff vesting schedule which meets our objective of increased employee retention.
In addition to base salary and variable incentive, portfolio managers and senior professionals participate in the Principal Financial Group Long-term Incentive Plan (“Plan”). Awards from this Plan are based on individual performance and are delivered in the form of three-year cliff vest Principal Financial Group (“PFG”) RSUs or a combination of three-year cliff vest PFG RSUs and three-year ratable vest PFG stock options; therefore, aligning the interests of team members with PFG stakeholders.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Daniel R. Coleman	Small-MidCap Dividend Income	$100,001 - $500,000
David W. Simpson	Small-MidCap Dividend Income	$500,001 - $1,000,000

98

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David C. Kwan: Bond Market Index Fund
Registered investment companies	20	$9.9 billion	0	$0
Other pooled investment vehicles	45	$15.3 billion	0	$0
Other accounts	37	$24.0 billion	0	$0

Gregg Lee: Bond Market Index Fund
Registered investment companies	20	$9.9 billion	0	$0
Other pooled investment vehicles	45	$15.3 billion	0	$0
Other accounts	37	$24.0 billion	0	$0

Zandra Zelaya: Bond Market Index Fund
Registered investment companies	20	$9.9 billion	0	$0
Other pooled investment vehicles	45	$15.3 billion	0	$0
Other accounts	37	$24.0 billion	0	$0
Compensation
The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants
Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.
Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.
Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

99

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
David C. Kwan	Bond Market Index	None
Gregg Lee	Bond Market Index	None
Zandra Zelaya	Bond Market Index	None

Sub-Advisor: Origin Asset Management LLP

Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
John Birkhold: Origin Emerging Markets Fund
Registered investment companies	1	$388.1 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$176.0 million
Other accounts	7	$1.9 billion	2	$846.9 million

Chris Carter: Origin Emerging Markets Fund
Registered investment companies	1	$388.1 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$176.0 million
Other accounts	7	$1.9 billion	2	$846.9 million

Nigel Dutson: Origin Emerging Markets Fund
Registered investment companies	1	$388.1 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$176.0 million
Other accounts	7	$1.9 billion	2	$846.9 million

Tarlock Randhawa: Origin Emerging Markets Fund
Registered investment companies	1	$388.1 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$176.0 million
Other accounts	7	$1.9 billion	2	$846.9 million

Nerys Weir: Origin Emerging Markets Fund
Registered investment companies	1	$388.1 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$176.0 million
Other accounts	7	$1.9 billion	2	$846.9 million
Compensation
Origin Asset Management LLP offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align team contributions in a manner that is consistent with industry standards and business results. Compensation of Origin's portfolio managers is formed of a competitive fixed salary and a share of a bonus pool which is a function of the annual profitability of the firm. Select members of the investment team further share in the firm’s profits based on their overall partner ownership.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
John Birkhold	Origin Emerging Markets	None
Chris Carter	Origin Emerging Markets	None
Nigel Dutson	Origin Emerging Markets	None
Tarlock Randhawa	Origin Emerging Markets	None
Nerys Weir	Origin Emerging Markets	None

100

Sub-Advisor: Principal Global Investors, LLC (“PGI”) (Equity Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Christopher Ibach: Global Opportunities Fund
Registered Investment Companies	2	$1.2 billion	1	$11.0 million
Other pooled investment vehicles	0	$0	0	$0
Other accounts	10	$4.5 billion	2	$45.4 million

Thomas L. Kruchten: International Equity Index Fund
Registered Investment Companies	5	$8.3 billion	0	$0
Other pooled investment vehicles	3	$20.1 billion	0	$0
Other accounts	1	$128.7 million	0	$0

Tiffany N. Lavastida: International Small Company Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$917.1 million	0	$0
Other accounts	5	$3.4 billion	2	$204.8 million

Xiaoxi Li: Global Opportunities Fund
Registered investment companies	2	$1.2 billion	1	$11.0 million
Other pooled investment vehicles	0	$0	0	$0
Other accounts	9	$4.5 billion	2	$45.4 million

K. William Nolin: Blue Chip Fund
Registered Investment Companies	2	$9.6 billion	0	$0
Other pooled investment vehicles	4	$3.0 billion	0	$0
Other accounts	8	$103.5 million	0	$0

Brian W. Pattinson: International Small Company Fund
Registered investment companies	2	$592.0 million	0	$0
Other pooled investment vehicles	4	$2.0 billion	0	$0
Other accounts	5	$1.2 billion	3	$230.4 million

Tom Rozycki: Blue Chip Fund
Registered Investment Companies	2	$9.6 billion	0	$0
Other pooled investment vehicles	3	$2.1 billion	0	$0
Other accounts	8	$103.5 million	0	$0

Mustafa Sagun: Global Opportunities Fund
Registered Investment Companies	2	$1.2 billion	1	$11.0 million
Other pooled investment vehicles	2	$14.0 million	0	$0
Other accounts	12	$4.7 billion	3	$45.7 million
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. Variable compensation takes the form of a profit share plan with funding

101

based on pre-tax, pre-bonus operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
The benefits of this incentive structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component are well aligned with our desired focus on clients' objectives (e.g. co-investment), alignment with PFG stakeholders and talent retention.
All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Christopher Ibach	Global Opportunities	None
Thomas L. Kruchten	International Equity Index	None
Tiffany N. Lavastida	International Small Company	None
Xiaoxi Li	Global Opportunities	None
K. William Nolin	Blue Chip	$100,001 - $500,000
Brian W. Pattinson	International Small Company	None
Tom Rozycki	Blue Chip	None
Mustafa Sagun	Global Opportunities	None

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Sub-Advisor: Principal Global Investors, LLC (“PGI”) (Fixed-Income Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William C. Armstrong - Credit Opportunities Explorer Fund
Registered Investment Companies	3	$3.5 billion	0	$0
Other pooled investment vehicles	5	$4.6 billion	0	$0
Other accounts	18	$6.6 billion	2	$892.6 million

Mark P. Denkinger - Dynamic High Yield Explorer Fund
Registered Investment Companies	1	$3.8 billion	0	$0
Other pooled investment vehicles	3	$73.4 million	0	$0
Other accounts	7	$566.6 million	2	$261.7 million

Jason Hahn - Dynamic High Yield Explorer Fund
Registered Investment Companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$10.1 million	0	$0

James Noble - Opportunistic Municipal Fund
Registered Investment Companies	2	$430.2 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$42.7 million	0	$0

Tina Paris - Credit Opportunities Explorer Fund
Registered Investment Companies	1	$79.6 million	0	$0
Other pooled investment vehicles	3	$912.2 million	0	$0
Other accounts	14	$6.4 billion	0	$0

Josh Rank - Dynamic High Yield Explorer Fund
Registered Investment Companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$143.9 million	1	$37.9 million

Darrin E. Smith - Dynamic High Yield Explorer Fund
Registered Investment Companies	1	$3.8 billion	0	$0
Other pooled investment vehicles	3	$73.4 million	0	$0
Other accounts	7	$566.6 million	2	$261.7 million

Darryl Trunnel - Credit Opportunities Explorer Fund
Registered Investment Companies	1	$79.6 million	0	$0
Other pooled investment vehicles	1	$47.3 million	0	$0
Other accounts	2	$89.2 million	0	$0

James Welch - Opportunistic Municipal Fund
Registered Investment Companies	2	$430.2 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$42.7 million	0	$0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. Variable compensation takes the form of a profit share plan

103

with funding based on pre-tax, pre-bonus operating earnings of Principal Global Fixed Income. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Fixed Income group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
The benefits of this incentive structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component are well aligned with our desired focus on clients' objectives (e.g. co-investment), alignment with PFG stakeholders and talent retention.
All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William C. Armstrong	Credit Opportunities Explorer	None
Mark P. Denkinger	Dynamic High Yield Explorer	None
Jason Hahn	Dynamic High Yield Explorer	None
James Noble	Opportunistic Municipal	None
Tina Paris	Credit Opportunities Explorer	None
Josh Rank	Dynamic High Yield Explorer	None
Darrin E. Smith	Dynamic High Yield Explorer	None
Darryl Trunnel	Credit Opportunities Explorer	None
James Welch	Opportunistic Municipal	None

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Sub-Advisor: Principal Real Estate Investors, LLC

Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Scott M. Carson: Real Estate Debt Income Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$375.9 million	0	$0

Indraneel ("Indy") Karlekar: Real Estate Allocation Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Randall Mundt: Real Estate Allocation Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Marc Peterson: Real Estate Allocation and Real Estate Debt Income Funds
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$308.6 million	0	$0
Other accounts	11	$906.2 million	0	$0

Kelly D. Rush: Real Estate Allocation Fund
Registered investment companies	6	$6.6 billion	0	$0
Other pooled investment vehicles	4	$461.3 million	0	$0
Other accounts	19	$2.1 billion	1	$20.2 million
Compensation
Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for real estate investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. Variable compensation takes the form of a profit share plan with funding based on pre-tax, pre-bonus operating earnings of the boutique (e.g. REIT, CMBS). The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

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Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
The benefits of this incentive structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component are well aligned with our desired focus on clients' objectives (e.g. co-investment), alignment with PFG stakeholders and talent retention.
All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Scott M.Carson	Real Estate Debt Income	None
Indraneel ("Indy") Karlekar	Real Estate Allocation	None
Randall Mundt	Real Estate Allocation	None
Marc Peterson	Real Estate Allocation	None
Marc Peterson	Real Estate Debt Income	None
Kelly D. Rush	Real Estate Allocation	None

106

Sub-Advisor:	Spectrum Asset Management, Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Fernando ("Fred") Diaz: Capital Securities and Preferred Securities Funds
Registered investment companies	6	$3.5 billion	0	$0
Other pooled investment vehicles	15	$3.7 billion	0	$0
Other accounts	54	$5.1 billion	0	$0

Roberto Giangregorio: Capital Securities and Preferred Securities Funds
Registered investment companies	6	$3.5 billion	0	$0
Other pooled investment vehicles	15	$3.7 billion	0	$0
Other accounts	53	$5.1 billion	0	$0

L. Phillip Jacoby, IV: Capital Securities and Preferred Securities Funds
Registered investment companies	6	$3.5 billion	0	$0
Other pooled investment vehicles	15	$3.7 billion	0	$0
Other accounts	62	$5.1 billion	0	$0

Manu Krishnan: Capital Securities and Preferred Securities Funds
Registered investment companies	6	$3.5 billion	0	$0
Other pooled investment vehicles	15	$3.7 billion	0	$0
Other accounts	54	$5.1 billion	0	$0

Mark A. Lieb: Capital Securities and Preferred Securities Funds
Registered investment companies	6	$3.5 billion	0	$0
Other pooled investment vehicles	15	$3.7 billion	0	$0
Other accounts	61	$5.1 billion	0	$0

Kevin Nugent: Preferred Securities Fund
Registered investment companies	6	$3.5 billion	0	$0
Other pooled investment vehicles	15	$3.7 billion	0	$0
Other accounts	54	$5.1 billion	0	$0
Compensation
Spectrum Asset Management offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of the firm. Salaries are established based on a benchmark of salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

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The variable incentive is in the form of a discretionary bonus and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•
Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•
Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 50% Merrill Lynch Preferred Stock - Fixed Rate Index and 50% Barclays Securities US Tier 1 Index).

•	Contribution to client servicing

•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Fernando ("Fred") Diaz	Capital Securities	None
Fernando ("Fred") Diaz	Preferred Securities	None
Roberto Giangregorio	Capital Securities	None
Roberto Giangregorio	Preferred Securities	None
L. Phillip Jacoby, IV	Capital Securities	None
L. Phillip Jacoby, IV	Preferred Securities	$100,001 - $500,000
Manu Krishnan	Capital Securities	None
Manu Krishnan	Preferred Securities	None
Mark A. Lieb	Capital Securities	None
Mark A. Lieb	Preferred Securities	$100,001 - $500,000
Kevin Nugent	Preferred Securities	None

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Appendix A
The following persons served on the Board of Governors of the Investment Company Institute during the last two most recently completed calendar years, during which time Karen (“Karrie”) McMillan served as an officer (General Counsel) of ICI:

Investment Adviser or Principal Underwriter/Control Person	Name of Officer	Company	Office Held at Company	Period of Service on ICI Board*
BlackRock Financial Management, Inc.	Paul L. Audet	BlackRock, Inc.	Senior Managing Director and Head of U.S. Mutual Funds	2012-present
Jennison Associates LLC	Judy Rice	Prudential Mutual Funds	Chairman	2003-2012
Jennison Associates LLC	Stuart S. Parker	Prudential Investments	President	2012-present
Loomis, Sayles & Company, L.P.	John T. Hailer	Natixis Global Asset Management, L.P.	President and CEO, U.S. and Asia	2009-present
Mellon Capital Management	Jonathan Baum	Bank of New York Mellon / Dreyfus Corporation	Chairman and CEO	2009-2013
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Ralph C. Eucher	Principal Financial Group	Executive Vice President	2004-2012
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Nora M. Everett	Principal Funds, Inc.	President and CEO	2012-present
Symphony Asset Management LLC	Thomas S. Schreier Jr.	Nuveen Investments	Vice Chairman, Wealth Management	2007-present

*	As of December 31, 2013

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APPENDIX B
Description of Bond Ratings
Fitch, Inc. Long-Term Credit Ratings
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

110

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."
Description of Moody's Commercial Paper Ratings:
Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
Description of Standard & Poor's Corporation's Debt Ratings:
A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

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The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.	Nature of and provisions of the obligation;
III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:
Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:
Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.
D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-):	The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings:
The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

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Standard & Poor's, Commercial Paper Ratings
A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:
Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3:
Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.
The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.
Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

114

APPENDIX C
Proxy Voting Policies
The proxy voting policies applicable to each Fund appear in the following order:
Principal’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

115

Principal Management Corporation (“Principal”) Proxy Voting Policy

Effective March 10, 2009

Proxy Voting Policy

Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.
On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.
In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;

•	The approval of Principal’s Chief Investment Officer;

•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);

•	A determination that the decision is not influenced by any conflict of interest; and

•	The creation of a written record reflecting the process.
Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate
Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios

The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients

The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.
Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[1]

•	Casting a vote on a foreign security may require that Principal engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).
_________________________________________
1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:

◦
Any request, whether written (including e- mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

◦
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

◦
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

◦	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:

◦	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.

◦	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:

◦
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

◦	Principal will maintain documentation to support the decision to vote against ISS recommendation.

◦
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For

Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub -advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.
The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

S:\H223\JENNIFER EDDY\Board Meetings--Jen\June 2003\Proxy Voting marked.doc

AQR Capital Management, LLC (“AQR”)
Proxy Policy

1.	General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.
These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.	Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a)
AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management.

(b)	AQR will not announce its voting intentions and the reasons therefore.

(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

•
AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

•
If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.	Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.
Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Global corporate governance and engagement principles

BLACKROCK

Global corporate governance &
engagement principles

February 2011

Global corporate governance and engagement principles

Contents

Introduction to BlackRock	3

Philosophy on corporate governance	3

Corporate governance, engagement and voting	4

Boards and directors	4

Accounting and audit-related issues	5

Capital structure, merger, asset sales and other special transactions	5

Remuneration and benefits	6

Social, ethical, and environmental issues	6

General corporate governance matters	7

BlackRock’s oversight of its corporate governance activities	7

Oversight	7

Vote execution	7

Conflicts management	8

Voting guidelines	9

Reporting	9

2                                         BLACKROCK

Global corporate governance and engagement principles

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  With more than $3.56 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership:  companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee their performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

[1] Assets under management are approximate, as of December 31, 2010, and are subject to change.

3                                         BLACKROCK

Global corporate governance and engagement principles

 Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

*	Boards and directors
*	Accounting and audit-related issues
*	Capital structure, mergers, asset sales and other special transactions
*	Remuneration and benefits
*	Social, ethical and environmental issues
*	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
 Boards and directors
 The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

*	establishing an appropriate corporate governance structure;
*	overseeing and supporting management in setting strategy;
*	ensuring the integrity of financial statements;
*	making decisions regarding mergers, acquisitions and disposals;
*	establishing appropriate executive compensation structures; and
*	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

4                                         BLACKROCK

Global corporate governance and engagement principles

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

*	current employment at the company or a subsidiary;
*	former employment within the past several years as an executive of the company;
*	providing substantial professional services to the company and/or members of the company’s management;
*	having had a substantial business relationship in the past three years;
*	having, or representing a shareholder with, a substantial shareholding in the company;
*	being an immediate family member of any of the aforementioned; and
*	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

5                                         BLACKROCK

Global corporate governance and engagement principles

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value.  We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

6                                         BLACKROCK

Global corporate governance and engagement principles

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee.  The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.
 Vote execution
 BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

7                                         BLACKROCK

Global corporate governance and engagement principles

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

*
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

*
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process.  In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

*
BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

8                                         BLACKROCK

Global corporate governance and engagement principles

*
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

*
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

9                                         BLACKROCK

BROOKFIELD INVESTMENT MANAGEMENT INC.
AMP CAPITAL BROOKFIELD (US) LLC
PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•
BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•
If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•
If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•
any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•
any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are available upon request.

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.
Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.
Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.
Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.
ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY
Operational Items

Adjourn Meeting

•	Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.
Amend Minor Bylaws

•	Generally vote for bylaw or charter changes that are of a housekeeping nature.
Change Date, Time, or Location of Annual Meeting

•
Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

•
Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

•
Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

•
Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

•
Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

•
Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

•
Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

•
Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

•	Generally vote against shareholder proposals to limit the tenure of outside directors.
Proxy Contests

Voting on Director Nominees in Contested Elections

•
Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

•
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

•
Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

•
Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

•	Advance Notice Requirements for Shareholder Proposals/Nominations

•	Votes on advance notice proposals are determined on a case-by-case basis.
Amend Bylaws without Shareholder Consent

•
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

•
Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders' Ability to Act by Written Consent

•
Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

•
Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

•	Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.
Merger and Corporate Restructuring

Appraisal Rights

•	Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.
Asset Purchases

•
Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

•
Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest.

Conversion of Securities

•
Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

•
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

•
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

•
Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

•
Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

•
Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

•
Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

•
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

•
Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

•
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

•
Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

•	Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

•
Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

•
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

•
Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

•	Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

•
Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

Preferred Stock

•
Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).  Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

•
Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

•
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

•	Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

•
Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

•
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

•	Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

•
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

•	Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

•
Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

Incentive Bonus Plans and Tax Deductibility Proposals

•
Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

•
Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

•	Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

•
Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

•
Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

•	Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

•
Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 2, 2011

Open-End Funds:
Credit Suisse Capital Funds

Credit Suisse Large Cap Blend II Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Opportunity Funds
Credit Suisse High Income Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Trust
Commodity Return Strategy Portfolio
International Equity Flex III Portfolio
U.S. Equity Flex I Portfolio

Closed-End Funds:
Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required. Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest. If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account. Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.    Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.    Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting. Edge may in any event disclose its general policy to follow ISS’s guidelines. No employee of Edge may accept any remuneration in the solicitation of proxies.

6.    Errors

•	Edge will document errors and the resolution of errors.

7.    Recordkeeping

•
Documentation shall be maintained for at least five years. Edge will keep records regarding all client requests to review proxy votes and accompanying responses. Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

8.    Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract. Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement. This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

FINISTERRE CAPITAL LLP

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY
Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE
The Firm has entered into an agreement with Broadridge Investor Communication Solutions, Inc . (referred to as “Broadridge” and the “Proxy Voting Service”) acting with Glass Lewis & Co, to enable it to fulfill its proxy voting obligations.
Broadridge executes, monitors and records the proxies according to the instructions of the Firm. The Firm relies on the recommendations of Glass Lewis & Co, LLC to provide recommendations as to how any proxy should be voted in the best interests of the Clients. These recommendations are integrated into the voting platform set up by the Proxy Voting Service, and the Firm has instructed the Proxy Voting Service to execute all proxies in accordance with such recommendation unless instructed otherwise by the Firm.
The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that the proxy voting service is independent from the issuer companies on which it completes its proxy research. In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser's clients.
At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Firm to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the uses of third-party proxy voting services and revise the Firm's policies and procedures as necessary.
Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by anyone in the Firm they must immediately inform the Compliance Officer and work with the Compliance Officer to ensure that it is promptly forwarded to the Proxy Voting Service. In the event that the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis or the Firm has made a determination that it is in the best interests of the Firm's clients for the Firm to vote the proxy, the Firm's general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will require that:

1.	the recipient of the proxy will forward a copy to Compliance; who will keep a copy of each proxy received;

2.	if the recipient is not the Portfolio Manager responsible for voting the proxy on behalf of the Firm, s/he will forward a copy to such Portfolio manager;

4.
the Portfolio Manager will determine how to vote the proxy promptly in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place; and provide evidence of such to the Compliance Officer;

5.
Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Firm will follow the Proxy Voting Service's recommendation or vote the proxy directly. The Portfolio Manager will send his/her decision on how the Firm will vote a proxy to the Proxy Voting Service, in a timely and appropriate manner. It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Firm's proxy voting records.

III.	VOTING GUIDELINES
To the extent that the Firm is voting a proxy itself and not utilizing the Proxy Voting Service, the Firm will consider the proxy on a case by case basis and require that the relevant investment professional vote the proxy in a manner consistent with the Firm's duty.. Investment professionals of the Firm each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Firm's clients.

IV.	DISCLOSURE

A.
The Firm will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Firm voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Firm voted the client's proxy.

B.
A concise summary of these Proxy Voting Policies and Procedures will be included in the Firm's Form ADV Part 2, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients.

V.	POTENTIAL CONFLICTS OF INTEREST

A.
In the event that the Firm is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Firm and its clients. This examination will include a review of the relationship of the Firm, its personnel and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of the Firm or an affiliate of the Firm or has some other relationship with the Firm, its personnel or a client of the Firm.

B.
If, as a result of the Compliance Officer's examination, a determination is made that a material conflict of interest exists, the Firm will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Firm will generally vote the proxy as specified above. Alternatively, the Firm may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

The Firm may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI.	PROXY RECORDKEEPING
The Compliance Officer will maintain files relating to the Firm's proxy voting procedures in an easily accessible place. (Under the services contract between the Firm and its Proxy Voting Service, the Proxy Voting Service will maintain the Firm's proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Firm. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Firm receives regarding client securities (the Firm may rely on third parties or EDGAR);

3.	A record of each vote that the Firm casts;

4.
A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Firm's general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and

5.
A copy of each written client request for information on how the Firm voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Graham Capital Management, L.P.

PROXY VOTING AND CLASS ACTIONS
General
Graham has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that Graham complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect Graham’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the client. Employees who have the authority to vote client securities must familiarize themselves with and strictly adhere to Graham’s Proxy Voting Policies and Procedures.
Although the Advisers Act does not obligate advisers to adopt policies and procedures in respect of participating in class actions, in its capacity as a fiduciary to its clients Graham has nonetheless adopted such policies and procedures.
Proxy Voting Policies and Procedures
Graham has retained ISS Governance Services to assist in the proxy voting process. The CCO manages Graham’s relationship with ISS. The CCO ensures that ISS votes all proxies according to Graham’s general guidance, and retains all required documentation associated with proxy voting.
Portfolio Managers that wish to deviate from ISS’s proxy recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the employee and Graham are not conflicted in making the chosen voting decision.
Because Graham generally will vote proxies based upon the recommendations of ISS, there is little to no risk of a conflict of interest arising. However, in instances that might involve a conflict of interest between Graham and its clients, such as where a portfolio manager wishes to deviate from ISS’s recommendation or such other instances as Graham may determine, the CCO, in conjunction with the compliance committee as appropriate, will review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of Graham, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Graham will take steps to ensure that its voting decision is based on the best interests of the client and is not a product of the conflict. Graham shall keep appropriate records demonstrating how such conflicts were resolved.
ISS will retain the following information in connection with each proxy vote:

•	The Issuer’s name;

•	The security ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that Graham voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security holder;

•	Whether Graham cast a vote;

•	How Graham cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether Graham cast its vote with or against management.

Class Actions
As a fiduciary, Graham always seeks to act in the best interest of its clients, with good faith, loyalty, and due care. Accordingly, with respect to class actions involving any Graham funds, Graham will determine whether the fund will (a) participate in a recovery achieved through a class action, (b) opt out of the class action and separately pursue its own remedy, or (c) opt out of the class action and not pursue its own remedy. Graham’s legal department oversees the completion of Proof of Claim forms and any associated documentation the submission of such documents to the claim administrator, and the receipt of any recovered monies. Graham will maintain documentation associated with participation in class actions by any Graham Funds.
Graham, for itself or on behalf of its funds, generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.
Disclosures to Investors
Graham includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of the Form ADV, along with a statement that Investors can contact Graham to obtain a copy of these policies and procedures and information about how Graham voted proxies.
Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
As a matter of policy, Graham does not disclose how it expects to vote on upcoming proxies. Additionally, Graham does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

JENNISON ASSOCIATES

PROXY VOTING POLICY AND PROCEDURES

I.	Introduction

Jennison Associates LLC (the “Adviser”) has adopted the following “Proxy Voting Policy and Procedures” (“Policy”), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations.  The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as “Investment Professionals”) who are responsible for discharging the Adviser’s proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser’s clients1.

II.	Statement of Policy

It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties.  Secondary consideration may be given to the public and social value of each issue.  For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time.  It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act be made available to clients.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings.  However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking,” where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy.  As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

III.	Procedures

A.	Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser.  The responsibility to vote proxies will be specified in the client’s investment advisory contract with the Adviser.  Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy.  The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines.  The Adviser, in its discretion, may also permit a client to modify the Adviser’s standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client’s proxies and vote in accordance with a client’s own guidelines (collectively, “Client Guidelines”).  Alternatively, the Adviser may decline to accept authority to vote such client’s proxies.

Proxy Voting

1.	Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues.  These Guidelines are reviewed as deemed necessary by the Adviser’s Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate.  These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues.  Nevertheless, the Adviser’s Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

________________________________
1 In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

Effective: October 5, 2004
Revised: October 1, 2009
1

2.	Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines.  After such review, the Adviser has selected an independent third party proxy voting vendor to assist it in researching and voting proxies.  The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor.  The proxy voting vendor will research each proxy and provide a recommendation to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings.   It is important to note while the Adviser may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor the Adviser’s Guidelines.  The proxy voting vendor will cast votes in accordance with the Adviser’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client’s Guidelines.

3.	Quantitatively Derived Holdings and Jennison Managed Accounts

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, the Adviser has established a custom proxy voting policy with respect to the voting of these proxies.  Proxies received in these circumstances will be voted utilizing the Adviser’s guidelines. Additionally, in those circumstances where no specific Adviser guideline exists, the Adviser will vote using the recommendations of the proxy voting vendor.

4.	Review of Recommendations

The Adviser’s Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation – as determined by either the Guidelines or Client’s Guidelines (“Recommendation”).  Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before the proxy voting vendor casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s).  The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s).  The Adviser will memorialize the basis for any decision to override a Recommendation, including the resolution of any conflicts, if any, as further discussed below.  The Adviser may vote the same proxy proposal differently for different clients.  Also, the Adviser may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit (such as security lending, see section 6 below); or

•	If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

5.	Addressing Potential Material Conflicts of Interest

There may be instances where the interest of the Adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients (“Material Conflict”).  Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Effective: October 5, 2004
Revised: October 1, 2009
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Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships.  Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted.  Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.
 The Adviser may adopt such processes it deems necessary to identify Material Conflicts.  When a potential material conflict exists, the Investment Professional (or other designated personnel) must complete the Proxy Voting For Conflicts Documentation Form and submit it to Compliance.
 The Adviser’s Proxy Voting Committee will consider the facts and circumstances of all proxy votes where a potential material conflict of interest is identified and the recommendation is to override the Adviser’s guidelines.  In making the determination as to how to vote the proxy, the Adviser’s Proxy Voting Committee may review the following factors, including but not limited to:

•	Whether the issuer is a client of the Adviser.

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

•	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the Investment Professional’s decision

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

•	Whether the vote should be delegated to an independent third party or request an independent third party to provide a recommendation on the vote.

All votes that would override the Adviser’s Guidelines and involve a potential material conflict of interest, require the approval of the CEO and CCO of the Adviser.
Additionally, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes.  This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

6.	Lending

Jennison may identify a particular issuer that may be subject to a security lending arrangement.  In this situation, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.  It is important to note that in order to recall securities on loan in time to vote, one must begin the process PRIOR to the record date of the proxy.  This is extremely difficult to accomplish as the Adviser is rarely made aware of the record date in advance.

Proxy Voting Committee

The Adviser’s Proxy Voting Committee will consist of representatives from various functional areas within the Adviser.  It will meet as deemed necessary to address potential Material Conflicts as further described above.  The Adviser’s Proxy Voting Committee will have the following responsibilities:

•	Review potential Material Conflicts and decide whether to approve the vote recommendation or override requests made by Investment Professionals.

•	Review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

•	Recommend and adopt changes to the Policy as needed.

•	Review all overrides by Investment Professionals.

•	Review proxy voting reports to determine voting consistency with guidelines and this Policy.

•	Review the performance of the proxy voting vendor and determine whether the Adviser should continue to retain their services.

•	Review the Adviser’s voting record (or applicable summaries of the voting record).

•	Oversee compliance with the regulatory disclosure requirements.

Effective: October 5, 2004
Revised: October 1, 2009
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IV.	Compliance Monitoring

The Adviser’s Chief Compliance Officer shall be responsible for the administration of this Policy.  This Policy will be reviewed annually for adequacy and effectiveness.

A.	Monitoring of Overrides

Compliance will periodically review proxy voting reports of overrides to confirm that proper override and conflict checking procedures were followed.

B.	Supervisory Review

The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy.  Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Guideline Override Form.

V.	Client Reporting

A.	Disclosure to Advisory Clients

The Adviser will also provide a copy of this Policy and the Adviser’s Guidelines upon request from a client.
The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.  The report will generally contain the following information:

•	The name of the issuer of the security:

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Adviser cast a vote on the matter;

•	How the Adviser voted; and

•	Whether the Adviser voted for or against management.

B.	Compliance Reporting for Investment Companies

Upon request, the Adviser will provide to each investment company board of directors or trustees for which the Adviser acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including but not limited to, information required for them to meet their filing of Form NP-X.

VI.	Recordkeeping

Either the Adviser or proxy voting vendor as indicated below will maintain the following records:

•	A copy of the Policy (Adviser)

•	A copy of the Guidelines i.e. Adviser or client specific guidelines (Adviser and proxy voting vendor)

•	A copy of each proxy statement received by the Adviser regarding client securities (proxy voting vendor);

•	A record of each vote cast by the Adviser on behalf of a client (proxy voting vendor);

•
A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation  Forms and all supporting documents (Adviser);

•
A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client.  Records of oral requests for information or oral responses will not be kept. (Adviser); and

•	Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

Effective: October 5, 2004
Revised: October 1, 2009
4

VII.	Policies and Procedures Revisions

This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law.  Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law.  Such changes will be promptly distributed to all impacted personnel.

Effective: October 5, 2004
Revised: October 1, 2009
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LOOMIS | SAYLES
Proxy Voting Policies and Procedures

June 30, 2004

AMENDED
March 31, 2005
May 16, 2005
March 31, 2007
August 30, 2007
March 31, 2008
June 25, 2008
September 22, 2009
April 1, 2010
February 15, 2011
April 25, 2011
March 5, 2012
May 10, 2012
February 11, 2013
February 7, 2014
September 8, 2014

LOOMIS | SAYLES
Proxy Voting Policies and Procedures

CONTENTS

1	GENERAL	5
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10

Adjustments to Par Value of Common Stock
Annual Election of Directors
Appraisal Rights
Authority to Issue Shares ( for certain foreign issuers)
Blank Check Preferred Authorization
Chairman and CEO are the Same Person
Changing Corporate Name
Confidential Voting
Cumulative Voting
Delivery of Electronic Proxy Materials
Director Nominees in Uncontested Elections
Director Related Compensation
Election of CEO Director Nominees
Election of Mutual Fund Trustees
Equal Access
Fair Price Provisions
Golden and Tin Parachutes
Greenshoe Options
Independent Audit, Compensation and Nominating Committees
Independent Board Chairman
Majority Voting
OBRA-Related Compensation Proposals
Ratifying Auditors
Reverse Stock Splits
Right to Adjourn
Right to Call a Special Meeting
Share Cancellation Programs
Shareholder Ability to Alter the Size of the Board
Shareholder Ability to Remove Directors
Share Repurchase Programs
Stock Distributions: Splits and Dividends
White Squire Placements
Written Consent

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3	PROPOSALS USUALLY VOTED AGAINST	14

Common Stock Authorization
Director and Officer Indemnification and Liability Protection
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Shareholder Ability to Remove Directors
Share Retention By Executives
Staggered Director Elections
Stock Ownership Requirements
Supermajority Shareholder Vote Requirements
Term of Office
Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15
	401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Preemptive Rights Stock Option Plans

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16

Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control
Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections
Disclosure of Prior Government Service
Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements

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Mutual Fund Fundamental Investment Restrictions
Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State Spin-offs
Takeover Statutes
Tender Offer Defenses

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1.    GENERAL

A.Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.
Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

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3.
Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.
Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.
Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.
Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.
Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.
Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the

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Proxy Voting Policies and Procedures

Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.     Duties. The specific responsibilities of the Proxy Committee include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i)	annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including:

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)	periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	to engage and oversee third-party vendors, such as Proxy Voting Services, including:

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

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Proxy Voting Policies and Procedures

(b)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv)
in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.    Standards.

a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.
Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy

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Proxy Voting Policies and Procedures

Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.    PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

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Blank Check Preferred Authorization:

A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.
Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.
Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation

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committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed

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securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.
Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

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C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3.    PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

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Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.
Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.    Vote against dual class exchange offers and dual class recapitalizations.

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B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4.	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.
Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

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C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

5.    PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will

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the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

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Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

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Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.    Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

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Los Angeles Capital Management and Equity Research, Inc

Proxy Policy

Effective: January 1, 2012

March 27, 2012

I. INTRODUCTION

Los Angeles Capital Management and Equity Research Inc. (“Los Angeles Capital”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletin 2008-2, 29 CFR 2509.08-2 (October 17, 2008). The guidance set forth in this interpretive bulletin modifies and supersedes the guidance set forth in interpretive bulletin 94-2 (29 CFR 2509.94-2) of July 29, 1994.

II. PROXY POLICY STATEMENT

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of its clients. Los Angeles Capital has hired Glass, Lewis & Co., LLC (“Glass Lewis”) to act as an independent voting agent on its behalf. Glass Lewis provides objective proxy analysis and voting recommendations, and manages the operational end of the process, ensuring compliance with all applicable laws and regulations. The firm has not identified any conflicts of interest that would affect the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of the client.

Los Angeles Capital has developed procedures and proxy voting guidelines that outline the general principles and philosophy behind our proxy voting program. Los Angeles Capital has adopted Glass Lewis’ U.S. and International Proxy Paper Guidelines. In addition, Los Angeles Capital may also incorporate information gathered from other sources beyond Glass Lewis. The firm may conduct research internally and/or use the resources of an independent research consultant, or the firm may use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies (e.g., Fortune 500 companies).

Although we have established guidelines which were developed in conjunction with Glass Lewis, and we have a pre-determined voting policy, the firm retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote. The Proxy Committee (the “Committee”) may also be called on to vote a proxy that its third-party provider cannot. In these circumstances, three Committee member votes are required.

Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.

Limitations

Circumstances may arise, where subject to contractual obligations established by the client, Los Angeles Capital will take a limited role in voting proxies:

•
Los Angeles Capital reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

•	Los Angeles Capital will abstain from voting proxies for securities that participate in a securities lending program and are out on loan.

•	Los Angeles Capital will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

•	Los Angeles Capital may abstain from voting shares of securities with unjustifiable costs (e.g., certain non-U.S. securities).

•	The firm does not actively engage in shareholder activism , such as dialogue with management with respect to pending proxy voting issues.

Special Considerations

Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

Mutual Funds

Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

ERISA Accounts

Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

From time to time, Los Angeles Capital may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

Disclosure

Los Angeles Capital will provide all clients with a copy of the policies and procedures upon request; however, please note they may be updated periodically. In addition, clients may request at any time a copy of the firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden, Director of Operations for Los Angeles Capital at 310-479-9878 or operations@lacapm.com.

Los Angeles Capital will not disclose voting records to a third party.

III. RESPONSIBILITY AND OVERSIGHT

The firm’s Proxy Committee (the “Committee”) was established to provide oversight to the proxy voting process. The Committee is comprised of the President, Chief Investment Officer, Director of Research, Director of Operations, Director of Global Equities, and Chief Compliance Officer. The Committee is responsible for developing, implementing, and updating the firm’s proxy policy, approving and reviewing all proxy paper guidelines, voting independent proxies on a case by case basis, overseeing the third-party proxy vendor, identifying any conflicts of interest, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.

Los Angeles Capital’s Director of Operations handles the day to day administration of the proxy voting process.

IV. PROXY PROCEDURES

Los Angeles Capital has engaged Glass Lewis as its third-party voting delegate to assist with its administrative proxy functions. Despite the relationship with Glass Lewis, Los Angeles Capital retains final authority and fiduciary responsibility for proxy voting. Los Angeles Capital has verified that Glass Lewis's procedures are consistent with the firm’s policies and procedures.

Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each advisory contract or similar document. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Interpretive Bulletin 2008-2). If an advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

If a client wishes to direct how proxies are voted in their account, Los Angeles Capital can create a custom proxy policy to be implemented by Glass Lewis. However, Los Angeles Capital reserves the right to maintain its standard position on all other client accounts.

Process of Voting Proxies

Registered owners of record (e.g., the trustee or custodian bank) that receive proxy materials from the issuer or its information agent, or an ERISA plan, are instructed to sign the proxy in blank and forward it directly to Glass Lewis, the voting delegate. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time. Each proxy is then reviewed and categorized according to issues and the proposing parties. Lastly, Glass Lewis votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.

Glass Lewis has the responsibility to ensure that materials are received by Los Angeles Capital in a timely manner. In addition, Glass Lewis monitors and reconciles on a regular basis the proxies received against holdings on the record date of client accounts over which Los Angeles Capital has voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

Conflicts of Interest

Los Angeles Capital attempts to minimize the risk of conflicts by adopting the policies of an independent third party. Glass Lewis takes precautions to ensure its research is objective at all times and under all circumstances. If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report and abstain from voting the proxy. The proxy is then directed to Los Angeles Capital to vote via Glass Lewis’ online platform. In these instances the Director of Operations disseminates the proxy and all relevant information to the Committee for a vote. The firm may tap members of its Research department to research the proxy internally or to gather external information. If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital and one of its clients, the client will be notified. Upon notification, the client may issue a specific directive to Los Angeles Capital on how to vote. If the client issues a directive that clearly creates a conflict of interest for Los Angeles Capital, the client will be given the option of either (i) voting its own proxy on that issue; or (ii) turning over the decision to another independent third party to vote. If no directive is issued by the client, the Committee will vote in such a way that, in the firm’s opinion, fairly addresses the conflict in the best interest of the client.

Three Committee members are required to vote on the issue and the Director of Operations ensures the proxy is voted in a timely manner via Glass Lewis’ web portal.

V. RECORDKEEPING

Glass Lewis and Los Angeles Capital maintain all records of proxies voted pursuant to Section 204-2 of the Advisers Act. Such records include: (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass Lewis who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass Lewis who will provide a copy promptly upon request); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and any written response by Los Angeles Capital to any (written or oral) client request for such records.

ERISA Accounts

Los Angeles Capital is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. (DOL Interpretive Bulletin 2008-2) Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date;

(4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration

Proxy voting books and records will be maintained at Glass Lewis or Los Angeles Capital, in an easily accessible place for a period of five years.

MELLON CAPITAL MANAGEMENT

Proxy Voting

POLICY:
As investment advisor, Mellon Capital Management Corporation (“Mellon Capital') is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital's proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation's (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR
ACCOUNT SET-UP &

MONITORING OF ISS:
Mellon Capital's Onboarding Team has implemented procedures designed to ensure that; (1) the client's custodian is instructed to send their client's proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS' activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:
Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital's Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

MELLON CAPITAL MANAGEMENT

VOTING BNY MELLON

STOCK:
It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MELLON CAPITAL MANAGEMENT

Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY

1.
Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon's participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.
Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.
Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.
Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.
Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

MELLON CAPITAL MANAGEMENT

6.
“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.
Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.
Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.
Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

MELLON CAPITAL MANAGEMENT

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.
Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.
Charter - We maintain a Charter which lists the Committee's responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Origin Asset Management, LLP

Proxy voting policy

November 2013

The Advisers Act imposes an obligation on investment managers to vote on proxies in the best interest of their clients. Therefore the Firm will vote proxies on behalf of clients who have provided the requisite authorisation. Any proxy voting arrangements shall be approved by the Investment Team and the Compliance Officer.

The Firm must;

(a) Adopt and implement written policies and procedures that are reasonably designed to ensure that the Firm vote client securities in the best interest of clients.
(b) Disclose to clients how they may obtain information from the Firm about votes with respect to securities; and
(c) Describe to clients proxy voting policies and procedures and, upon request, provide a copy of the policies and procedures to the requesting client.

The duty of care requires the Firm to monitor corporate actions and vote client proxies. This does not necessarily mean that a failure to vote every proxy would necessarily violate fiduciary obligations. Due to the nature of some of the holdings, how they are registered, and our strategies, there will be many times when refraining from voting a proxy will be in the client's best interest. This will mainly be when it is determined that the cost of voting a proxy exceeds the expected benefit to a client.

The Firm has engaged an independent international governance research and voting service provider to enable the firm to vote stock on portfolios managed for its clients. The Firm believes that the independent third party provider has the necessary resources, in-depth knowledge and expertise to vote in the best interests of our clients and thus enables the firm to meet this key objective of the policy. The Firm can override the guideline voting recommendation of the independent international governance provider where the Firm disagrees with the guideline voting recommendation.

The Firm shall obtain from the independent international governance research and voting service provider a notification of all pending proxy vote opportunities. The Custodian will provide all proxy voting requests to the independent international governance research and voting service provider who shall make and retain these on behalf of the fund. The independent international governance research and voting service provider will notify the Custodian of all actions in respect of voting on proxies.

The Firm will notify clients of how they may obtain a copy of how the Firm voted free of charge and will provide a contact for that purpose.

Conflict of Interests in respect of voting Proxies
When the Firm has, or may have, a conflict of interest between it and its clients, or between one client and another, it must pay due regard to the interests of each customer and manage the conflict of interest fairly.

Where a conflict arises, or may arise, the Firm must not knowingly advise, or deal in the exercise of discretion, in relation to that transaction unless it takes reasonable steps to ensure fair treatment for the client. The Firm’s client agreements make a formal disclosure that such conflicts could arise (i.e. non-exclusivity), and by doing so puts the customer on notice of the possibility. This keeps the Firm within the strict letter of the rules and principles, but it is an overriding policy of the Firm that all such conflicts should be brought to the attention of the Compliance Officer in order that they may be sure that the firm’s procedures are adequate.

If an investment decision is made for any client that departs from previous advice or recorded strategy for that client or which may result in an increased risk profile for the client's portfolio, the Firm must record the reasons behind the decision. If the reasons are the same for a number of clients or transactions, only one record needs to be made. These records must be made in writing and be kept in the relevant client files.

PICTET ASSET MANAGEMENT

Proxy Voting Policy
Pictet Asset Management
March 2013

Table of Contents

1. Operational Items	2

2. Board of Directors	4

3. Capital Structure	7

4. Compensation	10

5. Other Items	11

6. Foreign Private Issuers listed on US Exchanges	14

APPENDIX I – Classification of Directors	15

Executive Director	15

Non-Independent Non-Executive Director (NED)	15

Independent NED	16

Employee Representative	16

March 2013 | PROXY VOTING POLICY | PAGE 1

1. Operational Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Financial Results/ Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
› There are concerns about the accounts presented or audit procedures used; or
› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:
› There are serious concerns about the procedures used by the auditor;
› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
› Name of the proposed auditors has not been published;
› The auditors are being changed without explanation; or
› Fees for non‐audit services exceed standard annual audit‐related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).
In circumstances where fees for non‐audit services include fees related to significant one‐time capital structure events (initial public offerings, bankruptcy emergencies, and spin‐offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non‐audit fee" category, then such fees may be excluded from the non‐audit fees considered in determining the ratio of non‐audit to audit fees.
For concerns related to the audit procedures, independence of auditors, and/or name of auditors, PAM may vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, PAM may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise PAM may vote AGAINST the auditor election.

March 2013 | PROXY VOTING POLICY | PAGE 2

ISSUE SUBJECT TO VOTE	VOTING POLICY
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
› There are serious concerns about the statutory reports presented or the audit procedures used;
› Questions exist concerning any of the statutory auditors being appointed; or
› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative	Vote FOR most stock (scrip) dividend proposals Vote AGAINST proposals that do not allow for a cash option unless management demonstrate that the cash option is harmful to shareholder value.
Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term	Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business	Vote AGAINST other business when it appears as a voting item.

March 2013 | PROXY VOTING POLICY | PAGE 3

2. Board of Directors

ISSUE SUBJECT TO VOTE	VOTING POLICY
Director Elections
Vote FOR management nominees in the election of directors, unless:
› Adequate disclosure has not been provided in a timely manner;
› There are clear concerns over questionable finances or restatements;
› There have been questionable transactions with conflicts of interest;
› There are any records of abuses against minority shareholder interests; or
› The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labour representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Vote AGAINST the election of directors of all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.
Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish Companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.
Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:
› Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company; or
› Failure to replace management as appropriate; or
› Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
[Please see the classification of Directors in Appendix 1]

March 2013 | PROXY VOTING POLICY | PAGE 4

ISSUE SUBJECT TO VOTE	VOTING POLICY
Contested Director Elections
For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, PAM will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
› Company performance relative to its peers;
› Strategy of the incumbents versus the dissidents;
› Independence of directors/nominees;
› Experience and skills of board candidates;
› Governance profile of the company;
› Evidence of management entrenchment;
› Responsiveness to shareholders;
› Whether a takeover offer has been rebuffed;
› Whether minority or majority representation is being sought.
When analyzing a contested election of directors, PAM will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. maximize long-term shareholder value).

March 2013 | PROXY VOTING POLICY | PAGE 5

ISSUE SUBJECT TO VOTE	VOTING POLICY
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is not fulfilling its fiduciary duties as evidenced by:
› A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
› Any legal proceedings, (either . civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
› Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), we may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable us to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify external auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

March 2013 | PROXY VOTING POLICY | PAGE 6

3. Capital Structure

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the ISS guidelines for the purpose being proposed; or
› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

March 2013 | PROXY VOTING POLICY | PAGE 7

ISSUE SUBJECT TO VOTE	VOTING POLICY
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers	Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

March 2013 | PROXY VOTING POLICY | PAGE 8

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Repurchase Plans
Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:
› A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);
› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
› A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.
Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. We may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:
› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
› A duration of no more than 18 months.
In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company's historical practice. However, we expect companies to disclose such limits and, in the future, may vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:
› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
› A duration of no more than 18 months.
In addition, we will vote AGAINST any proposal where:
› The repurchase can be used for takeover defences;
› There is clear evidence of abuse;
› There is no safeguard against selective buybacks; and/or
› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Re-issuance of Repurchased Shares	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value	Vote FOR requests to capitalize reserves for b onus issues of shares or to increase par value.

March 2013 | PROXY VOTING POLICY | PAGE 9

4. Compensation

ISSUE SUBJECT TO VOTE	VOTING POLICY
Compensation Plans	Vote compensation plans on a CASE-BY- CASE basis.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

March 2013 | PROXY VOTING POLICY | PAGE 10

5. Other Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Reorganizations/ Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, we review publicly available information as of the date of the report and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.
› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause us to scrutinize a deal more closely.
› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

March 2013 | PROXY VOTING POLICY | PAGE 11

ISSUE SUBJECT TO VOTE	VOTING POLICY
Related-Party Transactions
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
› The parties on either side of the transaction;
› The nature of the asset to be transferred / service to be provided;
› The pricing of the transaction (and any associated professional valuation);
› The views of independent directors (where provided);
› The views of an independent financial adviser (where appointed);
› Whether any entities party to the transaction (including advisers) are conflicted; and
› The stated rationale for the transaction, including discussions of timing.
If there is a transaction that is deemed to be problematic and that was not put to a shareholder vote, we may vote against the election of the director involved in the related-party transaction or the full board.

Anti-takeover Mechanisms	Generally vote AGAINST all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

March 2013 | PROXY VOTING POLICY | PAGE 12

ISSUE SUBJECT TO VOTE	VOTING POLICY
Social / Environmental Issues
Issues covered under the policy include a wide range of topics, including consumer and product safety, environmental and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all votes focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
› If the issues presented in the proposal are more appropriately dealt with through legislation or government regulation.;
› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
› Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
› The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

March 2013 | PROXY VOTING POLICY | PAGE 13

6. Foreign Private Issuers listed on US Exchanges
Foreign Private Issuers (“FPIs”) are defined as companies whose business is administered outside the
US, with more than 50% of assets located outside the US; a majority of whose directors / officers are not US citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the US.
Companies that are incorporated outside of the US and listed solely on US exchanges, where they qualify as FPIs, will be subject to the following policy.
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria, a majority-independent board, and the presence of an audit, a compensation and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at US companies, US compensation will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the PAM Proxy Voting Policy.
All other voting items will be evaluated according to the PAM Proxy Voting Policy.

March 2013 | PROXY VOTING POLICY | PAGE 14

APPENDIX I – Classification of Directors
Executive Director

›	Employee or executive of the company;

›	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)

›	Any director who is attested by the board to be a non-independent NED;

›	Any director specifically designated as a representative of a significant shareholder of the company;

›	Any director who is also an employee or executive of a significant shareholder of the company;

›	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

›
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

›	Government representative;

›
Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

›
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

›	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

›	Relative[1] of a current employee of the company or its affiliates;

›	Relative[1] of a former executive of the company or its affiliates;

›	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

›	Founder/co-founder/member of founding family but not currently an employee;

›	Former executive (5 year cooling off period);

›	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]

›	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

March 2013 | PROXY VOTING POLICY | PAGE 15

Independent NED

›	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative

›	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED

Footnotes:
[1]“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2]Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction
(and hence subject to the associated materiality test) rather than a professional relationship.
[3]A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 per cent of the company’s turnover or 1 per cent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value
(of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 per cent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 per cent.
[4]For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5]For purposes of director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

March 2013 | PROXY VOTING POLICY | PAGE 16

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Risks
In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.
In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

[1] The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.
Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

2     In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•
The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure
The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.	Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.	Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.
Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

SYMPHONY ASSET MANAGEMENT

Proxy Voting Guidelines Policy

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•
Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

TORTOISE CAPITAL ADVISORS, L.L.C.
PROXY VOTING POLICIES AND PROCEDURES

1.	Introduction
Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing, the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.
In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting. If there are any differences between these policies and procedures and the proxy voting policies and procedures adopted by a registered investment company client, the policies and procedures of the registered investment company client will supersede these policies and procedures.

2.	General

a.
Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.
In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed

1

appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

c.
The Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee as listed on Exhibit A hereto (the “Designated Managing Director”), is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.
The Investment Committee of the Adviser, or the Designated Managing Director, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.
All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or the Designated Managing Director, and shall be executed by a the Designated Managing Director or another portfolio team Managing Director of the Adviser or, if the proxy may be voted electronically, electronically voted by any such Managing Director of the Adviser or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest
The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the members of the Investment Committee of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

2

•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.
If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping
The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, is responsible for maintaining the following records:

•	proxy voting policies and procedures;

•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

3

Exhibit A

Managing Director of the Adviser Designated by Investment Committee
Zach Hamel

Designees for Electronic Voting of Proxies
Zach Hamel
Rob Thummel
Matt Sallee
James Mick
Braden Cielocha
Nick Holmes
Brett Castelli
Brea Schmidt

Exhibit A amended as of May 28, 2014

4

WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
Wellington Management:

1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

________________________________
                                                    1

WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES

Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the

2

WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES

vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 November 2014

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YORK CAPITAL MANAGEMENT

YORK CAPITAL MANAGEMENT GLOBAL ADVISORS, LLC
YORK REGISTERED HOLDINGS, L.P.

November 2012

15	PROCEDURE FOR PROXY VOTING AND OTHER CORPORATE ACTIONS
Rule 206(4)-6 requires that York have written policies governing proxy voting. York is required to vote proxies in a manner that furthers the best interests of its clients. York is required to disclose to clients, upon request, the way in which it votes proxies for their accounts. In addition, York must disclose its proxy voting policies to clients.
Proxy statements are forwarded to York by the custodians who hold client portfolios or via the ISS proxy system. Clients have appointed us by contract to execute and sign proxies on their behalf.
Each corporate proxy statement is reviewed by at least one Portfolio Manager. The Portfolio Manager gives instruction as to how each item is to be voted.
15.1    PROXY VOTING POLICIES AND PROCEDURES
The Firm has adopted proxy voting policies and procedures, to guide York's exercise of this responsibility on behalf of the Funds and other clients. Information on the proxy voting record of YRH with respect to the Registered Funds is available upon request and posted periodically with the SEC in accordance with Investment Company Act requirements.
The Firm generally votes proxies in accordance with the Portfolio Manager's determination of what outcome is in the best interest of the particular Fund. The Firm's accounting department keeps a record of each vote and a brief explanation for the vote for a period of six years. Compliance will spot check to ensure that the proxies are being voted and that a record of each vote is maintained.
Voting is subject to the advisory agreements of the respective Funds and managed accounts. With respect to shareholder governance, covenants, social issues and other votes, it is the policy of York to discuss each of these votes and issues in order to determine its position on a case by case basis. York may, upon occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues to the individual monitoring that investment. Each PM considers the vote and votes as he determines is best for that particular fund. The Firm uses a product from ISS/Risk Metrics to keep track of and document the particular vote.
York seeks to identify conflicts it may have in voting proxies. In the event of a conflict, York will either: a. abstain from voting if the vote is not likely to be affected; b. retain an disinterested third party adviser to advise on the vote; c. vote the shares in proportion to other “yes” and “no” votes received by the issuer; d. in the case of a Registered Fund, vote the shares as directed by a committee of independent directors; or e. take such other actions, as may be appropriate in the particular context.
15.2    OTHER CORPORATE ACTIONS
York is responsible for responding to corporate actions, including notices of class action litigation on behalf of shareholders, with regard to certain advisory clients, including the Registered Funds. As a fiduciary, York must respond timely to certain corporate actions. The York staff member responsible for handling corporate actions will contact (or provide a copy of the corporate action) to the appropriate Portfolio Manager to determine whether the Firm will respond to the corporate action. If it is concluded that the corporate action requires a response, a York staff member will ensure that the filing deadline is met and will maintain a log of all such corporate actions. Copies of corporate actions will be maintained in a centralized file in accordance with usual book and recordkeeping procedures.

15.3    DISCLOSURES OF PROXY VOTING AND POLICIES
Investment advisers and investment companies are required to disclose their proxy policies and procedures, and to make available, upon request, their proxy voting record. Proxy voting records of registered investment companies are required to be filed with the SEC. Information on York's proxy voting policies is contained in the ADV Part 2A of YGA and in the offering documents of the Registered Funds. Information regarding the Firm's voting record will be available to investors upon request. With regard to the Registered Funds, the voting record will also be available on the SEC's website.

PART C. OTHER INFORMATION
Item 28. Exhibits.

(a)	(1)	Articles of Amendment and Restatement dated 05/15/2012 – Filed as Ex-99.(a)(1)a on 06/13/2012 (Accession No. 0001144204-12-034634)

	(2)	Articles Supplementary dated 11/26/2012 Filed as Ex-99 (a)(2) on 12/13/2012 (Accession No. 0001144204-12-067870)

	(3)	Articles Supplementary dated 02/06/2013 -- Filed as Ex-99-(a)(3) on 02/28/2013 (Accession No. 0000898745-13-000071)

	(4)	Articles of Amendment dated 03/01/2013 -- Filed as Ex-99 (a)(4) on 07/19/2013 (Accession No. 0000898745-13-000596)

	(5)	Articles Supplementary dated 05/29/2013-- Filed as Ex-99 (a)(5) on 07/19/2013 (Accession No. 0000898745-13-000596)

	(6)	Articles Supplementary dated 09/04/2013-- Filed as Ex-99 (a)(6) on 09/27/2013 (Accession No. 0000898745-13-000708)

	(7)	Articles Supplementary dated 11/18/2013-- Filed as Ex-99 (a)(1) on 12/27/2013 (Accession No. 0000898745-13-000816)

	(8)	Articles Supplementary dated 04/14/2014 – Filed as Ex-99 (a)(8) on 05/29/2014 (Accession No. 0000898745-14-000592)

	(9)	Articles Supplementary dated 06/19/2014 – Filed as Ex-99 (a)(9) on 08/28/2014 (Accession No. 0000898745-14-000787)

	(10)	Articles Supplementary dated 07/16/2014 – Filed as Ex-99 (a)(10) on 08/28/2014 (Accession No. 0000898745-14-000787)

	(11)	Articles Supplementary dated 10/14/2014 – Filed as Ex-99 (a)(11) on 10/15/2014 (Accession No. 0000898745-14-000996)

(b)	(1)	By-laws effective 09/10/2014 – Filed as Ex-99 (b) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(2)	Form of by-laws effective _______________ – Filed as Ex-99 (b)(2) on 10/15/2014 (Accession No. 0000898745-14-000996)

(c)	These have been previously filed as noted in response to Items 28(a) and 28(b).

(d)	(1)	Amended and Restated Management Agreement dated November 1, 2014 – Filed as Ex-99.(d)(1) on 11/24/2014 (Accession No. 0000898745-14-001065)

	(2)	a.	AllianceBernstein Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(5)d on 03/16/2010 (Accession No. 0000898745-10-000157)

		b.	American Century Amended & Restated Sub-Advisory Agreement dated 03/08/2010 – Filed as Ex-99 (d)(2)d on 05/04/2010 (Accession No. 0000898745-10-000277)

		c.	AQR Capital Management, LLC/CNH Partners, LLC Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99 (d)(4)a on 12/30/2011 (Accession No. 0001144204-11-072069)

		d.	Barrow, Hanley, Mewhinney & Strauss, LLC Amended and Restated Sub-Advisory Agreement dated 12/19/2011 – Filed as Ex-99 (d)(6)a on 02/28/2012 (Accession No. 0001144204-12-011673)

e.	BlackRock Financial Management, Inc. Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(6)b on 03/16/2010 (Accession No. 0000898745-10-000157)

f.	Brookfield Investment Management Corporation Sub-Advisory Agreement dated 02/03/2012 – Filed as Ex-99 (d)(8)a on 02/28/2012 (Accession No. 0001144204-12-011673)

g.	Brown Investment Advisory Incorporated Sub-Advisory Agreement dated 09/14/2010 Filed as Ex-99 (d)(2)g on 12/13/12 (Accession No. 0001144204-12-067870)

h.	Causeway Capital Management LLC Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(8)b on 03/16/2010 (Accession No. 0000898745-10-000157)

i.	ClearBridge Advisors, LLC Sub-Advisory Agreement dated 10/01/2009 – Filed as Ex-99.(d)(9)a on 12/18/2009 (Accession No. 0000898745-09-000546)

j.	Cliffwater Amended and Restated Sub-Advisory Consulting Agreement dated 11/1/14 – Filed as Ex-99. (d)(2)j on 11/24/2014 (Accession No. 0000898745-14-001065)

k.	Colonial First State Asset Management (Australia) Limited Sub-Advisory Agreement dated 11/06/2013 – Filed as Ex-99 (d)(2)k on 12/27/2013 (Accession No. 0000898745-13-000816)

l.	Columbus Circle Investors Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(10)e on 03/16/2010 (Accession No. 0000898745-10-000157)

m.	Credit Suisse Sub-Advisory Agreement dated 03/16/2010 – Filed as Ex D11A on 07/29/2010 (Accession No. 0000898745-10-000394)

n.	DDJ Capital Management, LLC Sub-Advisory Agreement dated 10/09/2012 Filed as Ex-99 (d)(2)m on 12/13/2012 (Accession No. 0001144204-12-067870)

o.	Dimensional Fund Advisors Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(11)b on 03/16/2010 (Accession No. 0000898745-10-000157)

p.	Edge Asset Management Sub-Advisory Agreement dated 06/06/2011 – Filed as Ex-99.(a)(15)a on 06/13/2012 (Accession No. 0001144204-12-034634)

q.	Emerald Advisors, Inc. Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(13)B on 03/16/2010 (Accession No. 0000898745-10-000157)

r.	Finisterre Capital LLP Sub-Advisory Agreement dated 05/06/2013 Filed as Ex-99 (d)(2)q on 07/19/2013 (Accession No. 0000898745-13-000596)

s.	Goldman Sachs Asset Management, L.P. Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(15)f on 03/16/2010 (Accession No. 0000898745-10-000157)

t.	Graham Capital Management, L.P. Sub-Advisory Agreement dated 04/07/2014 – Filed as Ex-99 (d)(2)t on 05/29/2014 (Accession No. 0000898745-14-000592)

u.	Guggenheim Investment Management, LLC Sub-Advisory Agreement dated 09/16/2009 – Filed as Ex-99.D(15)a on 10/07/2009 (Accession No. 0000898745-09-000489)

v.	Guggenheim Partners Asset Management, LLC Sub-Advisory Agreement dated 01/18/2012 Filed as Ex-99 (d)(20)a on 05/11/2012 (Accession No. 0001144204-12-028046)

w.	Jennison Sub-Advisory Agreement dated 03/16/2010 – Filed as Ex D20A on 07/29/2010 (Accession No. 0000898745-10-000394)

x.	JP Morgan Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(18)d on 03/16/2010 (Accession No. 0000898745-10-000157)

y.	Loomis, Sayles & Company, L.P. Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99 (d)(24)a on 12/30/2011 (Accession No. 0001144204-11-072069)

z.	Los Angeles Capital Management and Equity Research, Inc. Amended & Restated Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99 (d)(23)a on 12/30/2011 (Accession No. 0001144204-11-072069)

aa.	Mellon Capital Amended & Restated Sub-Advisory Agreement dated 12/31/2009 – Filed as Ex-99.(D)(21)e on 03/16/2010 (Accession No. 0000898745-10-000157)

bb.	Neuberger Berman Fixed Income LLC Amended & Restated Sub-Advisory Agreement dated 05/04/2009 – Filed as Ex-99.D(18)b on 10/07/2009 (Accession No. 0000898745-09-000489)

cc.	(1) Origin Asset Management LLP Sub-Advisory Agreement dated 06/03/2014 – Filed as Ex-99 (h)(9)e on 06/05/2014 (Accession No. 0000898745-14-000628)

(2) Form of Origin Asset Management LLP Amended & Restated Sub-Advisory Agreement dated ____________ – Filed as Ex-99 (d)(2)dd(2) on 10/15/2014 (Accession No. 0000898745-14-000996)

dd.	Pacific Investment Management Company LLC Amended & Restated Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99 (d)(27)a on 12/30/2011 (Accession No. 0001144204-11-072069)

ee.	Pictet Asset Management SA Sub-Advisory Agreement dated 01/09/2014 – Filed as Ex-99 (d)(2)ee on 02/27/2014 (Accession No. 0000898745-14-000071)

ff.	Post Advisory Group, LLC Sub-Advisory Agreement dated 01/11/2013 -- Filed as Ex-99-(l)(67) on 02/28/2013 (Accession No. 0000898745-13-000071)

gg.	Principal Global Investors, LLC Amended & Restated Sub-Advisory Agreement dated 11/01/2014 – Filed as Ex-99. (d)(2)hh on 11/24/2014 (Accession No. 0000898745-14-001065)

hh.	(1) Principal Real Estate Investors, LLC Amended & Restated Sub-Advisory Agreement dated 02/03/2012 Filed as Ex-99 (d)(32)a on 05/11/2012 (Accession No. 0001144204-12-028046)

(2) Form of Principal Real Estate Investors, LLC Amended & Restated Sub-Advisory Agreement dated _________ – Filed as Ex-99 (d)(2)ii(2) on 10/15/2014 (Accession No. 0000898745-14-000996)

ii.	Robert W. Baird & Co. Inc. Sub-Advisory Agreement dated 01/06/2014 – Filed as Ex-99 (d)(2)jj on 02/27/2014 (Accession No. 0000898745-14-000071)

jj.	Form of Sawgrass Asset Management LLC Sub-Advisory Agreement dated _________________ *

kk.	Spectrum Asset Management, Inc. Amended & Restated Sub-Advisory Agreement dated 03/14/2014 – Filed as Ex-99 (d)(2)nn on 03/28/2014 (Accession No. 0000898745-14-000513)

ll.	Stone Harbor Investment Partners LP Sub-Advisory Agreement dated 03/30/2012 – Filed as Ex-99.(d)(36)a on 06/13/2012 (Accession No. 0001144204-12-034634)

mm.	Symphony Asset Management LLC Sub-Advisory Agreement dated 10/01/2014 *

nn.	T. Rowe Price Associates, Inc. Amended & Restated Sub-Advisory Agreement dated 04/01/2012 – Filed as Ex-99.(d)(38)a on 06/13/2012 (Accession No. 0001144204-12-034634)

oo.	Tortoise Capital Advisors, LLC Amended & Restated Sub-Advisory Agreement dated 01/01/2013 -- Filed as Ex-99-(d)(3)oo on 02/28/2013 (Accession No. 0000898745-13-000071)

pp.	Vaughan Nelson Investment Management, LP Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(35)b on 03/16/2010 (Accession No. 0000898745-10-000157)

qq.	W. H. Reaves Amended & Restated Sub-Advisory Agreement dated 01/01/2014 – Filed as Ex-99 (d)(2)tt on 02/27/2014 (Accession No. 0000898745-14-000071)

rr.	Wellington Management Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99 (d)(41) on 12/30/2011 (Accession No. 0001144204-11-072069)

ss.	Westwood Management Corporation Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(37)B on 03/16/2010 (Accession No. 0000898745-10-000157)

tt.	William Blair & Company L.L.C. Sub-Advisory Agreement dated 12/27/2013 – Filed as Ex-99 (d)(2)ww on 02/27/2014 (Accession No. 0000898745-14-000071)

uu.	York Registered Holdings, L.P. Sub-Advisory Agreement dated 07/23/2013 – Filed as Ex-99(d)(2)ww on 10/31/2013 (Accession No. 0000898745-13-000729)

(e)	(1)
Amended & Restated Distribution Agreement for Class A, Class B, Class C, Class J, Class P, Class S, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class R-6 and Institutional Class Shares dated 09/10/2014 – Filed as Ex-99 (e)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(2)	a.
Form of Selling Agreement dated 09/26/2014 for Classes A, B, C, J, Institutional, P, R-1, R-2, R-3, R-4, R-5 and R-6 Class Shares – Filed as Ex-99 (e)(2)d on 09/26/2014 (Accession No. 0000898745-14-000909)

		c.	Amendment to Selling Agreement for Class S -- Filed as Ex-99(e)(2)c on 12/27/2013 (Accession No. 0000898745-13-000816)

(f)	N/A

(g)	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 – Filed as Ex-99 (g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)

(h)	(1)
Amended and Restated Transfer Agency Agreement for Class A, Class B, Class C, Class J, Class P, Class S, Institutional Class, Class R-6 and Plan Class Shares dated 09/10/2014 – Filed as Ex-99 (h)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(2)	Amended & Restated Shareholder Services Agreement dated 1/12/2007 – Filed as Ex-99.H on 12/14/2007 (Accession No. 0000898745-07-000184)

	(3)	Investment Service Agreement dated 10/31/2002 – Filed as Ex (h)(3)c on 12/30/2002 (Accession No. 0001126871-02-000036)

	(4)	Amended & Restated Administrative Services Agreement dated 05/01/2010 – Filed as Ex (h)(5)a on 07/29/2010 (Accession No. 0000898745-10-000394)

	(5)	Amended & Restated Service Agreement dated 05/01/2010 – Filed as Ex (h)(6)a on 07/29/2010 (Accession No. 0000898745-10-000394)

	(6)	Amended & Restated Service Sub-Agreement dated 9/30/2005 – Filed as Ex-99.A on 11/22/2005 (Accession No. 0000870786-05-000263)

	(7)	Principal Funds, Inc. – Contractual Fee Waiver Agreement (12b-1) dated 09/09/2014 *

	(8)	Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. Interfund Lending Agreement dated 06/12/2014 – Filed as Ex-99 (h)(8) on 10/15/2014 (Accession No. 0000898745-14-000996)

	(9)	a.	Principal Funds, Inc. -- Contractual Fee Limit/Waiver Agreement dated 11/01/2014 – Filed as Ex-99. (h)(9)a on 11/24/2014 (Accession No. 0000898745-14-001065)

		b.	Form of Principal Funds, Inc. -- Contractual Fee Limit/Waiver Agreement dated _____________ – Filed as Ex-99 (h)(9)c on 10/15/2014 (Accession No. 0000898745-14-000996)

(i)	Legal Opinion *

(j)	(1)	Consent of Auditors *

	(2)	Rule 485(b) Opinion *

	(3)	Powers of Attorney *

(k)	N/A

(l)	(1)	Initial Capital Agreement dated 04/26/1993– Filed as Ex-99.(b)(13) on 04/12/1996 (Accession No. 0000898745-96-000012)

	(2)	Initial Capital Agreements dated 11/17/1997 – Filed as Ex-99.L2 and Ex-99.L3 on 09/22/2000 (Accession No. 0000898745-00-500024)

	(3)	Initial Capital Agreements – Filed as Ex-99.L4-L38 on 12/05/2000 (Accession No. 0000898745-00-000021)

	(4)	Initial Capital Agreement dated 12/30/2002 – Filed as Ex-99.L39 on 12/30/2002 (Accession No. 0001126871-02-000036)

	(5)	Initial Capital Agreements dated 12/29/2003 & 12/30/2003 – Filed as Ex-99.L40 and Ex-99.L41 on 02/26/2004 (Accession No. 0001127048-04-000033)

	(6)	Initial Capital Agreement dated 06/01/2004 – Filed as Ex-99.L42 on 07/27/2004 (Accession No. 0000870786-04-000163)

	(7)	Initial Capital Agreement dated 11/01/2004 – Filed as Ex-99.L43 on 12/13/2004 (Accession No. 0000870786-04-000242)

	(8)	Initial Capital Agreement dated 12/29/2004 – Filed as Ex-99.L44 on 02/28/2005 (Accession No. 0000870786-05-000065)

	(9)	Initial Capital Agreement dated 03/01/2005 – Filed as Ex-99.L45 on 05/16/2005 (Accession No. 0000870786-05-000194)

	(10)	Initial Capital Agreement dated 06/28/2005 – Filed as Ex-99.L46 on 11/22/2005 (Accession No. 0000870786-05-000263)

	(11)	Initial Capital Agreement dated 03/01/2006 – Filed as Ex-99.L47 on 10/20/2006 (Accession No. 0000898745-06-000160)

	(12)	Initial Capital Agreement dated 01/10/2007 – Filed as Ex-99.L48 on 02/20/2008 (Accession No. 0000950137-08-002501)

	(13)	Initial Capital Agreement dated 10/01/2007 and 02/29/2008 – Filed as Ex-99.L49 and Ex-99.L50 on 03/28/2008 (Accession No. 0000898745-08-000017)

	(14)	Initial Capital Agreement dated 05/01/2008 – Filed as Ex-99.L51 on 07/17/2008 (Accession No. 0000009713-08-000060)

	(15)	Initial Capital Agreement dated 09/30/2008 – Filed as Ex-99.L52 on 12/12/2008 (Accession No. 0000898745-08-000166)

(16)	Initial Capital Agreements dated 12/15/2008 – Filed as Ex-99.L53 on 12/31/2008 (Accession No. 0000898745-08-000184)

(17)	Initial Capital Agreements dated 03/02/2009 – Filed as Ex-99.L54 and Ex-99.L55 on 10/29/2010 (Accession No. 0000898745-10-000490)

(18)	Initial Capital Agreement dated 12/30/2009 – Filed as Ex-99.L56 on 10/29/2010 (Accession No. 0000898745-10-000490)

(19)	Initial Capital Agreement dated 03/01/2010 – Filed as Ex-99.L57 on 10/29/2010 (Accession No. 0000898745-10-000490)

(20)	Initial Capital Agreement dated 03/16/2010 – Filed as Ex-99.L58 on 10/29/2010 (Accession No. 0000898745-10-000490)

(21)	Initial Capital Agreement dated 07/12/2010 – Filed as Ex-99.L59 on 10/29/2010 (Accession No. 0000898745-10-000490)

(22)	Initial Capital Agreement dated 09/27/2010 – Filed as Ex-99.L60 on 01/06/2011 (Accession No. 0000898745-11-000010)

(23)	Initial Capital Agreement dated 12/29/2010 – Filed as Ex-99.L61 on 02/23/2011 (Accession No. 0000898745-11-000040)

(24)	Initial Capital Agreement dated 06/06/2011 – Filed as Ex-99.L62 on 10/12/2011 (Accession No. 0000898745-11-000711)

(25)	Initial Capital Agreement dated 10/24/2011 – Filed as Ex-99.L63 on 12/30/2011 (Accession No. 0001144204-11-072069)

(26)	Initial Capital Agreement dated 03/01/2012 – Filed as Ex-99.L64 on 06/13/2012 (Accession No. 0001144204-12-034634)

(27)	Initial Capital Agreements dated 06/14/2012 – Filed as Ex-99.L65 and Ex-99.L66 on 07/16/2012 (Accession No. 0001144204-12-039659)

(28)	Initial Capital Agreement dated 12/28/2012 – Filed as Ex-99.L67 on 02/28/2013 (Accession No. 0000898745-13-000071)

(29)	Initial Capital Agreement dated 03/01/2013 Filed as Ex-99.L68 on 05/07/2013 (Accession No. 0000898745-13-000459)

(30)	Initial Capital Agreement dated 03/14/2014 (Capital Securities Fund) – Filed as Ex-99.L69 on 03/28/2014 (Accession No. 0000898745-14-000513)

(31)	Initial Capital Agreement dated 09/30/2013 (Blue Chip and Global Opportunities) – Filed as Ex-99.L70 on 10/31/2013 (Accession No. 0000898745-13-000729)

(32)	Initial Capital Agreement dated 12/30/2013 (Opportunistic Municipal) – Filed as Ex-99.L71 on 02/27/2014 (Accession No. 0000898745-14-000071)

(33)	Initial Capital Agreement dated 06/03/2014 (share class additions) – Filed as Ex-99.L72 on 06/20/2014 (Accession No. 0000898745-14-000687)

(34)	Initial Capital Agreement dated 06/11/2014 (International Small Company) – Filed as Ex-99.L73 on 06/20/2014 (Accession No. 0000898745-14-000687)

(35)	Initial Capital Agreement dated 09/10/2014 (Explorer Funds) – Filed as Ex-99.L74 on 09/26/2014 (Accession No. 0000898745-14-000909)

	(36)	Initial Capital Agreement dated 09/30/2014 (Principal LifeTime Hybrids - Instl) – Filed as Ex-99.L75 on 10/15/2014 (Accession No. 0000898745-14-000996)

	(37)	Initial Capital Agreement dated 11/25/2014 (Class R-6 - 6 Funds) *

(m)	Rule 12b-1 Plan

	(1)	Class A Distribution Plan and Agreement dated 09/10/2014 – Filed as Ex-99 (m)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(2)	Class B Plan – Amended & Restated dated 12/14/2010 – Filed as Ex-99.(m)(2)c on 07/11/2011 (Accession No. 0000898745-11-000480)

	(3)	Class C Distribution Plan and Agreement dated 09/30/2013 -- Filed as Ex-99.(m)(3)c on 10/31/2013 (Accession No. 0000898745-13-000729)

	(4)	Class J Plan – Amended & Restated dated 12/30/2013 – Filed as Ex-99 (m)(4) on 02/27/2014 (Accession No. 0000898745-14-000071)

	(5)	Class R-1 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99(m)(5)a on 05/11/2012 (Accession No. 0001144204-12-028046)

	(6)	Class R-2 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(6)a on 05/11/2012 (Accession No. 0001144204-12-028046)

	(7)	a.	Class R-3 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(7)a on 05/11/2012 (Accession No. 0001144204-12-028046)

		b.	Form of Class R-3 Plan – Amended & Restated Distribution Plan and Agreement dated _____________ – Filed as Ex-99 (m)(7)b on 06/20/2014 (Accession No. 0000898745-14-000687)

	(8)	Class R-4 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(8)a on 05/11/2012 (Accession No. 0001144204-12-028046)

(n)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 dated 09/10/2014 – Filed as Ex-99 (n) on 09/26/2014 (Accession No. 0000898745-14-000909)

(o)	Reserved.

(p)	Code of Ethics
	(1)	Alliance Bernstein Code of Ethics dated 07/2014 – Filed as Ex-99. (p)(1) on 11/24/2014 (Accession No. 0000898745-14-001065)

	(2)	American Century Investment Management Code of Ethics dated 2013 -- Filed as Ex-99(p)(2) on 10/31/2013 (Accession No. 0000898745-13-000729)

	(3)	AQR Capital Management, LLC/CNH Partners, LLC Code of Ethics dated 09/13/2012 Filed as Ex-99 (p)(3) on 12/13/2012 (Accession No. 0001144204-12-067870)

	(4)	The Bank of New York Mellon Code of Ethics dated 02/10/2014 – Filed as Ex-99 (p)(4) on 06/20/2014 (Accession No. 0000898745-14-000687)

	(5)	Barrow Hanley Code of Ethics dated 12/31/2011 – Filed as Ex-99 (p)(5) on 02/28/2012 (Accession No. 0001144204-12-011673)

	(6)	BlackRock Code of Ethics dated 04/04/2014 – Filed as Ex-99 (p)(6) on 09/26/2014 (Accession No. 0000898745-14-000909)

(7)	Brookfield Investment Management Inc./AMP Capital Brookfield (US) LLC Code of Ethics dated 08/20/13 – Filed as Ex-99 (p)(7) on 12/27/2013 (Accession No. 0000898745-13-000816)

(8)	Brown Investment Advisory Incorporated Code of Ethics dated 08/2011 - Filed as Ex-99 (p)(7) on 12/30/2011 (Accession No. 0001144204-11-072069)

(9)	Causeway Capital Management LLC Code of Ethics dated 07/01/2013 – Filed as Ex-99 (p)(9) on 12/27/2013 (Accession No. 0000898745-13-000816)

(10)	Clearbridge Advisors Code of Ethics dated 06/08/2010 – Filed as Ex-99.P(8) on 10/29/2010 (Accession No. 0000898745-10-000490)

(11)	Cliffwater LLC Code of Ethics dated 09/01/2014 – Filed as Ex-99. (p)(11) on 11/24/2014 (Accession No. 0000898745-14-001065)

(12)	Colonial First State Asset Management (Australia) Limited Code of Ethics dated 05/2014 – Filed as Ex-99 (p)(12) on 09/26/2014 (Accession No. 0000898745-14-000909)

(13)	Columbus Circle Investors Code of Ethics dated 05/08/2014 – Filed as Ex-99 (p)(13) on 09/26/2014 (Accession No. 0000898745-14-000909)

(14)	Credit Suisse Asset Management LLC Code of Ethics dated 05/19/2014 – Filed as Ex-99 (p)(14) on 09/26/2014 (Accession No. 0000898745-14-000909)

(15)	DDJ Capital Management, LLC Code of Ethics dated 10/10/13 – Filed as Ex-99 (d)(p)(15) on 02/27/2014 (Accession No. 0000898745-14-000071)

(16)	Dimensional Fund Advisors Code of Ethics dated 03/01/2013 – Filed as Ex-99 (p)(16) on 12/27/2013 (Accession No. 0000898745-13-000816)

(17)	Edge Asset Management Code of Ethics dated 08/30/2012 Filed as Ex-99 (p)(16) on 12/13/2012 (Accession No. 0001144204-12-067870)

(18)	Emerald Advisers Inc. Code of Ethics dated 12/17/2012 -- Filed as Ex-99-(p)(17) on 02/28/2013 (Accession No. 0000898745-13-000071)

(19)	Finisterre Capital LLP Code of Ethics dated 10/02/2013 – Filed as Ex-99 (p)(19) on 12/27/2013 (Accession No. 0000898745-13-000816)

(20)	Goldman Sachs Code of Ethics dated 11/17/2010 – Filed as Ex-99 (p)(17) on 10/12/2011 (Accession No. 0000898745-11-000711)

(21)	Graham Capital Management, L.P. Code of Ethics dated 07/2013 – Filed as Ex-99 (p)(21) on 03/28/2014 (Accession No. 0000898745-14-000513)

(22)	Guggenheim Partners Investment Management, LLC Code of Ethics dated 05/2014 – Filed as Ex-99 (p)(22) on 06/20/2014 (Accession No. 0000898745-14-000687)

(23)	Jennison Code of Ethics dated 10/31/2013 – Filed as Ex-99 (d)(p)(23) on 02/27/2014 (Accession No. 0000898745-14-000071)

(24)	JP Morgan Code of Ethics dated 07/11/2014 – Filed as Ex-99 (p)(24) on 09/26/2014 (Accession No. 0000898745-14-000909)

(25)	Loomis, Sayles & Company L.P. Code of Ethics dated 10/16/2013 – Filed as Ex-99 (d)(p)(25) on 02/27/2014 (Accession No. 0000898745-14-000071)

(26)	Los Angeles Capital Management and Equity Research, Inc. Code of Ethics dated 09/06/2013 – Filed as Ex-99 (p)(27) on 12/27/2013 (Accession No. 0000898745-13-000816)

(27)	Montag & Caldwell, Inc. Code of Ethics dated 10/21/2013 – Filed as Ex-99 (d)(p)(27) on 02/27/2014 (Accession No. 0000898745-14-000071)

(28)	Neuberger Berman Code of Ethics dated 09/2011 – Filed as Ex-99 (p)(26) on 12/30/2011 (Accession No. 0001144204-11-072069)

(29)	Origin Asset Management, LLP Code of Ethics dated 05/2013 – Filed as Ex-99 (p)(30) on 05/29/2014 (Accession No. 0000898745-14-000592)

(30)	Pacific Investment Management Company LLC Code of Ethics dated 03/2014 – Filed as Ex-99 (p)(30) on 06/20/2014 (Accession No. 0000898745-14-000687)

(31)	Pictet Asset Management SA Code of Ethics dated 07/2013 – Filed as Ex-99 (d)(p)(30) on 02/27/2014 (Accession No. 0000898745-14-000071)

(32)	Post Advisory Group, LLC Code of Ethics dated 06/2014 – Filed as Ex-99 (p)(32) on 09/26/2014 (Accession No. 0000898745-14-000909)

(33)
Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Management Corporation, Principal Financial Advisors, Inc., and Principal Funds Distributor Code of Ethics dated 03/31/2014 – Filed as Ex-99 (p)(33) on 06/27/2014 (Accession No. 0000898745-14-000698)

(34)	Principal Global Investors/Principal Real Estate Investors Code of Ethics dated 10/01/2013 -- Filed as Ex-99.(p)(34) on 04/04/2014 (Accession No. 0000898745-14-000530)

(35)	Robert W. Baird & Co. Inc. Code of Ethics dated 08/21/2014 – Filed as Ex-99. (p)(35) on 11/24/2014 (Accession No. 0000898745-14-001065)

(36)	Sawgrass Asset Management LLC Code of Ethics dated 08/2013 *

(37)	Spectrum Code of Ethics dated 2011 – Filed as Ex-99 (p)(33) on 02/28/2012 (Accession No. 0001144204-12-011673)

(38)	Stone Harbor Investment Partners LP Code of Ethics dated 03/2011 Filed as Ex-99 (p)(34) on 05/11/2012 (Accession No. 0001144204-12-028046)

(39)	Symphony Asset Management LLC (wholly owned subsidiary of Nuveen Investments, Inc.) Code of Ethics dated 01/2013 -- Filed as Ex-99(p)(38) on 10/31/2013 (Accession No. 0000898745-13-000729)

(40)	T. Rowe Price Code of Ethics dated 07/01/2014 – Filed as Ex-99 (p)(39) on 09/26/2014 (Accession No. 0000898745-14-000909)

(41)	Tortoise Capital Advisors LLC Code of Ethics dated 05/28/2014 – Filed as Ex-99 (p)(40) on 09/26/2014 (Accession No. 0000898745-14-000909)

(42)	Vaughan-Nelson Code of Ethics dated 02/21/14 – Filed as Ex-99 (p)(41) on 06/20/2014 (Accession No. 0000898745-14-000687)

(43)	W. H. Reaves Code of Ethics dated 07/18/2011 – Filed as Ex-99 (p)(40) on 02/28/2012 (Accession No. 0001144204-12-011673)

(44)	Wellington Management Code of Ethics dated 08/01/2013 -- Filed as Ex-99(p)(45) on 10/31/2013 (Accession No. 0000898745-13-000729)

(45)	Westwood Management Corporation Code of Ethics dated 07/18/2013 – Filed as Ex-99 (p)(46) on 12/27/2013 (Accession No. 0000898745-13-000816)

(46)	William Blair & Company L.L.C. Code of Ethics dated 04/29/2014 – Filed as Ex-99 (p)(45) on 09/26/2014 (Accession No. 0000898745-14-000909)

(47)	York Capital Management Global Advisors, LLC Code of Ethics dated 01/2014 – Filed as Ex-99 (p)(46) on 06/20/2014 (Accession No. 0000898745-14-000687)

*	Filed herein.
**	To be filed by amendment.
Item 29.    Persons Controlled by or Under Common Control with Registrant
The Registrant does not control and is not under common control with any person.
Item 30.    Indemnification
Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.    Was committed in bad faith; or
2.    Was the result of active and deliberate dishonesty; or
(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business or Other Connections of Investment Adviser
Principal Management Corporation ("PMC") serves as investment adviser and administrator for Principal Variable Contracts Funds, Inc. ("PVC") and Principal Funds, Inc. ("PFI"). PVC and PFI are funds sponsored by Principal Life Insurance Company. PMC also provides the investment committee of Principal Trust Company (“PTC”), a member of the Principal Financial Group, advisory services relating to PTC's collective investment trusts.
A complete list of the officers and directors of the investment adviser, PMC, are set out below along with other employment with which that person has been engaged. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant. For these people, the information as set out in the Statement of Additional Information (See Part B) under the caption "Management Incorporation" is incorporated by reference.

NATURE OF RELATIONSHIP
	NAME & OFFICE		(INVESTMENT ADVISER
	WITH	OTHER COMPANY & PRINCIPAL	OFFICER'S OFFICE WITH
	INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)

	Patricia A. Barry	Principal Life Insurance Company (1)	Counsel/Assistant Corporate
	Assistant Secretary		Secretary

*	Michael J. Beer	Principal Life Insurance Company (1)	See Part B
Executive Vice President/
Chief Operating Officer and Director

*	Tracy W. Bollin	Principal Funds Distributor, Inc. (2)	See Part B
	Chief Financial Officer and	and Princor Financial Services
	Director	Corporation (1)

*	David J. Brown	Principal Life Insurance Company (1)	See Part B
Senior Vice President

*	Teresa M. Button	Principal Life Insurance Company (1)	See Part B
Vice President and Treasurer

	Gregory B. Elming	Principal Life Insurance Company (1)	Senior Vice President and
	Director		Chief Risk Officer

*	Nora M. Everett	Principal Life Insurance Company (1)	See Part B
President and
Chairman of the Board

	Stephen G. Gallaher	Principal Life Insurance Company (1)	Assistant General Counsel
Assistant General Counsel and
Assistant Secretary

*	Ernest H. Gillum	Principal Life Insurance Company (1)	See Part B
Vice President and Chief
Compliance Officer

	Kelly A. Grossman	Principal Life Insurance Company (1)	Portfolio Investment Strategist
Vice President

	Patrick A. Kirchner	Principal Life Insurance Company (1)	Assistant General Counsel
Assistant General Counsel

*	Jennifer A. Mills	Principal Life Insurance Company (1)	See Part B
Counsel

11

NATURE OF RELATIONSHIP
	NAME & OFFICE		(INVESTMENT ADVISER
	WITH	OTHER COMPANY & PRINCIPAL	OFFICER'S OFFICE WITH
	INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)

*	Layne A. Rasmussen	Principal Life Insurance Company (1)	See Part B
Vice President and
Controller - Principal Funds

*	Michael D. Roughton	Principal Life Insurance Company (1)	See Part B
Senior Vice President and
Counsel

	Karen E. Shaff	Principal Life Insurance Company (1)	Executive Vice President,
	Executive Vice President,		General Counsel & Secretary
General Counsel and Secretary

*	Adam U. Shaikh	Principal Life Insurance Company (1)	See Part B
Counsel

	Randy L. Welch	Principal Financial Advisors, Inc. (1)	President
Senior Vice President

*	Dan L. Westholm	Principal Financial Advisors, Inc. (1)	See Part B
Assistant Vice President/Treasury

	(1)	Des Moines, IA 50392

	(2)	1100 Investment Boulevard
El Dorado Hills, CA 95762-5710
Item 32.    Principal Underwriters

(a)
Principal Funds Distributor, Inc. ("PFD") acts as principal underwriter for Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by American General Life Insurance Company and The United States Life Insurance Company in the City of New York, through their respective separate accounts.

(b) (1)	(2)	(3)
Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (PFD)	with the Fund

Phillip J. Barbaria	Chief Compliance Officer and	None
Principal Funds Distributor, Inc. (2)	AML Officer

Patricia A. Barry	Assistant Secretary	None
The Principal Financial Group (1)

Michael J. Beer	Executive Vice President	Executive Vice President
The Principal Financial Group (1)		and Director

Tracy W. Bollin	Chief Financial Officer	Chief Financial Officer
The Principal Financial Group (1)

David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal Financial Group (1)

Jill R. Brown	President and Director	None
The Principal Financial Group (2)

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(b) (1)	(2)	(3)
Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (PFD)	with the Fund

Teresa M. Button	Vice President and Treasurer	Treasurer
The Principal Financial Group (1)

Gregory B. Elming	Director	None
The Principal Financial Group (1)

Nora M. Everett	Chairman of the Board	Chair, President and
The Principal Financial Group (1)		Chief Executive Officer

Cary Fuchs	Senior Vice President	None
Principal Funds Distributor, Inc. (2)

Stephen G. Gallaher	Assistant General Counsel and	None
The Principal Financial Group (1)	Assistant Secretary

Timothy A. Hill	Senior Vice President – Distribution	None
Principal Funds Distributor, Inc. (2)	and National Sales Manager

Timothy J. Minard	Director	None
The Principal Financial Group (1)

Kevin J. Morris	Senior Vice President and	None
Principal Funds Distributor, Inc. (2)	Chief Marketing Officer

Michael D. Roughton	Senior Vice President and Counsel	Counsel
The Principal Financial Group (1)

Karen E. Shaff	Executive Vice President, General	None
The Principal Financial Group (1)	Counsel and Secretary

Dan L. Westholm	Assistant Vice President/Treasury	Assistant Treasurer
The Principal Financial Group (1)

(1)	Des Moines, IA 50392

(2)	1100 Investment Boulevard
El Dorado Hills, CA 95762-5710
(c)    N/A.
Item 33.    Location of Accounts and Records
Accounts, books and other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser: 655 9th Street, Des Moines, Iowa 50392.
Item 34.    Management Services
N/A.
Item 35.    Undertakings
N/A.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 29th day of December, 2014.

Principal Funds, Inc. (Registrant) /s/ N. M. Everett _____________________________________ N. M. Everett Chair, President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

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Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ N. M. Everett __________________________ N. M. Everett	Chair, President and Chief Executive Officer (Principal Executive Officer)	December 29, 2014

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	December 29, 2014

/s/ L. A. Rasmussen __________________________ L. A. Rasmussen	Vice President and Controller (Controller)	December 29, 2014

(E. Ballantine)* __________________________ E. Ballantine	Director	December 29, 2014

(L. T. Barnes)* __________________________ L. T. Barnes	Director	December 29, 2014

(C. Damos)* __________________________ C. Damos	Director	December 29, 2014

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	December 29, 2014

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	December 29, 2014

(T. Huang)* __________________________ T. Huang	Director	December 29, 2014

(W. C. Kimball)* __________________________ W. C. Kimball	Director	December 29, 2014

(K. McMillan)* __________________________ K. McMillan	Director	December 29, 2014

(D. Pavelich)* __________________________ D. Pavelich	Director	December 29, 2014

/s/ M. J. Beer _______________________________ M. J. Beer Executive Vice President and Director * Pursuant to Power of Attorney filed herein

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